            As filed with the Securities and Exchange Commission on May 18, 2001
                                                 Securities Act File No. 33-4806
                                        Investment Company Act File No. 811-4636

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        /X/

                           PRE-EFFECTIVE AMENDMENT NO.                      / /

                         POST-EFFECTIVE AMENDMENT NO. 54                    /X/

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    /X/

                                Amendment No. 55                            /X/

                                 The Galaxy Fund
               (Exact Name of Registrant as Specified in Charter)
                               4400 Computer Drive
                      Westborough, Massachusetts 01581-5108
                    (Address of Principal Executive Offices)
                         Registrant's Telephone Number:
                                 (877) 289-4252

                                W. Bruce McConnel
                           DRINKER BIDDLE & REATH LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996
                     (Name and Address of Agent for Service)

                                    Copy to:
                        William Greilich, Vice President
                                    PFPC Inc.
                               4400 Computer Drive
                      Westborough, Massachusetts 01581-5108

It is proposed that this filing will become effective (check appropriate box):

  [ ] Immediately upon filing pursuant to paragraph (b)
  [ ] On [date] pursuant to paragraph (b)
  [ ] 60 days after filing pursuant to paragraph (a)(1)
  [ ] On [date] pursuant to paragraph (a)(1)
  [x] 75 days after filing pursuant to paragraph (a)(2)
  [ ] On [date] pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

  [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

        Title of Securities Being Registered:  Shares of Beneficial Interest.

[Front cover page]
The Galaxy Fund





Prospectus
August ___, 2001

Galaxy Large Cap Value Fund
Galaxy Large Cap Growth Fund
Galaxy Pennsylvania Municipal Bond Fund

Retail A Shares and Retail B Shares









As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Contents

1        Risk/return summary

1        Introduction

2        Galaxy Large Cap Value Fund

8        Galaxy Large Cap Growth Fund

13       Galaxy Pennsylvania Municipal Bond Fund

19       Additional information about risk

20       Investor guidelines

21       Fund management

22       How to invest in the Funds

22       How sales charges work

26       Buying, selling and exchanging shares

27                How to buy shares

29                How to sell shares

31                How to exchange shares

32                Other transaction policies

33       Dividends, distributions and taxes

36       Galaxy investor programs

36                Retirement plans

36                Other programs

38       How to reach Galaxy

39       Financial highlights

RISK/RETURN SUMMARY


INTRODUCTION

This prospectus describes the Galaxy Large Cap Value Fund, Galaxy Large Cap Growth Fund and Galaxy Pennsylvania Municipal Bond Fund. Each Fund commenced operations as a separate portfolio (the "Predecessor Fund") of The Pillar Funds. On August __, 2001, each Predecessor Fund was reorganized as a new portfolio of Galaxy.

On the following pages, you'll find important information about each Fund, including:

- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective

-    the main risks associated with an investment in the Fund

- the Fund's past performance measured on both a year-by-year and long-term basis

-    the fees and expenses that you will pay as an investor in the Fund.


THE FUNDS' INVESTMENT ADVISER

Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for all of these Funds.


AN INVESTMENT IN THE FUNDS ISN'T A BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS.

Galaxy Large Cap Value Fund

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks growth of both capital and income.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests in stocks which have an above-average dividend yield relative to the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") and are undervalued by the market. These stocks are primarily dividend-paying common stocks of established U.S. companies with large market capitalizations (in excess of $5 billion).

In selecting portfolio securities for the Fund, the Adviser seeks to buy the stock of companies that are fundamentally sound, but have a market price which the Adviser believes is less than the company's intrinsic value relative to its growth prospects. The Adviser's investment selection process begins with a top-down analysis of general economic conditions to determine how the investments will be weighted among industry sectors. The Fund normally invests in all major industry sectors represented in the S&P 500. The Adviser then conducts an analysis of the fundamental value characteristics (such as price/earnings ratios that are below a company's long-term earnings growth rate, price-to-book value and return on equity) of the companies within those sectors to identify stocks which represent "bargains" with the potential to appreciate in value in the near term.

The Adviser continually monitors the securities held by the Fund and may sell a security when it achieves a designated price target, there is a fundamental change in a company's prospects or better investment opportunities become available.

[Sidenote:]
VALUE STOCKS
Value stocks are ones that appear to be underpriced based on measures such as lower price-to-book value and price-to-earnings growth ratios.

[Sidenote:]
MARKET CAPITALIZATION
A company's market capitalization is the price of a share of its stock, multiplied by the number of shares held by investors.

THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- LARGE CAP VALUE STOCKS - The Fund is subject to the risk that the large capitalization value stocks that it typically holds may underperform other segments of the equity market or the equity markets as a whole.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The Fund began operations on April 1, 1992 as the Pillar Equity Value Fund, a separate portfolio (the "Predecessor Fund") of The Pillar Funds. On August __, 2001, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold three classes of shares, Class I Shares, Class A Shares and Class B Shares. In connection with the reorganization, holders of Class A Shares and Class B Shares of the Predecessor Fund exchanged their shares for Retail A Shares and Retail B Shares, respectively, of the Fund. The returns shown below are for Class A Shares and Class B Shares of the Predecessor Fund.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Class A Shares of the Predecessor Fund has varied from year to year. The returns for Class B Shares of the Predecessor Fund were different than the figures shown because each class of shares had different expenses. The figures don't include any sales charges that investors paid when buying Class A Shares of the Predecessor Fund and have not been restated to reflect the sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.


[Sidenote:]
Best quarter:     22.52% for the quarter ended December 31, 1998
Worst quarter:    -10.46% for the quarter ended September 30, 1998


[bar chart goes here]

--------------- -------------- ------------- ------------- ------------- ------------- ------------- -------------
     1993           1994           1995          1996          1997          1998          1999          2000
--------------- -------------- ------------- ------------- ------------- ------------- ------------- -------------
    5.85%          -5.83%         36.35%        21.15%        25.51%        27.18%        13.77%        -3.14%
--------------- -------------- ------------- ------------- ------------- ------------- ------------- -------------

The total return for Class A Shares of the Predecessor Fund for the quarter ended March 31, 2001 was -13.15%.

AVERAGE ANNUAL TOTAL RETURNS

The table shows the average annual total returns (after taking into account any sales charges) for Class A Shares and Class B Shares of the Predecessor Fund for the periods ended December 31, 2000, as compared to a broad-based market index.

---------------------------- -------------------------- --------------------- ---------------------------------
                                      1 year                  5 years         Since inception
---------------------------- -------------------------- --------------------- ---------------------------------
Class A Shares(1)
of the Predecessor Fund
(Pillar Equity Value Fund)            -8.71%                   14.97%         13.12% (4/1/92)
---------------------------- -------------------------- --------------------- ---------------------------------
Class B Shares(2)
of the Predecessor Fund
(Pillar Equity Value Fund)            -8.91%                    N/A           11.97% (5/12/97)
---------------------------- -------------------------- --------------------- ---------------------------------
Class B Shares(3)
of the Predecessor Fund
(Pillar Equity Value Fund)            -8.45%                    N/A           11.78% (5/12/97)
---------------------------- -------------------------- --------------------- ---------------------------------
S&P 500                               -9.11%                   18.33%         16.70% (4/30/92)
                                                                              14.70% (5/31/97)
---------------------------- -------------------------- --------------------- ---------------------------------

(1) The performance of Class A Shares of the Predecessor Fund has been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Retail A Shares.

(2) The performance of Class B Shares of the Predecessor Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares of the Fund that were issued to former holders of Class B Shares of the Predecessor Fund in connection with the reorganization of the Predecessor Fund and are redeemed within six years of purchase. See "How sales charges work - Retail B Shares" on page __.
(3) The performance of Class B Shares of the Predecessor Fund has been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that are purchased after the reorganization of the Predecessor Fund and redeemed within seven years of purchase. See "How sales charges work - Retail B Shares" on page __.

[Sidenote:]
The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

[Sidenote:]
PORTFOLIO MANAGER
The Fund's portfolio manager is Fernando Garip, a Senior Vice President of the Adviser. He is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Garip has managed investments for the Adviser and its affiliates for the past 19 years and has managed the Predecessor Fund since 1996.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)

----------------------- ------------------------------ -----------------------------------
                        Maximum sales charge           Maximum deferred sales charge
                        (load) on purchases            (load) shown as a % of the
                        shown as a % of                offering price or sale price,
                        the offering price             whichever is less
----------------------- ------------------------------ -----------------------------------
Retail A Shares         5.75%(1)                       None(2)
----------------------- ------------------------------ -----------------------------------
Retail B Shares         None                           5.50%(3)
----------------------- ------------------------------ -----------------------------------
Retail B Shares         None                           5.00%(4)
----------------------- ------------------------------ -----------------------------------

Annual Fund operating expenses (expenses deducted from the Fund's assets)

----------------------- ----------------- ------------------- ------------- --------------
                                          Distribution and                  Total Fund
                                          service (12b-1)     Other         operating
                        Management fees   fees                expenses      expenses
----------------------- ----------------- ------------------- ------------- --------------
Retail A Shares              0.75%              0.25%(5)         0.26%          1.26%
----------------------- ----------------- ------------------- ------------- --------------
Retail B Shares              0.75%              0.95%(6)         0.30%          2.00%
----------------------- ----------------- ------------------- ------------- --------------

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies to Retail B Shares acquired in the reorganization of the Predecessor Fund if you sell your shares in the first year after purchase and gradually declines to 1% in the sixth year after purchase. Your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."
(4) This amount applies to Retail B Shares purchased after the reorganization of the Predecessor Fund if you sell your shares in the first year after purchase and gradually declines to 1% in the seventh year after purchase. Your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."
(5) The Fund may pay Distribution (12b-1) fees up to a maximum of 0.50% of the Fund's average daily net assets attributable to Retail A Shares, but will limit such fees to not more than 0.25% during the current fiscal year.
(6) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    your Retail B Shares convert to Retail A Shares after eight years
-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

------------------------- ------------------- -------------------- --------------------- --------------------
                          1 year              3 years              5 years               10 years
------------------------- ------------------- -------------------- --------------------- --------------------
Retail A Shares           $696                $952                 $1,227                $2,010
------------------------- ------------------- -------------------- --------------------- --------------------
Retail B Shares(1)        $753                $1,027               $1,278                $2,136
------------------------- ------------------- -------------------- --------------------- --------------------
Retail B Shares(2)        $703                $1,027               $1,378                $2,136
-------------------------------------------------------------------------------------------------------------
If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:
------------------------- ------------------- -------------------- --------------------- --------------------
Retail B Shares(1)        $203                $627                 $1,078                $2,136
------------------------- ------------------- -------------------- --------------------- --------------------
Retail B Shares(2)        $203                $627                 $1,078                $2,136
------------------------- ------------------- -------------------- --------------------- --------------------

------------------
(1) Retail B Shares acquired in connection with the reorganization of the Predecessor Fund.
(2)  Retail B Shares purchased after the reorganization of the Predecessor Fund.

Galaxy Large Cap Growth Fund

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of common stocks of established U.S. companies with large market capitalizations (in excess of $5 billion) that demonstrate long-term earnings growth.

In selecting portfolio securities for the Fund, the Adviser seeks to buy companies that have consistently grown earnings above the S&P 500 earnings growth rate and are attractively priced relative to their growth prospects. The Adviser's investment selection process begins with a top-down analysis of general economic conditions to determine how the investments will be weighted among industry sectors. The Adviser then conducts an analysis of fundamental growth characteristics (such as return on equity, earnings growth and consistency, and price/earnings ratio) of the companies within those sectors to identify stocks which are likely to appreciate in value.

The Adviser continually monitors the securities held by the Fund and may sell a security when it achieves a designated price target, there is a fundamental change in a company's prospects or better investment opportunities become available.

[Sidenote:]
GROWTH STOCKS
Growth stocks offer strong revenue and earnings potential, and accompanying capital growth, with generally less dividend income than value stocks.

[Sidenote:]
MARKET CAPITALIZATION
A company's market capitalization is the price of a share of its stock, multiplied by the number of shares held by investors.

THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- LARGE CAP GROWTH STOCKS - The Fund is subject to the risk that the large capitalization growth stocks that it typically holds may underperform other segments of the equity market or the equity markets as a whole.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The Fund began operations on January 31, 1997 as the Pillar Equity Growth Fund, a separate portfolio (the "Predecessor Fund") of The Pillar Funds. On August __, 2001, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold three classes of shares, Class I Shares, Class A Shares and Class B Shares. In connection with the reorganization, holders of Class A Shares and Class B Shares of the Predecessor Fund exchanged their shares for Retail A Shares and Retail B Shares, respectively, of the Fund. The returns shown below are for Class A Shares and Class B Shares of the Predecessor Fund.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Class A Shares of the Predecessor Fund has varied from year to year. The returns for Class B Shares of the Predecessor Fund were different than the figures shown because each class of shares had different expenses. The figures don't include any sales charges that investors paid when buying Class A Shares of the Predecessor Fund and have not been restated to reflect the sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.


[Sidenote:]
Best quarter:     34.59% for the quarter ended December 31, 1999
Worst quarter:    -17.55% for the quarter ended December 31, 2000


[bar chart goes here]

--------------- ------------- -------------
     1998           1999          2000
--------------- ------------- -------------
    30.69%         49.12%       -12.02%
--------------- ------------- -------------

The total return for Class A Shares of the Predecessor Fund for the quarter ended March 31, 2001 was -20.52%.

AVERAGE ANNUAL TOTAL RETURNS

The table shows the average annual total returns (after taking into account any sales charges) for Class A Shares and Class B Shares of the Predecessor Fund for the periods ended December 31, 2000, as compared to a broad-based market index.

-------------------------- ------------- --------------------------------
                              1 year     Since inception
-------------------------- ------------- --------------------------------
Class A Shares(1)
of the Predecessor Fund
(Pillar Equity Growth
Fund)                        -17.06%     16.59% (2/3/97)
-------------------------- ------------- --------------------------------
Class B Shares(2)
of the Predecessor Fund
(Pillar Equity Growth
Fund)                        -16.98%     17.47% (5/21/97)
-------------------------- ------------- --------------------------------
Class B Shares(3)
of the Predecessor Fund
(Pillar Equity Growth
Fund)                        -16.59%     17.31% (5/21/97)
-------------------------- ------------- --------------------------------
S&P 500                       -9.11%     15.79% (1/31/97)
                                         14.70% (5/31/97)
-------------------------- ------------- --------------------------------

(1) The performance of Class A Shares of the Predecessor Fund has been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Retail A Shares.
(2) The performance of Class B Shares of the Predecessor Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares of the Fund that were issued to former holders of Class B Shares of the Predecessor Fund in connection with the reorganization of the Predecessor Fund and are redeemed within six years of purchase. See "How sales charges work - Retail B Shares" on page __.
(3) The performance of Class B Shares of the Predecessor Fund has been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that are purchased after the reorganization of the Predecessor Fund and redeemed within seven years of purchase. See "How sales charges work - Retail B Shares" on page __.

[Sidenote:]
The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

[Sidenote:]
PORTFOLIO MANAGER
The Fund's portfolio manager is Glen C. Corbitt, a Vice President of the Adviser. He is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Corbitt has been associated with the Adviser and its affiliates since 1995 and prior thereto served as an accountant for Rockefeller Financial Services. He has co-managed the Predecessor Fund since April, 1999 and, effective June 15, 2000, became the manager of the Predecessor Fund.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)

----------------------- ------------------------------ -----------------------------------
                                                       Maximum deferred sales charge
                        Maximum sales charge (load)    (load) shown as a % of the
                        on purchases shown as a % of   offering price or sale price,
                        the offering price             whichever is less
----------------------- ------------------------------ -----------------------------------
Retail A Shares         5.75%(1)                       None(2)
----------------------- ------------------------------ -----------------------------------
Retail B Shares         None                           5.50%(3)
----------------------- ------------------------------ -----------------------------------
Retail B Shares         None                           5.00%(4)
----------------------- ------------------------------ -----------------------------------

 Annual Fund operating expenses (expenses deducted from the Fund's assets)

----------------------- ----------------- ------------------- ------------- --------------
                        Management fees   Distribution and                  Total Fund
                                          service (12b-1)     Other         operating
                                          fees                expenses      expenses
----------------------- ----------------- ------------------- ------------- --------------
Retail A Shares              0.75%              0.25%(5)         0.34%          1.34%
----------------------- ----------------- ------------------- ------------- --------------
Retail B Shares              0.75%              0.95%(6)         0.33%          2.03%
----------------------- ----------------- ------------------- ------------- --------------

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."

(3) This amount applies to Retail B Shares acquired in the reorganization of the Predecessor Fund if you sell your shares in the first year after purchase and gradually declines to 1% in the sixth year after purchase. Your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."

(4) This amount applies to Retail B Shares purchased after the reorganization of the Predecessor Fund if you sell your shares in the first year after purchase and gradually declines to 1.00% in the seventh year after purchase. Your Retail B Shares automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work."

(5) The Fund may pay Distribution (12b-1) fees up to a maximum of 0.50% of the Fund's average daily net assets attributable to Retail A Shares, but will limit such fees to not more than 0.25% during the current fiscal year.

(6) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.95% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    your Retail B Shares convert to Retail A Shares after eight years
-    the Fund's operating expenses remain the same.


Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

------------------------- ------------------- -------------------- --------------------- --------------------
                          1 year              3 years              5 years               10 years
------------------------- ------------------- -------------------- --------------------- --------------------
Retail A Shares           $704                $975                 $1,267                $2,095
------------------------- ------------------- -------------------- --------------------- --------------------
Retail B Shares(1)        $756                $1,037               $1,293                $2,181
------------------------- ------------------- -------------------- --------------------- --------------------
Retail B Shares(2)        $706                $1,037               $1,393                $2,181
-------------------------------------------------------------------------------------------------------------
If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:
-------------------------------------------------------------------------------------------------------------
Retail B Shares(1)        $206                $637                 $1,093                $2,181
------------------------- ------------------- -------------------- --------------------- --------------------
Retail B Shares(2)        $206                $637                 $1,093                $2,181
------------------------- ------------------- -------------------- --------------------- --------------------

------------------
(1) Retail B Shares acquired in connection with the reorganization of the Predecessor Fund.
(2)  Retail B Shares purchased after the reorganization of the Predecessor Fund.

     Galaxy Pennsylvania Municipal Bond Fund

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide current income exempt from both federal and Pennsylvania state income taxes, consistent with the preservation of capital.

[Sidenote:]
PRESERVATION OF CAPITAL
Preservation of capital means protecting the amount of money you invest in a Fund. If a Fund seeks to preserve capital, it will try to maintain a relatively stable share price so your investment is protected.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from regular federal income tax, and at least 65% of its total assets in Pennsylvania municipal securities, which are securities issued by the Commonwealth of Pennsylvania and other government issuers and that pay interest which is exempt from both regular federal income tax and Pennsylvania state income tax. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all Fund investments will be of investment grade quality and will have one of the top three ratings assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below the minimum required rating. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current market and economic conditions and the Adviser's assessment of probable changes in interest rates. It is expected, however, that under normal circumstances the Fund's average weighted maturity will be less than 15 years.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

[Sidenote:]
MUNICIPAL SECURITIES
State and local governments issue municipal securities to raise money to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions. Some municipal securities, known as private activity bonds, are backed by private entities and are used to finance various non-public projects. Municipal securities which can be issued as bonds, notes or commercial paper, usually have fixed interest rates, although some have interest rates that change from time to time.

[Sidenote:]
TYPES OF MUNICIPAL SECURITIES
GENERAL OBLIGATION SECURITIES are secured by the issuer's full faith, credit and taxing power. REVENUE OBLIGATION SECURITIES are usually payable only from revenues derived from specific facilities or revenue sources. PRIVATE ACTIVITY BONDS are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds.

[Sidenote:]
AVERAGE WEIGHTED MATURITY
Average weighted maturity gives you the average time until all debt securities in a Fund come due or MATURE. It is calculated by averaging the time to maturity of all debt securities held by a Fund with each maturity "weighted" according to the percentage of assets it represents.


THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.
- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.
- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund, which holds more investments.
- SINGLE STATE RISK - Because the Fund invests primarily in Pennsylvania municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Pennsylvania. Other considerations affecting the Fund's investments in Pennsylvania municipal securities are summarized in the Statement of Additional Information.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The Fund began operations on May 3, 1992 as the Pillar Pennsylvania Municipal Securities Fund, a separate portfolio (the "Predecessor Fund") of The Pillar Funds. On August __, 2001, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the Reorganization, the Predecessor Fund offered and sold two classes of shares, Class I Shares and Class A Shares. In connection with the Reorganization, holders of Class I Shares and Class A Shares of the Predecessor Fund exchanged their shares for Trust Shares of the Fund. The returns shown below are for Class I Shares of the Predecessor Fund.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Class I Shares of the Predecessor Fund has varied from year to year. Class I Shares of the Predecessor Fund were sold without any sales charges. If the returns for Class I Shares of the Predecessor Fund were restated to reflect the sales charges that investors pay when buying or selling Retail A Shares of the Fund, the returns would be lower. Prior to the date of this Prospectus, the Fund had not offered Retail B Shares to investors. The returns for Retail B Shares would have been different from the figures shown below because each class of shares has different expenses.

[Sidenote:]
Best quarter:     5.64% for the quarter ended December 31, 2000
Worst quarter:    -3.30% for the quarter ended March 31, 1994

[bar chart goes here]

------------- ----------- ----------- ----------- ------------ ----------- -----------
    1994         1995        1996        1997        1998         1999        2000
------------- ----------- ----------- ----------- ------------ ----------- -----------
   -2.58%       11.53%      3.89%       7.18%        4.84%       -7.05%      13.31%
------------- ----------- ----------- ----------- ------------ ----------- -----------

The total return for Class I Shares of the Predecessor Fund for the quarter ended March 31, 2001 was 1.97%.

AVERAGE ANNUAL TOTAL RETURNS

The table shows the average annual total returns for Class I Shares of the Predecessor Fund for the periods ended December 31, 2000, as compared to a broad-based market index.

---------------------------------------- ------------------ ----------------- -------------------------------
                                              1 year            5 years       Since inception
---------------------------------------- ------------------ ----------------- -------------------------------
Class I Shares(1)
of the Predecessor Fund (Pillar
Pennsylvania Municipal Securities Fund)        7.93%             3.21%        3.72% (5/3/93)
---------------------------------------- ------------------ ----------------- -------------------------------
Class I Shares(2)
of the Predecessor Fund (Pillar
Pennsylvania Municipal Securities Fund)        8.31%             3.73%        4.38% (5/3/93)
---------------------------------------- ------------------ ----------------- -------------------------------
Lehman Brothers 5-Year Municipal Bond
Index                                          7.70%             4.95%        5.21% (since 5/31/93)
---------------------------------------- ------------------ ----------------- -------------------------------

(1) The performance of Class I Shares of the Predecessor Fund has been restated to include the effect of the maximum 4.75% front-end sales charge payable on purchases of Retail A Shares.
(2) The performance of Class I Shares of the Predecessor Fund has been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares within seven years of purchase. Retail B Shares are also subject to distribution and service (12b-1) fees at an annual rate of 0.80% of the Fund's Retail B Share assets. Had the performance of Class I Shares of the Predecessor Fund been restated to reflect these distribution and service (12b-1) fees, average annual total returns for Class I Shares of the Predecessor Fund would have been lower.

[Sidenote:]
The Lehman Brothers 5-Year Municipal Bond Index is an unmanaged index which tracks the performance of investment grade municipal bonds with remaining maturities of between 4 and 6 years.

[Sidenote:]
PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since August __, 2001.


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)

----------------------- ------------------------------ -----------------------------------
                                                       Maximum deferred sales charge
                        Maximum sales charge (load)    (load) shown as a % of the
                        on purchases shown as a % of   offering price or sale price,
                        the offering price             whichever is less
----------------------- ------------------------------ -----------------------------------
Retail A Shares         4.75%(1)                       None(2)
----------------------- ------------------------------ -----------------------------------
Retail B Shares         None                           5.00%(3)
----------------------- ------------------------------ -----------------------------------


Annual Fund operating expenses (expenses deducted from the Fund's assets)

----------------------- ----------------- ------------------- ------------- --------------
                                          Distribution and                  Total Fund
                                          service (12b-1)     Other         operating
                        Management fees   fees                expenses      expenses
----------------------- ----------------- ------------------- ------------- --------------
Retail A Shares              0.75%(4)           0.15%(5)         0.42%         1.32%(4)
----------------------- ----------------- ------------------- ------------- --------------
Retail B Shares              0.75%(4)           0.80%(6)         0.42%         1.97%(4)
----------------------- ----------------- ------------------- ------------- --------------

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the seventh year after purchase. Your Retail B Shares will automatically convert to Retail A Shares after eight years. See "How to invest in the Funds - How sales charges work" on page __.
(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.45%. Total Fund operating expenses after this waiver are expected to be 1.02% for Retail A Shares and 1.67% for Retail B Shares. This fee waiver may be revised or discontinued at any time.
(5) The Fund may pay Distribution (12b-1) fees up to a maximum of 0.50% of the Fund's average daily net assets attributable to Retail A Shares, but will limit such fees to not more than 0.15% during the current fiscal year.
(6) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Retail B Shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.80% during the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    your Retail B Shares convert to Retail A Shares after eight years
-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

------------------------- ------------------- -------------------- --------------------- --------------------
                          1 year              3 years              5 years               10 years
------------------------- ------------------- -------------------- --------------------- --------------------
Retail A Shares           $603                $873                 $1,164                $1,990
------------------------- ------------------- -------------------- --------------------- --------------------
Retail B Shares           $700                $1,018               $1,362                $2,128
-------------------------------------------------------------------------------------------------------------
If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:
-------------------------------------------------------------------------------------------------------------
Retail B Shares           $200                $618                 $1,062                $2,128
------------------------- ------------------- -------------------- --------------------- --------------------

ADDITIONAL INFORMATION ABOUT RISK


The main risks associated with an investment in each of the Funds have been described above. The following supplements that discussion.


TEMPORARY DEFENSIVE POSITIONS

Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its principal investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income) and taxable investments, such as money market instruments and debt securities issued or guaranteed by the U.S. Government or its agencies. This strategy could prevent a Fund from achieving its investment objective and could reduce the Fund's return and affect its performance during a market upswing.


OTHER TYPES OF INVESTMENTS

This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI) which is referred to on the back cover of this prospectus.

INVESTOR GUIDELINES


The table below provides information as to which type of investor might want to invest in each of the Funds. It's meant as a general guide only. TAX-EXEMPT FUNDS ARE GENERALLY NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS BEFORE TAXES ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS. Consult your financial institution or plan administrator for help in deciding which Fund is right for you.


------------------------------------------------------- -----------------------------------------------------
Galaxy Fund                                             May be best suited for investors who...
------------------------------------------------------- -----------------------------------------------------
Galaxy Large Cap Value Fund                             -    are seeking growth of capital
                                                        -    are seeking income
                                                        -    can tolerate some share price volatility
------------------------------------------------------- -----------------------------------------------------
Galaxy Large Cap Growth Fund                            -    are seeking long-term growth of capital
                                                        -    are not seeking income
                                                        -    can tolerate the risk of investing in equity
                                                             securities
------------------------------------------------------- -----------------------------------------------------
Galaxy Pennsylvania Municipal Bond Fund                 -    reside in Pennsylvania and are seeking current
                                                             income that is exempt from regular federal
                                                             income tax and Pennsylvania state income tax
                                                        -    are seeking a higher yield than is available
                                                             from shorter-term tax-exempt securities or
                                                             money market funds
------------------------------------------------------- -----------------------------------------------------


[Sidenote:]
TAX-EQUIVALENT YIELD
One way to understand the tax advantages of a tax-exempt fund is to compare its after-tax return to that of a taxable investment. For example, suppose a taxable fund pays a return of 10%. If you're in the 36% federal income tax bracket, the fund's return after taxes is 6.4%. When a tax-exempt fund pays a return of 10%, you don't pay tax. So if you're in the 36% tax bracket, that's the equivalent of earning about 15.6% on a taxable fund. If you're in a low tax bracket, however, it may not be helpful to invest in a tax-exempt fund if you can achieve a higher after-tax return from a taxable investment.

FUND MANAGEMENT


ADVISER

The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"), was established in 1984 and has its main office at 100 Federal Street, Boston, Massachusetts 02110. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 2000, the Adviser managed over $99 billion in assets.


The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains related records.

Prior to March 1, 2001, Summit Bank Investment Management Division, a division of Summit Bank ("Summit Bank"), served as the investment adviser to the Predecessor Funds. Summit Bank was a wholly-owned subsidiary of Summit Bancorp. On March 1, 2001, FleetBoston acquired Summit Bancorp and thereafter, the Adviser succeeded Summit Bank as the investment adviser to the Predecessor Funds.

The management fees paid to Summit Bank by the Predecessor Funds during the fiscal year ended December 31, 2000 are set forth below.

------------------------------------------------------- --------------------------------------------------------------
Fund                                                    Management fee as a % of average net assets
------------------------------------------------------- --------------------------------------------------------------
Large Cap Value Fund                                                                0.67%
------------------------------------------------------- --------------------------------------------------------------
Large Cap Growth Fund                                                               0.68%
------------------------------------------------------- --------------------------------------------------------------
Pennsylvania Municipal Bond Fund                                                    0.39%
------------------------------------------------------- --------------------------------------------------------------


ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES

The Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

HOW TO INVEST IN THE FUNDS


HOW SALES CHARGES WORK

You will normally pay a sales charge to invest in the Funds. If you buy Retail A Shares, you'll usually pay a sales charge (sometimes called a front-end load) at the time you buy your shares. If you buy Retail B Shares, you may have to pay a contingent deferred sales charge (sometimes called a back-end load or CDSC) when you sell your shares. This section explains these two options.


[Sidenote:]
NET ASSET VALUE
The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a Fund's assets attributable to Retail A Shares or Retail B Shares, minus the value of the Fund's liabilities attributable to Retail A Shares or Retail B Shares, divided by the number of Retail A Shares or Retail B Shares held by investors.


[Sidenote:]
SALES CHARGE WAIVERS

Ask your financial adviser or Galaxy's distributor, or consult the SAI for other instances in which the sales load on Retail A Shares is waived. When you buy your shares, you must tell your financial adviser or Galaxy's distributor that you qualify for a sales load waiver. To contact Galaxy's distributor, call 1-877-BUY- GALAXY (1-877-289-4252).


RETAIL A SHARES

The tables below shows the sales charge you'll pay if you buy Retail A Shares of the Funds. The offering price is the NAV of the shares purchased, plus any applicable sales charge.

LARGE CAP VALUE FUND AND LARGE CAP GROWTH FUND

------------------------------------- ------------------------------------------------------------
                                           Total sales charge
------------------------------------- ------------------------------------------------------------
Amount of your investment             As a % of the offering price   As a % of your investment
                                      per share
------------------------------------- ------------------------------ -----------------------------
Less than $50,000                     5.75%                          6.01%
------------------------------------- ------------------------------ -----------------------------
$50,000 but less than $100,000        4.50%                          4.71%
------------------------------------- ------------------------------ -----------------------------
$100,000 but less than $250,000       3.50%                          3.63%
------------------------------------- ------------------------------ -----------------------------
$250,000 but less than $500,000       2.50%                          2.56%
------------------------------------- ------------------------------ -----------------------------
$500,000 but less than
$1,000,000                            2.00%                          2.04%
------------------------------------- ------------------------------ -----------------------------
$1,000,000 and over                   0.00%(1)                       0.00%(1)
------------------------------------- ------------------------------ -----------------------------

PENNSYLVANIA MUNICIPAL BOND FUND

--------------------------------------------- ------------------------------------------------------------------------

                                                     Total sales charge
--------------------------------------------- ------------------------------------------------------------------------
         Amount of your investment              As a % of the offering price          As a % of your investment
                                                         per share
--------------------------------------------- --------------------------------- --------------------------------------
Less than $50,000                             4.75%                             4.99%
--------------------------------------------- --------------------------------- --------------------------------------
$50,000 but less than $100,000                4.50%                             4.71%
--------------------------------------------- --------------------------------- --------------------------------------
$100,000 but less than $250,000               3.50%                             3.63%
--------------------------------------------- --------------------------------- --------------------------------------
$250,000 but less than $500,000               2.50%                             2.56%
--------------------------------------------- --------------------------------- --------------------------------------
$500,000 but less than $1,000,000             2.00%                             2.04%
--------------------------------------------- --------------------------------- --------------------------------------
$1,000,000 and over                           0.00%(1)                          0.00%(1)
--------------------------------------------- --------------------------------- --------------------------------------

(1) There is no front-end sales charge on investments in Retail A Shares of $1,000,000 or more. However, if you sell the shares within one year after buying them, you'll pay a CDSC of 1% of the offering price or 1% of the net asset value of your shares, whichever is less, unless the shares were sold because of the death or disability of the shareholder. However, Galaxy will waive the 1% CDSC on withdrawals of Retail A Shares made through Galaxy's Systematic Withdrawal Plan that don't annually exceed 12% of your account's value. See "Galaxy investor programs - Systematic withdrawal plan" on page
     __.

Galaxy's distributor may, from time to time, implement programs under which a broker-dealer's sales force may be eligible to win nominal awards for certain sales efforts. If any such program is made available to any broker-dealer, it will be made available to all broker-dealers on the same terms. Payments made under such programs are made by Galaxy's distributor out of its own assets and not out of the assets of the Funds. These programs will not change the price of Retail A Shares or the amount that the Funds will receive from such sales.

Certain affiliates of the Adviser may, at their own expense, provide additional compensation to affiliated broker-dealers whose customers purchase significant amounts of Retail A Shares of one or more Funds and to unaffiliated broker-dealers whose customers purchase Retail A Shares of one or more of the Funds. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of the Adviser's affiliates.

There's no sales charge when you buy Retail A Shares if:

-    You buy shares by reinvesting dividends and distributions.
- You buy shares with money from another Galaxy Fund on which you've already paid a sales charge (as long as you buy the new shares within 90 days after selling your other shares).
- You're an investment professional who places trades for your clients and charges them a fee.
- You buy shares under an all-inclusive fee program (sometimes called a "wrap fee program") offered by a broker-dealer or other financial institution.
-    You were a Galaxy shareholder before December 1, 1995.
- You were a shareholder of the Boston 1784 Funds on the date when the Boston 1784 Funds were reorganized into Galaxy.

RETAIL B SHARES

If you acquired Retail B Shares of a Fund in connection with the reorganization of the Predecessor Funds into Galaxy, you won't pay a CDSC unless you sell your shares within six years of buying the Class B Shares of the Predecessor Fund you held prior to the reorganization. The following table shows the schedule of CDSC charges for Retail B Shares acquired in connection with the reorganization of the Predecessor Funds:

-------------------------------------------------- ----------------------------------------------------------
If you sell your shares                            You'll pay a CDSC of
-------------------------------------------------- ----------------------------------------------------------
during the first year                              5.50%
-------------------------------------------------- ----------------------------------------------------------
during the second year                             5.00%
-------------------------------------------------- ----------------------------------------------------------
during the third year                              4.00%
-------------------------------------------------- ----------------------------------------------------------
during the fourth year                             3.00%
-------------------------------------------------- ----------------------------------------------------------
during the fifth year                              2.00%
-------------------------------------------------- ----------------------------------------------------------
during the sixth year                              1.00%
-------------------------------------------------- ----------------------------------------------------------
during the seventh year                            None
-------------------------------------------------- ----------------------------------------------------------
after the seventh year                             None
-------------------------------------------------- ----------------------------------------------------------


If you buy Retail B shares of a Fund after the reorganization of the Predecessor Funds into Galaxy, you won't pay a CDSC unless you sell your shares within seven years of buying them.

The following table shows the schedule of CDSC charges for Retail B Shares purchased after the reorganization of the Predecessor Funds:

-------------------------------------------------- ----------------------------------------------------------
If you sell your shares                            You'll pay a CDSC of
-------------------------------------------------- ----------------------------------------------------------
during the first year                              5.00%
-------------------------------------------------- ----------------------------------------------------------
during the second year                             4.00%
-------------------------------------------------- ----------------------------------------------------------
during the third year                              4.00%
-------------------------------------------------- ----------------------------------------------------------
during the fourth year                             4.00%
-------------------------------------------------- ----------------------------------------------------------
during the fifth year                              3.00%
-------------------------------------------------- ----------------------------------------------------------
during the sixth year                              2.00%
-------------------------------------------------- ----------------------------------------------------------
during the seventh year                            1.00%
-------------------------------------------------- ----------------------------------------------------------
after the seventh year                             None
-------------------------------------------------- ----------------------------------------------------------


For purposes of calculating the CDSC, all purchases made during a calendar month are considered to be made on the first day of that month. The CDSC is based on the value of the Retail B Shares on the date that they are sold or the original cost of the shares, whichever is lower. To keep your CDSC as low as possible each time you sell shares, Galaxy will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these, Galaxy will sell those shares that have the lowest CDSC. There is no CDSC on Retail B Shares that you acquire by reinvesting your dividends and distributions. In addition, there's no CDSC when Retail B Shares are sold because of the death or disability of a shareholder and in certain other circumstances such as exchanges. Ask your financial adviser or Galaxy's distributor, or consult the SAI, for other instances in which the CDSC is waived. To contact Galaxy's distributor, call 1-877-BUY-GALAXY (1-877-289-4252).


DISTRIBUTION AND SHAREHOLDER SERVICE FEES

Retail A Shares of the Funds can pay distribution (12b-1) fees at an annual rate of up to 0.50% of each Fund's Retail A Share assets. The Large Cap Value Fund and Large Cap Growth Fund do not intend to pay more than 0.25%, and the Pennsylvania Municipal Bond Fund does not intend to pay more than 0.15%, in distribution (12b-1) fees with respect to Retail A Shares during the current fiscal year.

Retail B Shares of the Funds can pay distribution and shareholder service (12b-1) fees at an annual rate of up to 1.15% of each Fund's Retail B Share assets. The Large Cap Value Fund and Large Cap Growth Fund do not intend to pay more than 0.95%, and the Pennsylvania Municipal Bond Fund does not intend to pay more than 0.80%, in distribution and shareholder service (12b-1) fees with respect to Retail B Shares during the current fiscal year.

Galaxy has adopted separate plans under Rule 12b-1 that allow Galaxy to pay fees from the Retail A Share assets of each Fund for selling and distributing Retail A Shares and from the Retail B Share assets of each Fund for selling and distributing Retail B Shares and for services provided to shareholders. Because 12b-1 fees are paid on an ongoing basis, over time they increase the cost of your investment and may cost more than paying other sales charges.

CONVERTING RETAIL B SHARES TO RETAIL A SHARES

Eight years after you buy Retail B Shares (or, if you acquired your Retail B Shares in connection with the reorganization of the Predecessor Funds into Galaxy, eight years after you bought the Class B Shares of the Predecessor Fund that you held prior to the reorganization), they will automatically convert to Retail A Shares of the Fund. This allows you to benefit from the lower annual expenses of Retail A Shares.


CHOOSING BETWEEN RETAIL A SHARES AND RETAIL B SHARES

Retail B Shares are subject to higher fees than Retail A Shares. For this reason, Retail A Shares can be expected to pay higher dividends than Retail B Shares. However, because Retail A Shares are subject to an initial sales charge which is deducted at the time you purchase Retail A Shares (unless you qualify for a sales load waiver), you will have less of your purchase price invested in a particular Fund if you purchase Retail A Shares than if you purchase Retail B Shares of the Fund.

In deciding whether to buy Retail A Shares or Retail B Shares, you should consider how long you plan to hold the shares. Over time, the higher fees on Retail B Shares may equal or exceed the initial sales charge and fees for Retail A Shares. Retail A Shares may be a better choice if you qualify to have the sales charge reduced or eliminated or if you plan to sell your shares within one or two years.

Consult your financial adviser for help in choosing the appropriate share class.

BUYING, SELLING AND EXCHANGING SHARES

You can buy and sell Retail A Shares and Retail B Shares of the Funds on any business day. For the Large Cap Value Fund and Large Cap Growth Fund, a business day is any day that the New York Stock Exchange is open. For the Pennsylvania Municipal Bond Fund, a business day is any day that the New York Stock Exchange, the Federal Reserve Bank of New York and the principal bond markets (as recommended by the Bond Market Association) are open for business.

Retail A Shares and Retail B Shares have different prices. The price at which you buy shares is the NAV next determined after your order is accepted, plus any applicable sales charge. The price at which you sell shares is the NAV next determined, after receipt of your order in proper form as described below, less any applicable CDSC in the case of Retail B Shares. NAV is determined on each business day at the close of regular trading on the New York Stock Exchange that day (usually 4:00 p.m. Eastern time).

If market prices are readily available for securities owned by the Funds, they're valued at those prices. If market prices are not readily available for some securities, they are valued at fair value under the supervision of Galaxy's Board of Trustees.

Sometimes, the price of a security trading on a domestic or foreign stock exchange may be affected by events that happen after that exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. In addition, certain securities, in particular foreign securities, may trade on days when shares of the Funds are not priced. As a result, the NAV per share of a Fund holding these securities may change on days when you won't be able to buy or sell Fund shares.

[Sidenote:]
MINIMUM INVESTMENT AMOUNTS
The minimum initial investment to open a Fund account is:
-    $2,500 for regular accounts
-    $500 for retirement plan accounts, such as IRA, SEP and Keogh Plan accounts
-    $100 for college savings accounts, including Education IRA accounts.

There is generally no minimum initial investment if you participate in the Automatic Investment Program or in a salary reduction retirement plan such as a SIMPLE IRA or 401(k). You generally can make additional investments for as little as $100. See GALAXY INVESTOR PROGRAMS below for information on other minimums for initial and additional investments.

Usually, you must keep at least $250 in your account other than retirement plan accounts. If your account falls below $250 because you sell or exchange shares, Galaxy may redeem your shares and close your account. Galaxy will give you 60 days' notice in writing before closing your account.


HOW TO BUY SHARES

You can buy shares through your financial adviser or directly from Galaxy's distributor by calling 1-877-BUY-GALAXY (1-877-289-4252). A financial adviser who places orders on your behalf may charge you a separate fee for their services.

If you want to buy shares and you are a customer of a financial adviser such as a broker-dealer, bank or savings and loan association, including a financial adviser affiliated with the Adviser, you should place your order through your financial adviser. Your financial adviser is responsible for sending your order to Galaxy's distributor and wiring the money to Galaxy's custodian. The financial adviser holds the shares in your name and receives all confirmations of purchases and sales. For details, please contact your financial adviser.

You can also buy shares directly from Galaxy's distributor in any of the following ways:

BUYING BY MAIL
Complete an account application and mail it, together with a check payable to each Fund in which you want to invest, to:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520

To make additional investments, send your check to the address above along with one of the following:
- The detachable form that's included with your Galaxy statement or your confirmation of a prior transaction
- A letter stating the amount of your investment, the name of the Fund you want to invest in, and your account number.

If your check is returned because of insufficient funds, Galaxy will cancel your order.

BUYING BY WIRE
To make an initial or additional investment by wire, send U.S. funds through the Federal Reserve System to Fleet National Bank as agent for Galaxy's distributor. You should wire money and registration instructions to:

Fleet National Bank
100 Federal Street
Boston, MA  02110
ABA #0110-0013-8
DDA #79673-5702
Ref:  The Galaxy Fund
   (Account number)
   (Account registration)

Before making an initial investment by wire, you must complete an account application and send it to The Galaxy Fund, P.O. Box 6520, Providence, RI 02940-6520. Your order will not be effected until the completed account application is received by Galaxy. Call Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252) for an account application.

Your bank or other financial institution may charge you a fee for sending funds by wire.

DISCOUNT PLANS

You may have the sales charges on purchases of Retail A Shares reduced or waived completely through the discount plans described below:

- RIGHTS OF ACCUMULATION - You can add the value of the Retail A Shares that you already own in any Galaxy Fund that charges a sales load to your next investment in Retail A Shares for purposes of calculating the sales charge.
- LETTER OF INTENT - You can purchase Retail A Shares of any Galaxy Fund that charges a sales load over a 13-month period and receive the same sales charge as if all of the shares had been purchased at the same time. To participate, complete the Letter of Intent section on the account application. Galaxy's administrator will hold in escrow Retail A Shares equal to 5% of the amount you indicate in the Letter of Intent for payment of a higher sales charge if you don't purchase the full amount indicated in the Letter of Intent. See the SAI for more information on this escrow feature.
- REINVESTMENT PRIVILEGE - You can reinvest some or all of the money that you receive when you sell Retail A Shares of the Funds in Retail A Shares of any Galaxy Fund within 90 days without paying a sales charge.
- GROUP SALES - If you belong to a qualified group with 50,000 or more members, you can buy Retail A Shares at a reduced sales charge, based on the number of qualified group members.


[Sidenote:]
DISCOUNT PLANS

You must tell your financial adviser or Galaxy's distributor when you buy your shares that you want to take advantage of any of these discount plans. See the SAI for additional requirements that may apply. To contact Galaxy's distributor, call 1-877-BUY-GALAXY (1-877-289-4252).


HOW TO SELL SHARES

You can sell your shares in several ways: through your financial adviser or directly through Galaxy's distributor by mail, by telephone, or by wire.

If you want to sell your shares and you are a customer of a financial adviser, you must contact your financial adviser for information on how to sell your shares. Your financial adviser is responsible for sending your order to Galaxy's distributor and for crediting your account with the proceeds. Galaxy doesn't charge a fee for wiring sale proceeds to your financial adviser, but your financial adviser may charge you a fee. For details, please contact your financial adviser.

You can also sell your shares directly through Galaxy's distributor in any of the following ways:

SELLING BY MAIL
Send your request in writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520

You must include the following:

-    The name of the Fund
-    The number of shares or the dollar amount you want to sell
-    Your account number
-    Your Social Security number or tax identification number
- The signatures of each registered owner of the account (the signatures must match the names on the account registration).

Additional documents may be required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators or guardians.

[Sidenote:]
SIGNATURE GUARANTEES

When selling your shares by mail or by phone, you must have your signature guaranteed if:

-    you're selling shares worth more than $50,000,
- you want Galaxy to send your money to an address other than the address on your account, unless your assets are transferred to a successor custodian,
- you want Galaxy to send your money to the address on your account that's changed within the last 30 days, or
-    you want Galaxy to make the check payable to someone else.

Your signature must be guaranteed by a bank that's a member of the FDIC, a trust company, a member firm of a national securities exchange or any other eligible institution. A notarized signature is not sufficient.


SELLING BY PHONE
You can sell shares by calling Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252) unless you tell Galaxy on the account application or in writing that you don't want this privilege. If you have difficulty getting through to Galaxy because of unusual market conditions, consider selling your shares by mail or wire.

SELLING BY WIRE
Notify Galaxy's distributor by phone or wire that you wish to sell shares and have the sale proceeds wired to your account at any bank or other financial institution in the U.S. that is able to receive wire transfers. To be eligible to use this privilege, you must complete the appropriate section on the account application or notify Galaxy in writing (with a signature guarantee). Your sale proceeds must be more than $1,000.

The sale proceeds must be paid to the same bank and account you named on your application or in your written instructions.


HOW TO EXCHANGE SHARES

You may exchange Retail A Shares of a Fund having a value of at least $100 for Retail A Shares of any other Galaxy Fund or for shares of any other Fund that's managed by the Adviser or any of its affiliates in which you have an existing account. You won't pay a sales charge for exchanging your Retail A Shares.

You may exchange Retail B Shares of a Fund for Retail B Shares of any other Galaxy Fund. You won't pay a CDSC when you exchange your Retail B Shares. However, when you sell the Retail B Shares you acquired in the exchange, you'll pay a contingent deferred sales charge based on the date you bought the Retail B Shares which you exchanged.

TO EXCHANGE SHARES:

-    ask your financial adviser

- call Galaxy's distributor or use the InvestConnect voice response line at 1-877-BUY-GALAXY (1-877-289-4252)

-    send your request in writing to:

     The Galaxy Fund
     P.O. Box 6520
     Providence, RI  02940-6520

Galaxy doesn't charge any fee for making exchanges but your financial adviser might do so. You are generally limited to three exchanges per year. Galaxy may change or cancel the exchange privilege with 60 days' advance written notice to shareholders.

OTHER TRANSACTION POLICIES

If Galaxy doesn't receive full payment for your order to buy shares within three business days of the order date, Galaxy won't accept your order. Galaxy will advise you if this happens and return any payment it may eventually receive. You can only invest in shares of the Funds that are legally available in your state.

Galaxy may reject any order to buy shares. Galaxy doesn't issue a certificate when you buy shares but it does keep a record of shares issued to investors.

Galaxy may refuse your order to sell or exchange shares by wire or telephone if it believes it is advisable to do so. Galaxy or its distributor may change or cancel the procedures for selling or exchanging shares by wire or telephone at any time without notice.

If you sell or exchange shares by telephone, you may be responsible for any fraudulent telephone orders as long as Galaxy has taken reasonable precautions to verify your identity, such as requesting information about the way in which your account is registered or about recent transactions in your account.

Galaxy normally pays you cash when you sell your shares, but it has the right to deliver securities owned by a Fund instead of cash. When you sell these securities, you'll pay brokerage charges.

Sales proceeds are normally sent to you within three business days but Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect a Fund.

If any shares that you're selling are part of an investment you've paid for with a personal check, Galaxy will delay sending your sales proceeds until the check clears, which can take up to 15 days from the purchase date.

Galaxy reserves the right to vary or waive any minimum investment requirement.

DIVIDENDS, DISTRIBUTIONS AND TAXES


DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

The Galaxy Large Cap Value Fund and Galaxy Large Cap Growth Fund pay any dividends from net investment income each quarter. The Galaxy Pennsylvania Municipal Bond Fund pays any dividends from net investment income each month. Each Fund pays any net capital gains at least once a year. It's expected that the annual distributions of the Galaxy Large Cap Value Fund and Large Cap Growth Fund will normally -- but not always -- consist primarily of capital gains rather than ordinary income. Dividends and distributions are paid in cash unless you tell your financial institution or plan administrator in writing that you want to have dividends and distributions reinvested in additional shares.


FEDERAL TAXES

GALAXY LARGE CAP VALUE FUND AND GALAXY LARGE CAP GROWTH FUND

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income. You will be subject to federal income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. Taxable dividends paid to you in January may be taxable as if they had been paid the previous December. You will be notified annually of the tax status of distributions to you.

PENNSYLVANIA MUNICIPAL BOND FUND

Distributions by this Fund will generally consist of dividends derived from interest earned on exempt securities, and these "exempt-interest dividends" will be exempt income for shareholders for federal income tax purposes. However, distributions, if any, derived from net capital gains of the Fund will generally be taxable to you as capital gains. Dividends, if any, derived from short-term capital gains or taxable interest income will be taxable to you as ordinary income. You will be notified annually of the tax status of distributions to you.

You should note that a portion of the exempt-interest dividends paid by the Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

ALL FUNDS

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemption of shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. Government securities, or on securities of a particular state, its agencies or municipalities.

PENNSYLVANIA TAX CONSIDERATIONS RELATING TO THE PENNSYLVANIA MUNICIPAL BOND FUND

Shareholders of the Pennsylvania Municipal Bond Fund will not be subject to Pennsylvania personal income tax on distributions from the Fund attributable to interest income from Pennsylvania Municipal Securities held by the Fund. The exemption from Pennsylvania personal income tax also will extend to interest on obligations of the United States, its territories and certain of its agencies and instrumentalities (collectively, "Federal Securities"). In addition, shareholders of the Fund who are Philadelphia residents will not be subject to the Philadelphia School District net income tax on distributions from the Fund attributable to interest income from Pennsylvania municipal securities.

Distributions derived from investments other than Pennsylvania Municipal Securities and Federal Securities and distributions from net realized capital gains will be subject to the Pennsylvania personal income tax and the Philadelphia School District net income tax, except that distributions attributable to capital gains on investments held by the Fund for more than six months are not subject to the Philadelphia School District net income tax. Gain on the disposition of a share of the Pennsylvania Municipal Bond Fund will be subject to Pennsylvania personal income tax and the Philadelphia School District net income tax, except that gain realized with respect to a share held for more than six months is not subject to the Philadelphia School District net income tax.

MISCELLANEOUS

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

GALAXY INVESTOR PROGRAMS


RETIREMENT PLANS

Retail A Shares and Retail B Shares of the Large Cap Value Fund and Large Cap Growth Fund are available for purchase in connection with any of the following retirement plans:

- Individual Retirement Arrangements (IRAs), including Traditional, Roth, Rollover and Education IRAs.
-    Simplified Employee Pension Plans (SEPs).
-    Keogh money purchase and profit sharing plans.
- Salary reduction retirement plans set up by employers for their employees, which are qualified under Section 401(k) and 403(b) of the Internal Revenue Code.
- SIMPLE IRA plans which are qualified under Section 408(p) of the Internal Revenue Code.

For information about eligibility requirements and other matters concerning these plans and to obtain an application, call your financial adviser or Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252).


OTHER PROGRAMS

It's also easy to buy or sell shares of the Funds by using one of the programs described below. Just tell Galaxy the amount and how frequently you want to buy or sell shares and Galaxy does the rest. For further information on any of these programs, call your financial adviser or Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252).

AUTOMATIC INVESTMENT PROGRAM

You can make automatic investments from your bank account every month or every quarter. You can choose to make your investment on any day of the month or quarter. The minimum investment is $50 a month or $150 a quarter except for Education IRAs, in which case the minimum investment is $40 a month or $125 a quarter.

PAYROLL DEDUCTION PROGRAM

You can make regular investments from your paycheck. The minimum investment is $25 per pay period. Send a completed Galaxy Payroll Deduction Application to your employer's payroll department. They'll arrange to have your investment deducted from your paycheck.

COLLEGE INVESTMENT PROGRAM

The minimum for initial and additional investments through the College Investment Program is $100 unless you participate in the Automatic Investment Program, in which case the minimum for initial and additional investments is $50. You can also save for college by opening an Education IRA account. The minimum for initial and additional investments in an Education IRA is $100 unless you participate in the Automatic Investment Program, in which case the minimum for initial and additional investments is $40.

DIRECT DEPOSIT PROGRAM

This program lets you deposit your social security payments in your Fund account automatically. There's no minimum deposit. You can cancel the program by notifying the Social Security Administration in writing.

SYSTEMATIC WITHDRAWAL PLAN

You can make regular withdrawals from your Fund account every month, every quarter, every six months or once a year. You need a minimum account balance of $10,000 to participate in the plan. No CDSC will be charged on withdrawals of Retail B Shares made through the plan that don't annually exceed 12% of your account's value.

You may cancel your participation in any of these programs, other than the Direct Deposit Program, by calling your financial adviser or writing to Galaxy at:

     The Galaxy Fund
     P.O. Box 6520
     Providence, RI  02940-6520

Please allow at least five days for the cancellation to be processed.

HOW TO REACH GALAXY


THROUGH YOUR FINANCIAL ADVISER

Your financial adviser can help you buy, sell or exchange shares and can answer questions about your account.


GALAXY SHAREHOLDER SERVICES

Call Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252), Monday through Friday, 8 a.m. to 6 p.m. (Eastern time), for help from a Galaxy representative.


INVESTCONNECT

InvestConnect is Galaxy's shareholder voice response system. Call 1-877-BUY-GALAXY (1-877-289-4252) from any touch-tone phone for automated access to account information and current Fund prices and performance, or to place orders to sell or exchange shares. It's available 24 hours a day, seven days a week. InvestConnect may not be available to you if you invest in the Funds through a financial adviser.

If you live outside the United States, you can contact Galaxy by calling 1-508-871-4121.


THE INTERNET

Please visit Galaxy's Web site at:
www.galaxyfunds.com


[Sidenote:]
HEARING IMPAIRED

Galaxy also offers a TDD service for the hearing impaired. Just call 1-800-696-6515, 24 hours a day, seven days a week.

FINANCIAL HIGHLIGHTS

Each Fund began operations as a separate portfolio (each a "Predecessor Fund") of The Pillar Funds. On August __, 2001, each Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Large Cap Value Fund and Predecessor Large Cap Growth Fund each offered and sold three classes of shares, Class I Shares, Class A Shares and Class B Shares, and the Predecessor Pennsylvania Municipal Bond Fund offered and sold two classes of shares, Class I Shares and Class A Shares. In connection with the reorganization, (i) the holders of Class A Shares and Class B Shares of the Predecessor Large Cap Value Fund and Predecessor Large Cap Growth Fund exchanged their shares for Retail A Shares and Retail B Shares, respectively, of the Large Cap Value Fund and Large Cap Growth Fund, and (ii) the holders of Class A Shares of the Predecessor Pennsylvania Municipal Bond Fund, as well as the holders of Class I Shares of such Predecessor Fund, exchanged their shares for Trust Shares of the Pennsylvania Municipal Bond Fund. Because Class I Shares of the Predecessor Pennsylvania Municipal Bond Fund were similar to the Trust Shares of the Pennsylvania Municipal Bond Fund that were issued in the reorganization, Class A Shares of the Predecessor Pennsylvania Municipal Bond Fund have been excluded from the financial highlights tables below.

The financial highlights tables on the following pages will help you understand the financial performance for Class A Shares and Class B Shares of each Predecessor Fund (Class I Shares of the Predecessor Pennsylvania Municipal Bond
Fund) for the past five fiscal years (or the period since a particular Predecessor Fund or class of shares began operations). Certain information reflects the financial performance of a single Class A Share, Class B Share and/or Class I Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class A Shares, Class B Shares and/or Class I Shares of each Predecessor Fund, assuming all dividends and distributions were reinvested. The information for the past five fiscal years or periods has been audited by Arthur Andersen LLP, independent public accountants, whose report, along with the Predecessor Funds' financial statements, are included in the Predecessor Funds' Annual Report and are incorporated by reference into the SAI. The Predecessor Funds' Annual Report and the SAI are available free of charge upon request.

                          Galaxy Large Cap Value Fund*
                (For a share outstanding throughout each period)

                                                                  For the years ended December 31,
                                               ----------------------------------------------------------------
                                                       2000                 1999             1998
                                               --------------------   ------------------  --------------------
                                                 Retail     Retail     Retail   Retail      Retail     Retail
                                                A Shares   B Shares   A Shares  B Shares   A Shares   B Shares
                                                --------   --------   --------  --------   --------   --------
Net asset value,
     beginning of period..................       $17.87      $17.71     $15.91   $15.85    $12.90     $12.87
                                                 ------      ------     ------   ------    ------     ------
Income from investment operations:
     Net investment income (loss).........         0.03       (0.09)      0.04    (0.07)     0.11       0.03
     Net realized and unrealized gain
         (loss) on investments............        (0.59)      (0.59)      2.15     2.12      3.36       3.33
                                                  ------      ------      ----     ----      ----       ----
Total from investment operations..........        (0.56)      (0.68)      2.19     2.05      3.47       3.36
                                                  ------      ------      ----     ----      ----       ----
Less dividends:
     Distributions from net investment income     (0.02)         --      (0.04)     --      (0.09)     (0.01)
     Distributions from net realized capital
         gains............................        (0.97)      (0.97)     (0.19)   (0.19)    (0.37)     (0.37)
                                                  ------      ------     ------   ------    ------     ------
Total dividends...........................        (0.99)      (0.97)     (0.23)   (0.19)    (0.46)     (0.38)
                                                  ------      ------    ------   ------    ------     ------
Net increase (decrease) in net asset value        (1.55)      (1.65)      1.96     1.86      3.01       2.98
                                                  ------      ------      ----     ----      ----       ----
Net asset value, end of period............       $16.32      $16.06     $17.87   $17.71    $15.91     $15.85
                                                 ======      ======     ======   ======    ======     ======

Total return(3)...........................        (3.14)%     (3.92)%    13.77%   12.95%    27.18%     26.33%
Ratios/supplemental data:
     Net assets, end of period (000's)....      $16,669     $33,757    $20,025  $34,744   $18,546    $19,577
Ratios to average net assets:
     Net investment income (loss) including
         reimbursement/waiver.............         0.16%      (0.59)%     0.22%   (0.55)%    0.58%     (0.18)%
     Operating expenses including
         reimbursement/waiver.............         1.25%       2.00%      1.19%    1.95%     1.05%      1.80%
     Net investment income (loss) excluding
         reimbursement/waiver.............         0.09%      (0.67%)     0.10%   (0.66)%    0.31%     (0.45)%
     Operating expenses excluding
         reimbursement/waiver.............         1.32%       2.08%      1.31%    2.06%     1.32%      2.07%

Portfolio turnover rate...................        22.00%      22.00%     18.58%   18.58%    19.69%     19.69%
                                                For the years ended December 31,
                                                -------------------------------
                                                     1997                1996
                                                 ------------------   ---------
                                                  Retail    Retail      Retail
                                                 A Shares  B Shares(1) A Shares
                                                 --------  --------    --------
Net asset value,
     beginning of period..................       $13.35    $14.81       $12.83
                                                 ------    ------       ------
Income from investment operations:
     Net investment income (loss).........         0.15      0.04         0.19
     Net realized and unrealized gain
         (loss) on investments............         3.20      1.73         2.51
                                                   ----      ----         ----
Total from investment operations..........         3.35      1.77         2.70
                                                   ----      ----         ----
Less dividends:
     Distributions from net investment income     (0.14)    (0.05)       (0.18)
     Distributions from net realized capital
         gains............................        (3.66)    (3.66)       (2.00)
                                                  ------    ------       ------
Total dividends...........................        (3.80)    (3.71)       (2.18)
                                                  ------    ------       ------
Net increase (decrease) in net asset value        (0.45)    (1.94)        0.52
                                                  ------    ------        ----
Net asset value, end of period............       $12.90    $12.87       $13.35
                                                 ======    ======       ======

Total return(3)...........................        25.51%    19.17%(2)    21.15%
Ratios/supplemental data:
     Net assets, end of period (000's)....      $13,923    $5,072      $10,000
Ratios to average net assets:
     Net investment income (loss) including
         reimbursement/waiver.............         0.98%     0.09%(2)     1.42%
     Operating expenses including
         reimbursement/waiver.............         1.05%     1.80%(2)     1.05%
     Net investment income (loss) excluding
         reimbursement/waiver.............         0.72%    (0.18)%(2)    1.14%
     Operating expenses excluding
         reimbursement/waiver.............         1.31%     2.07%(2)     1.33%

Portfolio turnover rate...................        80.24%    80.24%(2)    85.30%

------------------------------

* The Fund began operations on April 1, 1992 as a separate portfolio (the "Predecessor Fund") of The Pillar Funds. On August __, 2001, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold three classes of shares, Class I Shares, Class A Shares and Class B Shares. In connection with the reorganization, holders of Class A Shares and Class B Shares of the Predecessor Fund exchanged their shares for Retail A Shares and Retail B Shares, respectively, of the Fund.

1.  Retail B Shares were first issued on May 12, 1997.
2.  Annualized.
3. Calculation does not include the effect of any sales charges on Retail A Shares and Retail B Shares.

                          Galaxy Large Cap Growth Fund*
                (For a share outstanding throughout each period)


                                                                                         For the years ended December 31,
                                                      -----------------------------------------------------------------------
                                                               2000                     1999                     1998
                                                      --------------------     --------------------      --------------------
                                                       Retail      Retail       Retail       Retail       Retail      Retail
                                                      A Shares    B Shares     A Shares     B Shares     A Shares    B Shares
                                                      --------    --------     --------     --------     --------    --------
Net asset value, beginning of period..............    $14.15      $13.86       $11.52         $11.41      $9.25       $9.18
                                                      ------      ------       ------         ------      -----       -----
Income from investment operations:
      Net investment income (loss)................     --          (0.05)       (0.07)         (0.10)       --        (0.03)
      Net realized and unrealized gain (loss)
           on investments.........................     (1.63)      (1.64)        5.30           5.15       2.73        2.72
                                                       ------      ------        ----           ----       ----        ----
Total from investment operations..................     (1.63)      (1.69)        5.23           5.05       2.73        2.69
                                                       ------      ------        ----           ----       ----        ----
Less dividends:
      Distributions from net investment income....       --          --           --             --         --          --
      Distributions from net realized capital
           gains .................................     (1.41)      (1.41)       (2.60)         (2.60)     (0.46)      (0.46)
                                                       ------      ------       ------         ------     ------      ------
Total dividends...................................     (1.41)      (1.41)       (2.60)         (2.60)     (0.46)      (0.46)
                                                       ------      ------       ------         ------     ------      ------
Net increase (decrease) in net asset value........     (3.04)      (3.10)        2.63           2.45       2.27        2.23
                                                       ------      ------        ----           ----       ----        ----
Net asset value, end of period....................    $11.11      $10.76       $14.15         $13.86     $11.52      $11.41
                                                      ======      ======       ======         ======     ======      ======

Total return(4)...................................    (12.02)%    (12.71)%      49.12%         47.97%     30.69%      30.47%
Ratios/supplemental data:
      Net assets, end of period (000's)...........     $7,869    $43,206        $5,376       $23,446     $3,634      $6,061
Ratios to average net assets:
      Net investment income (loss) including
           reimbursement/waiver...................     (0.55)%     (1.30)%      (0.56)%        (1.32)%    (0.41)%     (1.16)%
      Operating expenses including
           reimbursement/waiver...................      1.25%       2.00%        1.19%          1.97%      1.05%       1.80%
      Net investment income (loss) excluding
           reimbursement/waiver...................     (0.63)%     (1.38)%      (0.68)%        (1.42)%    (0.68)%     (1.44)%
      Operating expenses excluding
           reimbursement/waiver...................      1.33%       2.08%        1.31%          2.07%      1.32%       2.08%
Portfolio turnover rate...........................     79.70%       79.70%      65.40%         65.40%     88.28%      88.28%
                                                      For the years ended December 31,
                                                      --------------------------------
                                                                    1997
                                                           --------------------
                                                            Retail       Retail
                                                           A Shares(1)  B Shares(2)
                                                           --------     --------
Net asset value, beginning of period..............         $10.00         $10.41
                                                           ------         ------
Income from investment operations:
      Net investment income (loss)................          (0.01)         (0.02)
      Net realized and unrealized gain (loss)
           on investments.........................           1.24           0.77
                                                             ----           ----
Total from investment operations..................           1.23           0.75
                                                             ----           ----
Less dividends:
      Distributions from net investment income....            --             --
      Distributions from net realized capital
           gains..................................          (1.98)         (1.98)
                                                            ------         ------
Total dividends...................................          (1.98)         (1.98)
                                                            ------         ------
Net increase (decrease) in net asset value........          (0.75)         (1.23)
                                                            ------         ------
Net asset value, end of period....................          $9.25          $9.18
                                                            =====          =====

Total return(4)...................................          14.13%(3)      13.01%(3)
Ratios/supplemental data:
      Net assets, end of period (000's)...........           $432           $357
Ratios to average net assets:
      Net investment income (loss) including
           reimbursement/waiver...................          (0.28)%(3)     (1.08)%(3)
      Operating expenses including
           reimbursement/waiver...................           1.05%(3)       1.80%(3)
      Net investment income (loss) excluding
           reimbursement/waiver...................          (0.55)%(3)     (1.37)%(3)
      Operating expenses excluding
           reimbursement/waiver...................           1.32%(3)       2.09%(3)
Portfolio turnover rate...........................         114.51%        114.51%

-----------------------------

* The Fund commenced operations on January 31, 1997 as a separate portfolio (the "Predecessor Fund") of The Pillar Funds. On August __, 2001, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold three classes of shares, Class I Shares, Class A Shares and Class B Shares. In connection with the reorganization, holders of Class A Shares and Class B Shares of the Predecessor Fund exchanged their shares for Retail A Shares and Retail B Shares, respectively, of the Fund.

1.  Retail A Shares were first issued on February 3, 1997.
2.  Retail B Shares were first issued on May 21, 1997.
3.  Annualized.
4. Calculation does not include the effect of any sales charges on Retail A Shares and Retail B Shares.

                    Galaxy Pennsylvania Municipal Bond Fund*
                (For a share outstanding throughout each period)

                                                                                  For the year ended December 31,
                                                            ------------------------------------------------------------------------
                                                                2000           1999            1998            1997            1996
                                                                ----           ----            ----            ----            ----
                                                                                           Trust Shares
                                                            ------------------------------------------------------------------------
Net asset value, beginning of period......................      $9.03         $10.26          $10.41          $10.17         $10.23
                                                                -----         ------          ------          ------         ------
Income from investment operations:
     Net investment income................................      0.42            0.43            0.44            0.45           0.44
     Net realized and unrealized
       gain (loss) on investments.........................      0.75           (1.13)           0.05            0.26          (0.06)
                                                                ----           ------           ----            ----          ------
Total from investment operations..........................
Less dividends:                                                 1.17           (0.70)           0.49            0.71           0.38
                                                                ----           ------           ----            ----           ----
     Distributions from net investment income.............     (0.42)          (0.43)          (0.44)          (0.45)         (0.44)
     Distributions from net realized capital gains........       --            (0.10)          (0.20)          (0.02)           --
                                                                ----           ------           ----            ----           ----
Total dividends...........................................     (0.42)          (0.53)          (0.64)          (0.47)         (0.44)
                                                               ------          ------          ------          ------         ------
Net increase (decrease) in net asset value................     (0.75)          (1.23)          (0.15)           0.24          (0.06)
                                                               ------          ------          ------           ----          ------
Net asset value, end of period............................      $9.78          $9.03          $10.26          $10.41         $10.17
                                                                =====          =====          ======          ======         ======
Total return..............................................     13.31%          (7.05)%          4.84%           7.18%          3.89%
Ratios/supplemental data:
       Net assets, end of period (000's)..................   $24,503         $31,999         $37,658         $42,134         $3,665
Ratios to average net assets:
       Net investment income including
reimbursement/waiver......................................      4.54%           4.35%           4.28%           4.47%          4.42%
       Operating expenses including reimbursement/waiver..      0.80%           0.80%           0.80%           0.80%          0.69%
       Net investment income excluding
reimbursement/waiver......................................      4.33%           4.21%           4.12%           4.31%          3.62%
       Operating expenses excluding reimbursement/waiver..      1.01%           0.94%           0.96%           0.96%          1.49%
Portfolio turnover rate...................................     22.57%          43.19%          56.48%          71.89%         25.88%

----------------------------

* The Fund began operations on May 3, 1992 as a separate portfolio (the "Predecessor Fund) of The Pillar Funds. On August __, 2001, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two classes of shares, Class I Shares and Class A Shares. In connection with the reorganization, the holders of Class I Shares and Class A Shares of the Predecessor Fund exchanged their shares for Trust Shares of the Fund.

[Back Cover Page]

Where to find more information

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Galaxy's annual and semi-annual reports will contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling Galaxy at 1-877-BUY-GALAXY (1-877-289-4252) or by writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

If you buy your shares through a financial institution, you may contact your institution for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090.

Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to SEC's e-mail address at publicinfo@sec.gov.

Galaxy's Investment Company Act File No. is 811-4636.

[Fleet assigned code]

[Front cover page]
The Galaxy Fund






Prospectus
August ___, 2001

Galaxy Large Cap Value Fund
Galaxy Large Cap Growth Fund
Galaxy Pennsylvania Municipal Bond Fund

Trust Shares









As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Contents



1     Risk/return summary
1     Introduction
2     Galaxy Large Cap Value Fund
6     Galaxy Large Cap Growth Fund
10    Galaxy Pennsylvania Municipal Bond Fund
15    Additional information about risk
16    Investor guidelines


17    Fund management


19    How to invest in the Funds
19    Buying and selling shares
20         How to buy shares
20         How to sell shares
20         Other transaction policies

21    Dividends, distributions and taxes

24    Financial highlights

RISK/RETURN SUMMARY


INTRODUCTION


This prospectus describes the Galaxy Large Cap Value Fund, Galaxy Large Cap Equity Fund and Galaxy Pennsylvania Municipal Bond Fund. Each Fund commenced operations as a separate portfolio (the "Predecessor Fund") of The Pillar Funds. On August ___, 2001, each Predecessor Fund was reorganized as a new portfolio of Galaxy.

On the following pages, you'll find important information about each Fund, including:

- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective
-    the main risks associated with an investment in the Fund
- the Fund's past performance measured on both a year-by-year and long-term basis
-    the fees and expenses that you will pay as an investor in the Fund.


THE FUNDS' INVESTMENT ADVISER

Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for all of these Funds.

AN INVESTMENT IN THE FUNDS ISN'T A BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS.

Galaxy Large Cap Value Fund

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks growth of both capital and income.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests in stocks which have an above-average dividend yield relative to the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") and are undervalued by the market. These stocks are primarily dividend-paying common stocks of established U.S. companies with large market capitalizations (in excess of $5 billion).

In selecting portfolio securities for the Fund, the Adviser seeks to buy the stock of companies that are fundamentally sound, but have a market price which the Adviser believes is less than the company's intrinsic value relative to its growth prospects. The Adviser's investment selection process begins with a top-down analysis of general economic conditions to determine how the investments will be weighted among industry sectors. The Fund normally invests in all major industry sectors represented in the S&P 500. The Adviser then conducts an analysis of the fundamental value characteristics (such as price/earnings ratios that are below a company's long-term earnings growth rate, price-to-book value and return on equity) of the companies within those sectors to identify stocks which represent "bargains" with the potential to appreciate in value in the near term.

The Adviser continually monitors the securities held by the Fund and may sell a security when it achieves a designated price target, there is a fundamental change in a company's prospects or better investment opportunities become available.

[Sidenote:]
VALUE STOCKS
Value stocks are ones that appear to be underpriced based on measures such as lower price-to-book value and price-to-earnings growth ratios.

[Sidenote:]
MARKET CAPITALIZATION
A company's market capitalization is the price of a share of its stock, multiplied by the number of shares held by investors.

THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- LARGE CAP VALUE STOCKS - The Fund is subject to the risk that the large capitalization value stocks that it typically holds may underperform other segments of the equity market or the equity markets as a whole.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The Fund began operations on April 1, 1992 as the Pillar Equity Value Fund, a separate portfolio (the "Predecessor Fund") of The Pillar Funds. On August __, 2001, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold three classes of shares, Class I Shares, Class A Shares and Class B Shares. In connection with the reorganization, holders of Class I Shares of the Predecessor Fund exchanged their shares for Trust Shares of the Fund. The returns shown below are for Class I Shares of the Predecessor Fund.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Class I Shares of the Predecessor Fund has varied from year to year.

[Sidenote:]
Best quarter                22.58% for the quarter ended December 31, 1998
Worst quarter              -10.34% for the quarter ended September 30, 1998

[bar chart goes here]

---------------- -------------- -------------- -------------- -------------- -------------- ------------- --------------
     1993            1994           1995           1996           1997           1998           1999          2000
---------------- -------------- -------------- -------------- -------------- -------------- ------------- --------------

     6.12%          -5.61%         36.71%         21.69%         25.71%         27.58%         14.12%        -2.94%
---------------- -------------- -------------- -------------- -------------- -------------- ------------- --------------

The total return for Class I Shares of the Predecessor Fund for the quarter ended March 31, 2001 was -13.03%.

AVERAGE ANNUAL TOTAL RETURNS

The table shows the average annual total returns for Class I Shares of the Predecessor Fund for the periods ended December 31, 2000, as compared to a broad-based market index.

--------------------------- --------------------- -------------------- ---------------------------------
                                   1 year               5 years        Since inception
--------------------------- --------------------- -------------------- ---------------------------------
Class I Shares of the
Predecessor Fund (Pillar
Equity Value Fund)                 -2.94%               16.67%         14.18%  (4/1/92)
--------------------------- --------------------- -------------------- ---------------------------------
S&P 500                            -9.11%               18.33%         16.70%  (4/30/92)
--------------------------- --------------------- -------------------- ---------------------------------

[Sidenote:]
The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

[Sidenote:]
PORTFOLIO MANAGER
The Fund's portfolio manager is Fernando Garip, a Senior Vice President of the Adviser. He is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Garip has managed investments for the Adviser and its affiliates for the past 19 years and has managed the Predecessor Fund since 1996.


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)

----------------------- ----------------- ------------------- ------------- --------------
                                                                            Total  Fund
                                          Distribution        Other         operating
                        Management fees   (12b-1) fees        expenses      expenses
----------------------- ----------------- ------------------- ------------- --------------
Trust Shares                 0.75%               None            0.13%          0.88%
----------------------- ----------------- ------------------- ------------- --------------


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

----------------------- --------------------- -------------------- --------------------- --------------------
                        1 year                3 years              5 years               10 years
----------------------- --------------------- -------------------- --------------------- --------------------
Trust Shares            $90                   $281                 $488                  $1,084
----------------------- --------------------- -------------------- --------------------- --------------------

Galaxy Large Cap Growth Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of common stocks of established U.S. companies with large market capitalizations (in excess of $5 billion) that demonstrate long-term earnings growth.

In selecting portfolio securities for the Fund, the Adviser seeks to buy companies that have consistently grown earnings above the S&P 500 earnings growth rate and are attractively priced relative to their growth prospects. The Adviser's investment selection process begins with a top-down analysis of general economic conditions to determine how the investments will be weighted among industry sectors. The Adviser then conducts an analysis of fundamental growth characteristics (such as return on equity, earnings growth and consistency, and price/earnings ratio) of the companies within those sectors to identify stocks which are likely to appreciate in value.

The Adviser continually monitors the securities held by the Fund and may sell a security when it achieves a designated price target, there is a fundamental change in a company's prospects or better investment opportunities become available.

[Sidenote:]
GROWTH STOCKS
Growth stocks offer strong revenue and earnings potential, and accompanying capital growth, with generally less dividend income than value stocks.

[Sidenote:]
MARKET CAPITALIZATION
A company's market capitalization is the price of a share of its stock, multiplied by the number of shares held by investors.

THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- LARGE CAP GROWTH STOCKS - The Fund is subject to the risk that the large capitalization growth stocks that it typically holds may underperform other segments of the equity market or the equity markets as a whole.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The Fund began operations on January 31, 1997 as the Pillar Equity Growth Fund, a separate portfolio (the "Predecessor Fund") of The Pillar Funds. On August ___, 2001, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold three classes of shares, Class I Shares, Class A Shares and Class B Shares. In connection with the reorganization, holders of Class I Shares the Predecessor Fund exchanged their shares for Trust Shares of the Fund. The returns shown below are for Class I Shares of the Predecessor Fund.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Class I Shares of the Predecessor Fund has varied from year to year.

[Sidenote:]
Best quarter:      34.73% for the quarter ended December 31, 1999
Worst quarter:    -17.55% for the quarter ended December 31, 2000

[bar chart goes here]

------------------------- ---------------------- -----------------------
          1998                    1999                    2000
------------------------- ---------------------- -----------------------
         31.81%                  49.62%                 -11.86%
------------------------- ---------------------- -----------------------

The total return for Class I Shares of the Predecessor Fund for the quarter ended March 31, 2001 was -20.35%.

AVERAGE ANNUAL TOTAL RETURNS

The table shows the average annual total returns for Class I Shares of the Predecessor Fund for the periods ended December 31, 2000, as compared to a broad-based market index.

---------------------------- ---------------------- ---------------------------
                                    1 year          Since inception
---------------------------- ---------------------- ---------------------------
Class I Shares of the
Predecessor Fund (Pillar
Equity Growth Fund)                 -11.86%         18.77%  (2/3/97)
---------------------------- ---------------------- ---------------------------
S&P 500                             -9.11%          15.79%  (1/31/97)
---------------------------- ---------------------- ---------------------------

[Sidenote:]
The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

[Sidenote:]
PORTFOLIO MANAGER
The Fund's Portfolio Manager is Glen C. Corbitt, a Vice President of the Adviser. He is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Corbitt has been associated with the Adviser and its affiliates since 1995 and prior thereto served as an accountant for Rockefeller Financial Services. He has co-managed the Predecessor Fund since April, 1999 and, effective June 15, 2000, became the manager of the Predecessor Fund.


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)

----------------------- ----------------- ------------------- ------------- --------------
                                                                            Total Fund
                                          Distribution        Other         operating
                        Management fees   (12b-1) fees        expenses      expenses
----------------------- ----------------- ------------------- ------------- --------------
Trust Shares                 0.75%               None            0.13%          0.88%
----------------------- ----------------- ------------------- ------------- --------------


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-   you invest $10,000 for the periods shown
-   you reinvest all dividends and distributions in the Fund
-   you sell all your shares at the end of the periods shown
- your investment has a 5% return each year o the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

----------------------- --------------------- -------------------- --------------------- --------------------
                        1 year                3 years              5 years               10 years
----------------------- --------------------- -------------------- --------------------- --------------------
Trust Shares            $90                   $281                 $488                  $1,084
----------------------- --------------------- -------------------- --------------------- --------------------

Galaxy Pennsylvania Municipal Bond Fund

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide current income exempt from both federal and Pennsylvania state income taxes, consistent with the preservation of capital.

[Sidenote:]
PRESERVATION OF CAPITAL
Preservation of capital means protecting the amount of money you invest in a Fund. If a Fund seeks to preserve capital, it will try to maintain a relatively stable share price so your investment is protected.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from regular federal income tax, and at least 65% of its total assets in Pennsylvania municipal securities, which are securities issued by the Commonwealth of Pennsylvania and other government issuers and that pay interest which is exempt from both regular federal income tax and Pennsylvania state income tax . Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all Fund investments will be of investment grade quality and will have one of the top three ratings assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below the minimum required rating. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current market and economic conditions and the Adviser's assessment of probable changes in interest rates. It is expected, however, that under normal circumstances the Fund's average weighted maturity will be less than 15 years.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

[Sidenote:]
MUNICIPAL SECURITIES
State and local governments issue municipal securities to raise money to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions. Some municipal securities, known as private activity bonds, are backed by private entities and are used to finance various non-public projects. Municipal securities which can be issued as bonds, notes or commercial paper, usually have fixed interest rates, although some have interest rates that change from time to time.

[Sidenote:]
TYPES OF MUNICIPAL SECURITIES
GENERAL OBLIGATION SECURITIES are secured by the issuer's full faith, credit and taxing power. REVENUE OBLIGATION SECURITIES are usually payable only from revenues derived from specific facilities or revenue sources. PRIVATE ACTIVITY BONDS are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds.

[Sidenote:]
AVERAGE WEIGHTED MATURITY
Average weighted maturity gives you the average time until all debt securities in a Fund come due or MATURE. It is calculated by averaging the time to maturity of all debt securities held by a Fund with each maturity "weighted" according to the percentage of assets it represents.


THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.
- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.
- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.
- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund, which holds more investments.
- SINGLE STATE RISK - Because the Fund invests primarily in Pennsylvania municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Pennsylvania. Other considerations affecting the Fund's investments in Pennsylvania municipal securities are summarized in the Statement of Additional Information.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The Fund began operations on May 3, 1992 as the Pillar Pennsylvania Municipal Securities Fund, a separate portfolio (the "Predecessor Fund") of The Pillar Funds. On August ___, 2001, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the Reorganization, the Predecessor Fund offered and sold two classes of shares, Class I Shares and Class A Shares. In connection with the Reorganization, holders of Class I Shares and Class A Shares of the Predecessor Fund exchanged their shares for Trust Shares of the Fund. The returns shown below are for Class I Shares of the Predecessor Fund.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Class I Shares of the Predecessor Fund has varied from year to year.

[Sidenote:]
Best quarter:      5.64% for the quarter ended December 31, 2000
Worst quarter:    -3.30% for the quarter ended March 31, 1994

[bar chart goes here]

----------------- -------------- --------------- -------------- -------------- --------------- --------------
      1994            1995            1996           1997           1998            1999           2000
----------------- -------------- --------------- -------------- -------------- --------------- --------------
     -2.58%          11.53%          3.89%           7.18%          4.84%          -7.05%         13.31%
----------------- -------------- --------------- -------------- -------------- --------------- --------------

The total return for Class I Shares of the Predecessor Fund for the quarter ended March 31, 2001 was 1.97%.

AVERAGE ANNUAL TOTAL RETURNS

The table shows the average annual total returns for Class I Shares of the Predecessor Fund for the periods ended December 31, 2000, as compared to a broad-based market index.

----------------------------------- ----------------------- ------------------------ -------------------------------
                                            1 year                  5 years          Since inception
----------------------------------- ----------------------- ------------------------ -------------------------------
Class I Shares of the Predecessor
Fund (Pillar Pennsylvania
Municipal Securities Fund)                  13.31%                   4.22%           4.38%  (5/3/93)
----------------------------------- ----------------------- ------------------------ -------------------------------
Lehman Brothers 5-Year Municipal
Bond Index                                  7.70%                    4.95%           5.21%  (5/31/93)
----------------------------------- ----------------------- ------------------------ -------------------------------

[Sidenote:]
The Lehman Brothers 5-Year Municipal Bond Index is an unmanaged index which tracks the performance of investment grade municipal bonds with remaining maturities of between 4 and 6 years.

[Sidenote:]
PORTFOLIO MANAGER
The Adviser's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since August __, 2001.


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)

----------------------- ----------------- ------------------- ------------- --------------
                                                                            Total Fund
                                          Distribution        Other         operating
                        Management fees   (12b-1) fees        expenses      expenses
----------------------- ----------------- ------------------- ------------- --------------
Trust Shares                 0.75%(1)            None            0.32%         1.07%(1)
----------------------- ----------------- ------------------- ------------- --------------

(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.45%. Total Fund operating expenses after this waiver are expected to be 0.77%. This fee waiver may be revised or discontinued at any time.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

----------------------- --------------------- -------------------- --------------------- --------------------
                        1 year                3 years              5 years               10 years
----------------------- --------------------- -------------------- --------------------- --------------------
Trust Shares            $109                  $340                 $590                  $1,306
----------------------- --------------------- -------------------- --------------------- --------------------

ADDITIONAL INFORMATION ABOUT RISK

The main risks associated with an investment in each of the Funds have been described above. The following supplements that discussion.


TEMPORARY DEFENSIVE POSITIONS

Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its principal investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income) and taxable investments, such as money market instruments and debt securities issued or guaranteed by the U.S. Government or its agencies. This strategy could prevent a Fund from achieving its investment objective and could reduce the Fund's return and affect its performance during a market upswing.


OTHER TYPES OF INVESTMENTS

This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI) which is referred to on the back cover of this prospectus.

INVESTOR GUIDELINES

The table below provides information as to which type of investor might want to invest in each of the Funds. It's meant as a general guide only. TAX-EXEMPT FUNDS ARE GENERALLY NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS BEFORE TAXES ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS. Consult your financial institution or plan administrator for help in deciding which Fund is right for you.

------------------------------------------------------- -----------------------------------------------------
Galaxy Fund                                             May be best suited for investors who...
------------------------------------------------------- -----------------------------------------------------
Galaxy Large Cap Value Fund                             -    are seeking growth of capital
                                                        -    are seeking income
                                                        -    can tolerate some share price volatility
------------------------------------------------------- -----------------------------------------------------
                                                        -    are seeking long-term growth of capital
                                                        -    are not seeking income
                                                        -    can tolerate the risk of investing in equity
Galaxy Large Cap Growth Fund                                 securities
------------------------------------------------------- -----------------------------------------------------
Galaxy Pennsylvania Municipal Bond Fund                 -    reside in Pennsylvania and are seeking current
                                                             income that is exempt from regular federal
                                                             income tax and Pennsylvania state income tax
                                                        -    are seeking a higher yield than is available
                                                             from shorter-term tax-exempt securities or
                                                             money market funds
------------------------------------------------------- -----------------------------------------------------


[Sidenote:]
TAX-EQUIVALENT YIELD
One way to understand the tax advantages of a tax-exempt fund is to compare its after-tax return to that of a taxable investment. For example, suppose a taxable fund pays a return of 10%. If you're in the 36% federal income tax bracket, the fund's return after taxes is 6.4%. When a tax-exempt fund pays a return of 10%, you don't pay tax. So if you're in the 36% tax bracket, that's the equivalent of earning about 15.6% on a taxable fund. If you're in a low tax bracket, however, it may not be helpful to invest in a tax-exempt fund if you can achieve a higher after-tax return from a taxable investment.

FUND MANAGEMENT


ADVISER

The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"), was established in 1984 and has its main office at 100 Federal Street, Boston, Massachusetts 02110. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 2000, the Adviser managed over $99 billion in assets.


The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains related records.

Prior to March 1, 2001, Summit Bank Investment Management Division, a division of Summit Bank ("Summit Bank"), served as the investment adviser to the Predecessor Funds. Summit Bank was a wholly-owned subsidiary of Summit Bancorp. On March 1, 2001, FleetBoston acquired Summit Bancorp and thereafter, the Adviser succeeded Summit Bank as the investment adviser to the Predecessor Funds.

The management fees paid to Summit Bank by the Predecessor Funds during the fiscal year ended December 31, 2000 are set forth below.

------------------------------------------------------- --------------------------------------------------------------
Fund                                                    Management fee as a % of average net assets
------------------------------------------------------- --------------------------------------------------------------
Large Cap Value Fund                                                                0.67%
------------------------------------------------------- --------------------------------------------------------------
Large Cap Growth Fund                                                               0.68%
------------------------------------------------------- --------------------------------------------------------------
Pennsylvania Municipal Bond Fund                                                    0.39%
------------------------------------------------------- --------------------------------------------------------------

ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES

The Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.


SUB-ACCOUNT SERVICES

Affiliates of the Adviser and certain other parties may receive fees from Galaxy's transfer agent for providing certain sub-accounting and administrative services to participant sub-accounts with respect to Trust Shares of the Funds (other than the Pennsylvania Municipal Bond
Fund) held by defined contribution plans. The transfer agency fees payable by Trust Shares of the Funds have been increased by an amount equal to these fees, so that the holders of Trust Shares indirectly bear these fees.

HOW TO INVEST IN THE FUNDS


BUYING AND SELLING SHARES

Trust Shares of the Funds are available for purchase by the following types of investors:

- Investors maintaining a qualified account at a bank or trust institution, including subsidiaries of FleetBoston Financial Corporation.

-    Participants in employer-sponsored defined contribution plans.

Qualified accounts include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts. Your financial institution can provide more information about which types of accounts are eligible.

You can buy and sell Trust Shares of the Funds on any business day. For the Large Cap Value Fund and Large Cap Growth Fund, a business day is any day that the New York Stock Exchange and your financial institution or employer-sponsored plan are open for business. For the Pennsylvania Municipal Bond Fund, a business day is any day that the New York Stock Exchange, the Federal Reserve Bank of New York, the principal bond markets (as recommended by the Bond Market Association) and your financial institution are open for business.

The price at which you buy shares is the net asset value (NAV) per share next determined after your order is accepted. The price at which you sell shares is the NAV per share next determined after receipt of your order. NAV is determined on each business day at the close of regular trading on the New York Stock Exchange that day (usually 4:00 p.m. Eastern time).

If market prices are readily available for securities owned by the Funds, they're valued at those prices. If market prices are not readily available for some securities, they are valued at fair value under the supervision of Galaxy's Board of Trustees.

Sometimes, the price of a security trading on a domestic or foreign stock exchange may be affected by events that happen after that exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. In addition, certain securities, in particular foreign securities, may trade on days when shares of the Funds are not priced. As a result, the NAV per share of a Fund holding these securities may change on days when you won't be able to buy or sell Fund shares.


[Sidenote:]
NET ASSET VALUE
The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a Fund's assets attributable to Trust Shares, minus the value of the Fund's liabilities attributable to Trust Shares, divided by the number of Trust Shares held by investors.

HOW TO BUY SHARES

You can buy Trust Shares by following the procedures established by your financial institution or your employer-sponsored plan. Your financial institution or plan administrator is responsible for sending your order to Galaxy's distributor and wiring payment to Galaxy's custodian. The financial institution or employer-sponsored plan holds the shares in your name and receives all confirmations of purchases and sales.


[Sidenote:]
INVESTMENT MINIMUMS
Galaxy does not have any minimum investment requirements for initial or additional investments in Trust Shares but financial institutions and employer-sponsored plans may. They may also require you to maintain a minimum account balance.


HOW TO SELL SHARES

You can sell Trust Shares by following the procedures established by your financial institution or your employer-sponsored plan. Your financial institution or plan administrator is responsible for sending your order to Galaxy's distributor and for crediting your account with the proceeds. Galaxy doesn't charge for wiring the proceeds, but your financial institution or employer-sponsored plan may do so. Contact your financial institution or plan administrator for more information.


OTHER TRANSACTION POLICIES

If Galaxy doesn't receive full payment for your order to buy shares by 4:00 p.m. on the next business day, Galaxy won't accept your order. Galaxy will advise your financial institution or plan administrator if this happens.

Galaxy may reject any order to buy shares. Galaxy doesn't issue a certificate when you buy shares but it does keep a record of shares issued to investors.

Sales proceeds are normally wired to your financial institution or plan administrator on the next business day but Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect a Fund.

Galaxy may ask for any information it might reasonably need to make sure that you've authorized a sale of shares.

Galaxy may close any account after 60 days' written notice if the value of the account drops below $250 as a result of selling shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES


DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

The Galaxy Large Cap Value Fund and Galaxy Large Cap Growth Fund pay any dividends from net investment income each quarter. The Galaxy Pennsylvania Municipal Bond Fund pays any dividends from net investment income each month. Each Fund pays any net capital gains at least once a year. It's expected that the annual distributions of the Galaxy Large Cap Value Fund and Large Cap Growth Fund will normally -- but not always -- consist primarily of capital gains rather than ordinary income. Dividends and distributions are paid in cash unless you tell your financial institution or plan administrator in writing that you want to have dividends and distributions reinvested in additional shares.


FEDERAL TAXES

GALAXY LARGE CAP VALUE FUND AND GALAXY LARGE CAP GROWTH FUND

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income. You will be subject to federal income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. Taxable dividends paid to you in January may be taxable as if they had been paid the previous December. You will be notified annually of the tax status of distributions to you.

PENNSYLVANIA MUNICIPAL BOND FUND

Distributions by this Fund will generally consist of dividends derived from interest earned on exempt securities, and these "exempt-interest dividends" will be exempt income for shareholders for federal income tax purposes. However, distributions, if any, derived from net capital gains of the Fund will generally be taxable to you as capital gains. Dividends, if any, derived from short-term capital gains or taxable interest income will be taxable to you as ordinary income. You will be notified annually of the tax status of distributions to you.

You should note that a portion of the exempt-interest dividends paid by the Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

ALL FUNDS

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemption of shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. Government securities, or on securities of a particular state, its agencies or municipalities.

PENNSYLVANIA TAX CONSIDERATIONS RELATING TO THE PENNSYLVANIA MUNICIPAL BOND FUND

Shareholders of the Pennsylvania Municipal Bond Fund will not be subject to Pennsylvania personal income tax on distributions from the Fund attributable to interest income from Pennsylvania Municipal Securities held by the Fund. The exemption from Pennsylvania personal income tax also will extend to interest on obligations of the United States, its territories and certain of its agencies and instrumentalities (collectively, "Federal Securities"). In addition, shareholders of the Fund who are Philadelphia residents will not be subject to the Philadelphia School District net income tax on distributions from the Fund attributable to interest income from Pennsylvania Municipal Securities.

Distributions derived from investments other than Pennsylvania Municipal Securities and Federal Securities and distributions from net realized capital gains will be subject to the Pennsylvania personal income tax and the Philadelphia School District net income tax, except that distributions attributable to capital gains on investments held by the Fund for more than six months are not subject to the Philadelphia School District net income tax. Gain on the disposition of a share of the Pennsylvania Municipal Bond Fund will be subject to Pennsylvania personal income tax and the Philadelphia School District net income tax, except that gain realized with respect to a share held for more than six months is not subject to the Philadelphia School District net income tax.

MISCELLANEOUS

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

FINANCIAL HIGHLIGHTS

Each Fund began operations as a separate portfolio (each a "Predecessor Fund") of The Pillar Funds. On August __, 2001, each Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Large Cap Value Fund and Predecessor Large Cap Growth Fund each offered and sold three classes of shares, Class I Shares, Class A Shares and Class B Shares, and the Predecessor Pennsylvania Municipal Bond Fund offered and sold two classes of shares, Class I Shares and Class A Shares. In connection with the reorganization, the holders of Class I Shares of the Predecessor Large Cap Value Fund and Predecessor Large Cap Growth Fund and the holders of both Class I Shares and Class A Shares of the Predecessor Pennsylvania Municipal Bond Fund exchanged their shares for Trust Shares of the respective Funds. Because Class I Shares of the Predecessor Pennsylvania Municipal Bond Fund were similar to Trust Shares of the Pennsylvania Municipal Bond Fund, Class A Shares of the Predecessor Pennsylvania Municipal Bond Fund have been excluded from the financial highlights tables below.

The financial highlights tables on the following pages will help you understand the financial performance for Class I Shares of each Predecessor Fund for the past five fiscal years (or the period since a particular Predecessor Fund or class of shares began operations). Certain information reflects the financial performance of a single Class I Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class I Shares of each Predecessor Fund, assuming all dividends and distributions were reinvested. The information for the past five fiscal years or periods has been audited by Arthur Andersen LLP, independent public accountants, whose report, along with the Predecessor Funds' financial statements, are included in the Predecessor Funds' Annual Report and are incorporated by reference into the SAI. The Predecessor Funds' Annual Report and the SAI are available free of charge upon request

                          Galaxy Large Cap Value Fund*
                (For a share outstanding throughout each period)

                                                                              For the year ended December 31,
                                                          ----------------------------------------------------------------------
                                                               2000           1999             1998          1997         1996
                                                                                          Trust Shares
                                                          -----------------------------------------------------------------------
Net asset value, beginning of period....................       $17.89         $15.91          $12.89         $13.35        $12.81
                                                               ------         ------          ------         ------        ------
Income from investment operations:
  Net investment income.................................         0.07           0.08            0.14           0.18          0.22
  Net realized and unrealized gain (loss) on investments       (0.59)           2.16            3.37           3.20          2.54
                                                               ------           ----            ----           ----          ----
Total from investment operations........................       (0.52)           2.24            3.51           3.38          2.76
                                                               ------           ----            ----           ----          ----
Less dividends:
  Distributions from net investment income..............       (0.06)         (0.07)          (0.12)         (0.18)        (0.22)
  Distributions from net realized capital gains.........       (0.97)         (0.19)          (0.37)         (3.66)        (2.00)
                                                               ------         ------          ------         ------        ------
Total dividends.........................................       (1.03)         (0.26)          (0.49)         (3.84)        (2.22)
                                                               ------         ------          ------         ------        ------
Net increase (decrease) in net asset value..............       (1.55)           1.98            3.02         (0.46)         0.54
                                                               ------           ----            ----         ------         ----
Net asset value, end of period..........................       $16.34         $17.89          $15.91         $12.89        $13.35
                                                               ======         ======          ======         ======        ======
Total return............................................      (2.94)%         14.12%          27.58%         25.71%        21.69%
Ratios/supplemental data:
  Net assets, end of period (000's).....................     $240,277       $273,839        $242,669       $242,881     $116,715
Ratios to average net assets:
       Net investment income (loss) including
       reimbursement/waiver.............................        0.41%          0.46%           0.83%          1.26%         1.67%
       Operating expenses including reimbursement/waiver        1.00%          0.94%           0.80%          0.80%         0.80%
       Net investment income (loss) excluding
       reimbursement/waiver.............................        0.33%          0.34%           0.56%          1.00%         1.39%
       Operating expenses excluding reimbursement/waiver        1.08%          1.06%           1.07%          1.06%         1.08%
Portfolio turnover rate.................................       22.00%         18.58%          19.69%         80.24%        85.30%


----------------------------

* The Fund commenced operations on April 1, 1992 as a separate portfolio (the "Predecessor Fund") of The Pillar Funds. On August __, 2001, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold three classes of shares, Class I Shares, Class A Shares and Class B Shares. In connection with the reorganization, holders of Class I Shares of the Predecessor Fund exchanged their shares for Trust Shares of the Fund.

                          Galaxy Large Cap Growth Fund*
                (For a share outstanding throughout each period)

                                                                        For the year ended December 31
                                                       ------------------------------------------------------------------------
                                                              2000          1999                1998            1997(1)
                                                              ----          ----                ----            ----
                                                                                 Trust Shares

                                                       ---------------------------------- -----------------------------------
Net asset value, beginning of period.................        $14.34         $11.61               $9.24           $10.00
                                                             ------         ------               -----           ------
Income from investment operations:
  Net investment income..............................
  Net realized and unrealized gain (loss) on                  --           (0.04)                --              0.01
   investments.......................................        (1.63)          5.37                2.83             1.22
                                                             ------                              ----             ----
Total from investment operations.....................        (1.63)          5.33                2.83             1.23
                                                             ------          ----                ----             ----
Less dividends:
  Distributions from net investment income...........           --            --                  --             (0.01)
  Distributions from net realized capital gains......        (1.41)          (2.60)              (0.46)          (1.98)
                                                             ------                             ------           ------
Total dividends......................................        (1.41)          (2.60)              (0.46)          (1.99)
                                                             ------          ----               ------           ------
Net increase (decrease) in net asset value...........          3.04           2.73                2.37           (0.76)
                                                              ----           ----                ----            ------
Net asset value, end of period.......................        $11.30         $14.34              $11.61           $9.24
                                                             ======         ======              ======           =====
Total return.........................................       (11.86)%         49.62%             31.81%          14.17%(2)
Ratios/supplemental data:
  Net assets, end of period (000's)..................       $259,434       $289,471           $199,975         $177,801
Ratios to average net assets:
  Net investment income (loss) including
   reimbursement/waiver..............................        (0.31)%        (0.31)%            (0.15)%          0.07%(2)
  Operating expenses including reimbursement/ waiver.         1.00%          0.94%              0.80%           0.80%(2)
  Net investment income (loss) excluding
   reimbursement/waiver..............................        (0.38)%        (0.43)%            (0.41)%         (0.20)%(2)
  Operating expenses excluding reimbursement/waiver..          1.07%          1.06%              1.06%           1.07%(2)
Portfolio turnover rate..............................         79.70%         65.40%             88.28%           114.51%

-----------------------------

* The Fund commenced operations on January 31, 1997 as a separate portfolio (the "Predecessor Fund) of The Pillar Funds. On August __, 2001, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold three classes of shares, Class I Shares, Class A Shares and Class B Shares. In connection with the reorganization, the holders of Class I Shares of the Predecessor Fund exchanged their shares for Trust Shares of the Fund.
(1.) Period from commencement of operations
(2.) Annualized

                    Galaxy Pennsylvania Municipal Bond Fund*
                (For a share outstanding throughout each period)

                                                                                  For the year ended December 31,
                                                            -----------------------------------------------------------------------
                                                                2000           1999            1998            1997          1996

                                                                                           Trust Shares
                                                            -----------------------------------------------------------------------
Net asset value, beginning of period......................      $9.03          $10.26          $10.41          $10.17       $10.23
                                                                -----          ------          ------          ------       ------
Income from investment operations:
     Net investment income................................      0.42            0.43            0.44            0.45         0.44
     Net realized and unrealized
       gain (loss) on investments.........................      0.75           (1.13)           0.05            0.26        (0.06)
                                                                ----           ------           ----            ----        ------
Total from investment operations..........................
Less dividends:                                                 1.17           (0.70)           0.49            0.71         0.38
                                                                ----           ------           ----            ----         ----
     Distributions from net investment income.............     (0.42)          (0.43)          (0.44)          (0.45)       (0.44)
     Distributions from net realized capital gains........       --            (0.10)          (0.20)          (0.02)         --
                                                               ------          ------          ------          ------       ------
Total dividends...........................................     (0.42)          (0.53)          (0.64)          (0.47)       (0.44)
                                                               ------          ------          ------          ------       ------
Net increase (decrease) in net asset value................     (0.75)          (1.23)          (0.15)          0.24         (0.06)
                                                               ------          ------          ------          ----         ------
Net asset value, end of period............................      $9.78          $9.03           $10.26          $10.41       $10.17
                                                                =====          =====           ======          ======       ======
Total return..............................................     13.31%         (7.05)%          4.84%           7.18%        3.89%
Ratios/supplemental data:
       Net assets, end of period (000's)..................     $24,503        $31,999         $37,658         $42,134       $3,665
Ratios to average net assets:
       Net investment income including
reimbursement/waiver......................................      4.54%          4.35%           4.28%           4.47%        4.42%
       Operating expenses including reimbursement/waiver..      0.80%          0.80%           0.80%           0.80%        0.69%
       Net investment income excluding
reimbursement/waiver......................................      4.33%          4.21%           4.12%           4.31%        3.62%
       Operating expenses excluding reimbursement/waiver..      1.01%          0.94%           0.96%           0.96%        1.49%
Portfolio turnover rate...................................     22.57%          43.19%          56.48%          71.89%       25.88%

----------------------------
* The Fund began operations on May 3, 1992 as a separate portfolio (the "Predecessor Fund) of The Pillar Funds. On August __, 2001, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two classes of shares, Class I Shares and Class A Shares. In connection with the reorganization, the holders of Class I Shares and Class A Shares of the Predecessor Fund exchanged their shares for Trust Shares of the Fund.

 [Back Cover Page]

Where to find more information

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Galaxy's annual and semi-annual reports will contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling Galaxy at 1-877-BUY-GALAXY (1-877-289-4252) or by writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520

If you buy your shares through a financial institution, you may contact your institution for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC  20549-0102
1-202-942-8090

Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to the SEC's e-mail address at publicinfo@sec.gov.

Galaxy's Investment Company Act File No. is 811-4636.
[Fleet assigned code]

THE GALAXY FUND
STATEMENT OF ADDITIONAL INFORMATION
AUGUST __, 2000

GALAXY LARGE CAP VALUE FUND
GALAXY LARGE CAP GROWTH FUND
GALAXY PENNSYLVANIA MUNICIPAL BOND FUND

RETAIL A, RETAIL B AND
TRUST SHARES

         This Statement of Additional Information is not a prospectus. It relates to the prospectuses for the Funds as listed below, as they may be supplemented or revised from time to time (the "Prospectuses"). Each Fund commenced operations as a separate portfolio (the "Predecessor Fund") of The Pillar Funds. On August __, 2001, each Predecessor Fund was reorganized as a new portfolio of Galaxy. The Prospectuses, as well as the Predecessor Funds' Annual Report to Shareholders dated December 31, 2000, may be obtained, without charge, by writing:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

or by calling 1-877-BUY-GALAXY (1-877-289-4252)


CURRENT PROSPECTUSES

- Prospectus for Retail A Shares and Retail B Shares of the Funds dated August __, 2001.

-    Prospectus for Trust Shares of the Funds dated August __, 2001.


         The Predecessor Funds' audited financial statements and the report thereon of Arthur Andersen LLP, the Predecessor Funds' independent public accountants, included in their Annual Report to Shareholders dated
December 31, 2000, are incorporated by reference into this Statement of Additional Information. No other parts of the Predecessor Funds' Annual Report to Shareholders are incorporated herein.

                                TABLE OF CONTENTS

                                                                                                                Page
                                                                                                                ----
GENERAL INFORMATION..............................................................................................1
DESCRIPTION OF GALAXY AND ITS SHARES.............................................................................1
INVESTMENT STRATEGIES, POLICIES AND RISKS........................................................................4
         Large Cap Value Fund....................................................................................5
         Large Cap Growth Fund...................................................................................5
         Pennsylvania Municipal Bond Fund........................................................................6
         Special Risk Considerations.............................................................................7
         Foreign Securities......................................................................................7
         European Currency Unification...........................................................................7
         General Risk Considerations - Pennsylvania Municipal Bond Fund..........................................8
         Other Investment Policies and Risk Considerations.......................................................9
         U.S. Government Obligations and Money Market Instruments................................................9
         Variable and Floating Rate Obligations.................................................................11
         Municipal Securities...................................................................................11
         Stand-by Commitments...................................................................................14
         Private Activity Bonds.................................................................................15
         Custodial Receipts and Certificates of Participation...................................................15
         Repurchase Agreements..................................................................................16
         Securities Lending.....................................................................................16
         Investment Company Securities..........................................................................17
         Lower-Rated Securities.................................................................................17
         Derivative Securities..................................................................................17
         American, European, Continental and Global Depositary Receipts.........................................22
         Asset-Backed Securities................................................................................23
         Mortgage-Backed Securities.............................................................................24
         Convertible Securities.................................................................................24
         When-Issued and Forward Commitment Transactions........................................................25
         Pay-In-Kind Securities.................................................................................26
         Structured Investments.................................................................................26
         Yankee Obligations.....................................................................................27
         REITs..................................................................................................27
         Common Stock, Preferred Stock and Warrants.............................................................28
         STRIPS.................................................................................................28
         Zero Coupon Securities.................................................................................28
         Portfolio Securities Generally.........................................................................28
         Special Considerations Relating to Pennsylvania Municipal Securities...................................29
         Portfolio Turnover.....................................................................................34
INVESTMENT LIMITATIONS..........................................................................................34
VALUATION OF PORTFOLIO SECURITIES...............................................................................38
         Valuation of the Pennsylvania Municipal Bond Fund......................................................38
         Valuation of the Large Cap Value Fund and Large Cap Growth Fund........................................38
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..................................................................39

                                                                                                                Page
                                                                                                                ----
         Purchases of Retail A Shares and Retail B Shares.......................................................39
         General................................................................................................39
         Customers of Institutions..............................................................................39
         Applicable Sales Charge - Retail A Shares..............................................................40
         Computation of Offering Price - Retail A Shares........................................................41
         Quantity Discounts.....................................................................................42
         Applicable Sales Charge - Retail B Shares..............................................................45
         Characteristics of Retail A Shares and Retail B Shares.................................................46
         Factors to Consider When Selecting Retail A Shares or Retail B Shares..................................47
         Purchases of Trust Shares..............................................................................48
         Other Purchase Information.............................................................................48
         Redemptions............................................................................................48
INVESTOR PROGRAMS...............................................................................................49
         Exchange Privilege -- Retail A Shares and Retail B Shares..............................................49
         Retirement Plans.......................................................................................50
         Automatic Investment Program and Systematic Withdrawal Plan -- Retail A Shares and Retail B Shares.....50
         Payroll Deduction Program -- Retail A Shares and Retail B Shares.......................................51
         College Investment Program -- Retail A Shares and Retail B Shares......................................51
         Direct Deposit Program -- Retail A Shares and Retail B Shares..........................................52
    TAXES ......................................................................................................52
         In General.............................................................................................52
         State and Local........................................................................................53
         Taxation of Certain Financial Instruments..............................................................54
         Miscellaneous..........................................................................................54
TRUSTEES AND OFFICERS...........................................................................................55
         Shareholder and Trustee Liability......................................................................58
INVESTMENT ADVISER..............................................................................................59
         Administrator..........................................................................................60
CUSTODIAN AND TRANSFER AGENT....................................................................................62
 EXPENSES ......................................................................................................63
PORTFOLIO TRANSACTIONS..........................................................................................63
DISTRIBUTION PLANS..............................................................................................66
         Retail A Shares........................................................................................66
         Distribution and Services Plan.........................................................................66
         Both Plans.............................................................................................67
SHAREHOLDER SERVICES PLAN.......................................................................................67
DISTRIBUTOR.....................................................................................................69
 AUDITORS ......................................................................................................69
  COUNSEL ......................................................................................................69
CODES OF ETHICS.................................................................................................70
PERFORMANCE AND YIELD INFORMATION...............................................................................70
         Tax-Equivalency Tables - Pennsylvania Municipal Bond Fund..............................................73
         Performance Reporting..................................................................................76

                                                                                                                Page
                                                                                                                ----
MISCELLANEOUS...................................................................................................76
FINANCIAL STATEMENTS...........................................................................................105
APPENDIX A.....................................................................................................A-1
APPENDIX B.....................................................................................................B-1

                               GENERAL INFORMATION


         This Statement of Additional Information should be read in conjunction with a current Prospectus. This Statement of Additional Information relates to the Prospectuses for the three Funds described on the cover page. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectuses. No investment in shares of the Funds should be made without reading a Prospectus.

         The Funds commenced operations as separate portfolios (each a "Predecessor Fund," and collectively, the "Predecessor Funds") of The Pillar Funds. On August __, 2001, each Predecessor Fund was reorganized as a new portfolio of The Galaxy Fund (the "Reorganization"). Prior to the Reorganization, the Predecessor Large Cap Value Fund and Predecessor Large Cap Growth Fund offered and sold three classes of shares, Class I Shares, Class A Shares and Class B Shares, and the Predecessor Pennsylvania Municipal Bond Fund offered and sold two classes of shares, Class I Shares and Class A Shares. In connection with the Reorganization, shareholders of the Predecessor Large Cap Value Fund and Predecessor Large Cap Growth Fund exchanged their Class I Shares, Class A Shares and Class B Shares for Trust Shares, Retail A Shares and Retail B Shares, respectively, of the Large Cap Value Fund and Large Cap Growth Fund, and shareholders of the Predecessor Pennsylvania Municipal Bond Fund exchanged their Class I Shares and Class A Shares for Trust Shares of the Pennsylvania Municipal Bond Fund.

         Prior to the Reorganization, (i) the Large Cap Value Fund was named the Pillar Equity Value Fund; (ii) the Large Cap Growth Fund was named the Pillar Equity Growth Fund; and (iii) the Pennsylvania Municipal Bond Fund was named the Pillar Pennsylvania Municipal Securities Fund. References in this Statement of Additional Information are to each Predecessor Fund's current name. In addition, certain of the financial information contained in this Statement of Additional Information is that of the Predecessor Funds.

         SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON FINANCIAL CORPORATION OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU COULD LOSE MONEY BY INVESTING IN ANY OF THE FUNDS. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


                      DESCRIPTION OF GALAXY AND ITS SHARES

         The Galaxy Fund ("Galaxy") is an open-end management investment company currently offering shares of beneficial interest in forty investment portfolios:
Money Market Fund, Government Money Market Fund, U.S. Treasury Money Market Fund, Tax-Exempt Money

Market Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Institutional Money Market Fund, Institutional Government Money Market Fund, Institutional Treasury Money Market Fund, Prime Reserves, Government Reserves, Tax-Exempt Reserves, Equity Value Fund, Equity Growth Fund, Growth Fund II, Equity Income Fund, International Equity Fund, Pan Asia Fund, Small Company Equity Fund, Asset Allocation Fund, Small Cap Value Fund, Growth and Income Fund, Strategic Equity Fund, Large Cap Value Fund, Large Cap Growth Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund, Rhode Island Municipal Bond Fund, Florida Municipal Bond Fund and Pennsylvania Municipal Bond Fund. Galaxy is also authorized to issue shares of beneficial interest in two additional investment portfolios, the MidCap Equity Fund and the New York Municipal Money Market Fund. As of the date of this Statement of Additional Information, however, the MidCap Equity Fund and the New York Municipal Money Market Fund had not commenced investment operations.

         Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of the series in the Funds as follows: Class RR-Series 1 shares (Trust Shares), Class RR-Series 2 shares (Retail A Shares) and Class RR-Series 3 shares (Retail B Shares), each series representing interests in the Large Cap Value Fund; Class SS-Series 1 shares (Trust Shares), Class SS-Series 2 shares (Retail A Shares) and Class SS-Series 3 shares (Retail B Shares), each series representing interests in the Large Cap Growth Fund; and Class TT-Series 1 shares (Trust Shares), Class TT-Series 2 shares (Retail A Shares) and Class TT-Series 3 shares (Retail B Shares), each series representing interests in the Pennsylvania Municipal Bond Fund. Each Fund, except the Pennsylvania Municipal Bond Fund, is classified as a diversified company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Pennsylvania Municipal Bond Fund is classified as a non-diversified company under the 1940 Act.

         Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related investment portfolio with other shares of the same class (irrespective of series designation), and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

         Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. Each series of shares in a Fund (i.e., Retail A Shares, Retail B Shares and Trust Shares) bear pro rata the same expenses and are entitled equally to a Fund's dividends and distributions except as follows. Each series will bear the expenses of any distribution and/or shareholder servicing plans applicable to such series. For example, as described below, holders of Retail A Shares will bear the expenses of the Distribution Plan for Retail A Shares, holders of Retail B Shares will bear the expenses of the Distribution and Services Plan for Retail B Shares, and holders of Trust Shares will bear the expenses of the Shareholder Services Plan for Trust Shares (to date, the Shareholder Services Plan for Trust Shares has not been implemented). In addition, each series may incur differing transfer agency fees and may have differing sales charges. Standardized yield and total return quotations are computed separately for each series of shares. The differences in expenses paid by the respective series will affect their performance. See "Distribution Plan", "Distribution and Services Plan" and "Shareholder Services Plan" below.

         In the event of a liquidation or dissolution of Galaxy or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative asset values of Galaxy's respective Funds, of any general assets of Galaxy not belonging to any particular Fund, which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation based on the number of shares of the Fund that are held by each shareholder, except that each series of a Fund would be solely responsible for the Fund's payments under any distribution and/or shareholder servicing plan applicable to such series.

         Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by series on all matters, except that only shares of a particular series of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to any distribution and/or shareholder servicing plan for such series (e.g., only Retail A Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Distribution Plan for Retail A Shares, only Retail B Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Distribution and Services Plan for Retail B Shares, and only Trust Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Shareholder Services Plan for Trust Shares). Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by Galaxy, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Galaxy shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A particular Fund is deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or a distribution plan or any change in an investment objective or a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund (irrespective of series designation). However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of Galaxy voting without regard to class or series.

         Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series. Voting rights are not cumulative and, accordingly, the holders of more than 50% in the aggregate of Galaxy's outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

         Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove trustees. Galaxy's Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon a written request of shareholders owning at least 10% of the outstanding shares of Galaxy entitled to vote.

         Galaxy's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another Fund of Galaxy and, in connection therewith, to cause all outstanding shares of any Fund to be redeemed at their net asset value or converted into shares of another class of Galaxy's shares at the net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares, due to changes in the market prices of the Fund's portfolio securities, an amount that is more or less than the original investment. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.


                    INVESTMENT STRATEGIES, POLICIES AND RISKS

         Fleet Investment Advisors Inc. ("Fleet"), the Funds' investment adviser, will use its best efforts to achieve each Fund's investment objective, although such achievement cannot be assured. The investment objective of a Fund as described in its Prospectuses may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," a Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Funds to be a complete investment program. The following investment strategies, policies and risks supplement those set forth in the Funds' Prospectuses.

LARGE CAP VALUE FUND

         The Large Cap Value Fund will normally be as fully invested as practicable and in no event will it invest less than 65% of its total assets in equity securities consisting of common stocks, warrants to purchase common stocks, debt securities and preferred stocks convertible into common stocks, and American Depositary Receipts ("ADRs"). Fleet will purchase equity securities which, in Fleet's opinion, are undervalued in the marketplace at the time of purchase.

         The Fund may invest up to 25% of its total assets in foreign equity securities denominated in foreign currencies and traded on foreign markets. Such investments may be made directly or indirectly through European Depositary Receipts ("EDRs"), Continental Depositary Receipts ("CDRs") and Global Depositary Receipts ("GDRs"). The Fund has no present intention to invest in such foreign equity securities. See "Special Risk Considerations - Foreign Securities" below.

         See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Large Cap Value Fund.

LARGE CAP GROWTH FUND

         The Large Cap Growth Fund will normally be as fully invested as practicable and in no event will it invest less than 65% of its total assets in equity securities consisting of common stocks, warrants to purchase common stocks, debt securities and preferred stocks that are convertible into common stocks, and ADRs. Fleet will invest in companies that it expects will demonstrate greater long-term earnings growth than the average company included in the S&P 500 Composite Stock Price Index ("S&P 500"). This method of investing is based upon the premise that growth in a company's earnings will eventually translate into growth in the price of its stock.

         To the extent that the Fund is not invested in equity securities, the Fund may invest in the following fixed income securities for cash management purposes: U.S. Government securities, corporate bonds and debentures rated in one of the three highest rating categories by a nationally recognized statistical rating organization ("Rating Agency"), such as Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or, if unrated, determined by Fleet to be of comparable quality at the time of the purchase, except that as part of its investment strategy, the Fund may invest up to 5% of its total assets in lower-rated bonds, commonly referred to as "junk bonds," rated B or higher by a Rating Agency or, if unrated, determined to be of comparable quality by Fleet; mortgage-backed securities consisting of collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") that are rated in one of the top two rating categories by a Rating Agency and which are backed solely by Government National Mortgage Association ("GNMA") certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and asset-backed securities secured by company receivables, truck and auto loans, leases and credit card receivables that are rated in one of the top two rating categories by a Rating Agency. The Fund may also employ certain hedging and risk management techniques, including the purchase and sale of exchange-listed or over-the-counter ("OTC") options, futures and options on futures involving equity and debt securities, aggregates of equity and debt securities and other financial indices. The Fund may write options and invest in futures only on a covered basis.

         The Fund may invest up to 25% of its total assets in foreign equity securities denominated in foreign currencies and traded on foreign markets. Such investments may be made directly or indirectly through EDRs, CDRs and GDRs. The Fund has no present intention to invest in such foreign equity securities. See "Special Risk Considerations - Foreign Securities" below.

         See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Large Cap Growth Fund.

PENNSYLVANIA MUNICIPAL BOND FUND

         As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Pennsylvania Municipal Bond Fund will invest, except during temporary defensive periods, at least 80% of its total assets in debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel or counsel to the issuer, is exempt from regular federal income tax ("Municipal Securities"). The Fund expects that except during temporary defensive periods or when, in Fleet's opinion, suitable obligations are unavailable for investment, at least 65% of the Fund's total assets will be invested in Municipal Securities issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions, authorities, agencies, instrumentalities and corporations, and certain other governmental issuers such as Puerto Rico, the interest on which, in the opinion of bond counsel or counsel to the issuer, is exempt from regular federal income tax and Pennsylvania state income tax ("Pennsylvania Municipal Securities"). See "Other Investment Policies and Risk Considerations" below - Special Considerations Relating to Pennsylvania Municipal Securities" below for a discussion of certain risks in investing in Pennsylvania Municipal Securities. Dividends derived from interest on Municipal Securities other than Pennsylvania Municipal Securities will generally be exempt from regular federal income tax but may be subject to Pennsylvania state income tax. See "Taxes" below.

         Municipal Securities that the Fund may purchase include: (i) municipal bonds which are rated BBB or better by S&P or Baa or better by Moody's at the time of investment or, if not rated, determined by Fleet to be of comparable quality; (ii) municipal notes which are rated at least SP-1 by S&P or MIG-1 or V-MIG-1 by Moody's at the time of investment or, if not rated, determined by Fleet to be of comparable quality; and (iii) tax-exempt commercial paper rated at least A-1 by S&P or Prime-1 by Moody's at the time of investment or, if not rated, determined by Fleet to be of comparable quality. Bonds rated BBB by S&P or Baa by Moody's have speculative characteristics, even though they are of investment grade quality, and changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. Although permitted to do so, the Fund has no present intention to invest in municipal bonds rated BBB by S&P or Baa by Moody's.

         The Fund may invest in commitments to purchase Municipal Securities on a "when-issued" basis, and reserves the right to engage in "stand-by commitment" transactions. The Fund may also purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the long-term bond or commercial paper ratings stated above.

         See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Pennsylvania Municipal Bond Fund.


                           SPECIAL RISK CONSIDERATIONS

FOREIGN SECURITIES

         Investments by the Large Cap Value Fund and Large Cap Growth Fund in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs, as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of dividends or principal and interest on foreign obligations.

         Although the Large Cap Value Fund and Large Cap Growth Fund may invest in securities denominated in foreign currencies, each Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of a Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which a Fund makes its foreign investments could reduce the effect of increases and magnify the effect of decreases in the price of a Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of a Fund's securities in their local markets. In addition to favorable and unfavorable currency exchange rate developments, the Funds are subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

         Certain of the risks associated with investments in foreign securities are heightened with respect to investments in countries with emerging economies or emerging securities markets. The risks of expropriation, nationalization and social, political and economic instability are greater in those countries than in more developed capital markets.

         EUROPEAN CURRENCY UNIFICATION

         Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and

Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

         This change is likely to significantly impact the European capital markets in which the Large Cap Value Fund and Large Cap Growth Fund may invest and may result in the Funds facing additional risks. These risks, which include, but are not limited to, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Funds' net asset values per share.

GENERAL RISK CONSIDERATIONS - PENNSYLVANIA MUNICIPAL BOND FUND

         Generally, the market value of fixed income securities, including Municipal Securities, can be expected to vary inversely to changes in prevailing interest rates. During periods of declining interest rates, the market value of investment portfolios comprised primarily of fixed income securities, such as the Pennsylvania Municipal Bond Fund, will tend to increase, and during periods of rising interest rates, the market value will tend to decrease. In addition, during periods of declining interest rates, the yields of investment portfolios comprised primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also offset the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not offset cash income from such securities but will be reflected in a Fund's net asset value.

         Although it does not presently intend to do so on a regular basis, the Pennsylvania Municipal Bond Fund may invest more than 25% of its total assets in Municipal Securities the interest on which is paid solely from revenues on similar projects if such investment is deemed necessary or appropriate by Fleet. To the extent that the Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects, the Fund will be subject to the particular risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

         The Pennsylvania Municipal Bond Fund is classified as a non-diversified investment company under the 1940 Act. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives may be.

                OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

         Investment methods described in the Prospectuses and this Statement of Additional Information are among those which one or more of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS

         Each Fund may, in accordance with its investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in other money market instruments, including bank obligations and commercial paper.

         Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

         U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

         Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Funds.

         Bank obligations include bankers' acceptances, negotiable certificates of deposit, non-negotiable time deposits issued for a definite period of time and earning a specified return by a

U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC, and other short-term debt obligations issued by banks. With respect to each Fund, bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to each Fund's limitation on illiquid securities described below under "Investment Limitations." For the purposes of each Fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its U.S. and foreign branches.

         Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

         Investments in obligations of foreign branches of U.S. banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Such investments may also subject the Funds to investment risks similar to those accompanying direct investments in foreign securities. See "Special Risk Considerations - Foreign Securities." The Funds will invest in the obligations of U.S. branches of foreign banks only when Fleet believes that the credit risk with respect to the instrument is minimal.

         Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Commercial paper may include securities issued by corporations and other entities without registration under the Securities Act of 1933, as amended, (the "1933 Act") in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's limitation on purchases of illiquid instruments described below, Section 4(2) Paper will not be considered illiquid if Fleet has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities. Each Fund may also purchase Rule 144A securities. See "Investment Limitations" below.

VARIABLE AND FLOATING RATE OBLIGATIONS

         The Funds may purchase variable and floating rate instruments in accordance with their investment objectives and policies as described in the Prospectuses and this Statement of Additional Information. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the obligation because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities are similar in form but may have a more active secondary market. Substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.

         If a variable or floating rate instrument is not rated, Fleet must determine that such instrument is comparable to rated instruments eligible for purchase by the Funds and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Variable and floating rate obligations with a demand feature will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.


MUNICIPAL SECURITIES

         Municipal Securities acquired by the Pennsylvania Municipal Bond Fund include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are "Municipal Securities" if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

         The two principal categories of Municipal Securities which may be held by the Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.

         The Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment, but not a legal obligation, of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Fund.

         There are, of course, variations in the quality of Municipal Securities, both within a particular category and between categories, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a Rating Agency, such as Moody's or S&P, described in the Prospectuses and in Appendix A hereto, represent such Rating Agency's opinion as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields. Municipal Securities of the same maturity and interest rate with different ratings may have the same yield.

         Municipal Securities may include rated and unrated variable and floating rate tax-exempt instruments, such as variable rate demand notes. Variable rate demand notes are long-term Municipal Securities that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days' prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. Variable interest rates generally reduce changes in the market value of Municipal Securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate Municipal Securities than for fixed income obligations. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the Municipal Securities, the issuer of the participation interest or a guarantor of either issuer.

         Also included within the general category of Municipal Securities are participation certificates in leases, installment purchase contracts, or conditional sales contracts ("lease obligations") entered into by states or political subdivisions to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations do not constitute general obligations of the issuer for which the lessee's unlimited taxing power is pledged, certain lease obligations are backed by the lessee's covenant to appropriate money to make the lease obligation payments. However, under certain lease obligations, the lessee has no obligation to make these payments in future years unless money is appropriated on a yearly basis. Although

"non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing and may not be as marketable as more conventional securities. To the extent these securities are illiquid, they are subject to the Fund's limitation on illiquid securities described under "Investment Limitations" below.

         Certificates of participation represent undivided interests in lease payments by a governmental or nonprofit entity. A lease may provide that the certificate trustee cannot accelerate lease obligations upon default. The trustee would only be able to enforce lease payments as they become due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. In addition, certificates of participation are less liquid than other bonds because there is a limited secondary trading market for such obligations. To alleviate potential liquidity problems with respect to these investments, the Fund may enter into remarketing agreements which may provide that the seller or a third party will repurchase the obligation within seven days after demand by the Fund and upon certain conditions such as the Fund's payment of a fee.

         Municipal Securities purchased by the Fund in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, Municipal Securities may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a Municipal Security held by the Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. As described above under "U.S. Government Obligations and Money Market Instruments," letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions.

         The payment of principal and interest on most Municipal Securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multistate agency of which a state is a member is a separate "issuer" as that term is used in this Statement of Additional Information and the Prospectuses. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

         Among other instruments, the Fund may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Funds may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds to the extent consistent with the limitations set forth in the Prospectuses and this Statement of Additional Information.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. Galaxy cannot, of course, predict what legislation may be proposed in the future regarding the income tax status of interest on Municipal Securities, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities for investment by the Fund and the liquidity and value of its portfolio. In such an event, the Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

         Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor Fleet will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

STAND-BY COMMITMENTS

         The Pennsylvania Municipal Bond Fund may acquire "stand-by commitments" with respect to Municipal Securities held by it. Under a stand-by commitment, a dealer agrees to purchase, at the Fund's option, specified Municipal Securities at a specified price. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield otherwise available for the same securities). Where the Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments acquired by the Fund would be valued at zero in determining the Fund's net asset value.

         Stand-by commitments are exercisable by the Fund at any time before the maturity of the underlying Municipal Security, and may be sold, transferred or assigned by the Fund only with respect to the underlying instruments. The default or bankruptcy of a dealer giving such a commitment would not affect the quality of the Municipal Securities purchased by the Fund. However, without a stand-by commitment, these securities could be more difficult to sell. The Fund will enter into stand-by commitments only with banks and broker/dealers that present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment,

Fleet will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

         Although there is no limit on the percentage of portfolio securities that the Fund may purchase subject to stand-by commitments, the amount paid directly or indirectly for all standby commitments, which are not integral parts of the security as originally issued, held by the Fund will not exceed 0.5% of the Fund's total assets calculated immediately after acquisition.

PRIVATE ACTIVITY BONDS

         The Pennsylvania Municipal Bond Fund may invest in "private activity bonds," the interest on which, although exempt from regular federal income tax, may constitute an item of tax preference for purposes of the federal alternative minimum tax. Investments in such securities, however, will not be treated as investments in Municipal Securities for purposes of the 80% requirement mentioned above with respect to the Fund. Under normal conditions, the Fund's investments in such securities will not exceed 10% of the Fund's total assets. Any taxable investments held by the Fund, including any investments in private activity bonds, will not exceed 20% of the Fund's total assets under normal conditions. The Fund has no present intention of investing in private activity bonds.

         Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

         Private activity bonds held by the Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

CUSTODIAL RECEIPTS AND CERTIFICATES OF PARTICIPATION

         Securities acquired by the Pennsylvania Municipal Bond Fund may be in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain Municipal Securities. Such obligations are held in custody by a bank on behalf of holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts." The Fund may also purchase from time to time certificates of participation that, in the opinion of counsel to the issuer, are exempt from federal income tax. A certificate of participation gives the Fund an undivided interest in a pool of Municipal Securities held by a bank. Certificates of participation may have fixed, floating or variable rates of interest. If a certificate of participation is unrated, Fleet will have determined that the instrument is of comparable quality to those instruments in which the Fund may invest pursuant to guidelines approved by Galaxy's Board of Trustees. For certain certificates of participation, the Fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of the Fund's participation interest, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment as needed to provide liquidity, to maintain or improve the quality of its investment portfolio or upon a default (if permitted under the terms of the instrument).

REPURCHASE AGREEMENTS

         Each Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Fleet. No Fund will enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to each Fund's limitation on illiquid securities described below under "Investment Limitations."

         The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. Income on repurchase agreements is taxable. Investments by the Pennsylvania Municipal Bond Fund in repurchase agreements will be, under normal market conditions, subject to the Fund's 20% overall limit on taxable obligations.

         The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to a repurchase agreement will be held by a Fund's custodian or sub-custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

SECURITIES LENDING

         Each Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. A Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. Any cash collateral received by the Funds would be invested in high quality, short-term money market instruments. Loans will generally be short-term, will be made only to borrowers deemed by Fleet to be of good standing and only when, in Fleet's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

INVESTMENT COMPANY SECURITIES

         Each Fund may invest up to 10% of its total assets in securities issued by other open-end or closed-end investment companies. In addition, certain investment companies may issue securities that are considered structured securities. See "Structured Investments" below. Investments in closed-end investment companies may involve the payment of substantial premiums above the net asset value of the securities issued by such investment companies.

         Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Funds, other investment portfolios of Galaxy, or any other investment companies advised by Fleet.

LOWER-RATED SECURITIES

         The Large Cap Growth Fund may invest up to 5% of its total assets in lower-rated bonds rated B or higher by a Rating Agency or, if unrated, determined by Fleet to be of comparable quality. Bonds rated below investment grade are often referred to as "junk bonds." Such securities involve greater risk of default or price declines than investment grade securities due to changes in the issuer's creditworthiness and the outlook for economic growth. The market for these securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit the Fund's ability to sell such securities at their market value. In addition, the market for these securities may also be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

DERIVATIVE SECURITIES

         The Large Cap Growth Fund may from time to time, in accordance with its investment objective and policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, put and call options, futures contracts, options on futures contracts and certain asset-backed and mortgage-backed securities.

         Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest or exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that a Fund will be unable to sell a derivative security when it wants to because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

         Fleet will evaluate the risks presented by the derivative securities purchased by the Fund, and will determine, in connection with its day-to-day management of the Fund, how such securities will be used in furtherance of the Fund's investment objective. It is possible, however, that Fleet's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Fund will, because of the risks discussed above, incur loss as a result of its investments in derivative securities.

         OPTIONS. The Large Cap Growth Fund may write covered put and call options from time to time on its assets as determined by Fleet to be appropriate in seeking to achieve the Fund's investment objective, for hedging purposes and in order to generate additional income.

         The purchaser of a call option has the right to buy, and the writer of a call option has the obligation to sell, an underlying security at a specified exercise price during a specified option period. The advantage to the Fund of writing covered calls is that the Fund receives a premium for writing the call, which is additional income. However, if the security rises in value and the call is exercised, the Fund may not participate fully in the market appreciation of the security.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the writer effects a closing purchase transaction.

         A closing purchase transaction is one in which the Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written. A closing purchase transaction cannot be effected with respect to an option once the Fund writing the option has received an exercise notice for such option. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or different expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, the Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid, even though, in economic terms, such gain may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between: (a) the Fund's tax basis in the underlying security; and (b) the proceeds of the sale of the security, plus the amount of the premium on the option, less the commission paid.

         The market value of a call option generally reflects the market price of the underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

         The Fund will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

         The Fund may also purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or a call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.

         The Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation and therefore entail the risk of nonperformance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing normally is done by reference to information from a market maker. It is the position of the Securities and Exchange Commission ("SEC") that OTC options are illiquid.

         FUTURES CONTRACTS. Subject to applicable laws, the Large Cap Growth Fund may enter into futures contracts for the purchase or sale of securities, including index contracts. The Fund intends to use futures contracts only for bona fide hedging purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specified security at a specified future time and at a specified price. A "sale" of a futures contract entails a contractual obligation to deliver the underlying securities called for by the contract, and a "purchase" of a futures contract entails a contractual obligation to acquire such securities, in each case in accordance with the terms of the contract. Futures contracts must be executed through a futures commission merchant, or brokerage firm, which is a member of an appropriate exchange designated as a "contract market" by the Commodity Futures Trading Commission ("CFTC").

         When the Fund purchases or sells a futures contract, Galaxy must allocate assets of the Fund as an initial deposit on the contract. The Fund may enter into futures contracts and options thereon to the extent that not more than 5% of the Fund's assets are required as futures contract margin deposits and premiums on options and may engage in futures contracts to the extent that obligations relating to such futures contracts represent not more than 20% of the Fund's total assets. The futures contract is marked to market daily thereafter and the Fund may be required to pay or entitled to receive additional "variation margin," based on a decrease or increase in the value of the futures contract.

         Futures contracts call for the actual delivery or acquisition of securities, or in the case of futures contracts based on indices, the making or acceptance of a cash settlement at a specified future time; however, the contractual obligation is usually fulfilled before the date specified in the contract by closing out the futures contract position through the purchase or sale, on a commodities exchange, of an identical futures contract. Positions in futures contracts may be closed out only if a liquid secondary market for such contract is available, and there can be no assurance that such a liquid secondary market will exist for any particular futures contract.

         The Fund's ability to hedge effectively through transactions in futures contracts depends on, among other factors, Fleet's judgment as to the expected price movements in the securities underlying the futures contracts. In addition, it is possible in some circumstances that a Fund would have to sell securities from its portfolio to meet "variation margin" requirements at a time when it may be disadvantageous to do so.

         OPTIONS ON FUTURES CONTRACTS. The Large Cap Growth Fund may, subject to any applicable laws, purchase and write options on futures contracts. The holder of a call option on a futures contract has the right to purchase the futures contract, and the holder of a put option on a futures contract has the right to sell the futures contract, in either case at a fixed exercise price up to a stated expiration date or, in the case of certain options, on a stated date. Options on futures contracts, like futures contracts, are traded on contract markets.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities deliverable on exercise of the futures contract. The Fund will receive an option premium when it writes the call, and, if the price of the futures contracts at expiration of the option is below the option exercise price, the Fund will retain the full amount of this option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. Similarly, the writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities deliverable upon exercise of the futures contract. If the Fund writes an option on a futures contract and that option is exercised, the Fund may incur a loss, which loss will be reduced by the amount of the option premium received, less related transaction costs. The Fund's ability to hedge effectively through transactions in options on futures contracts depends on, among other factors, the degree of correlation between changes in the value of securities held by the Fund and changes in the value of its futures positions. This correlation cannot be expected to be exact, and the Fund bears a risk that the value of the futures contract being hedged will not move in the same amount, or even in the same direction, as the hedging instrument. Thus it may be possible for a Fund to incur a loss on both the hedging instrument and the futures contract being hedged.

         The ability of the Fund to engage in options and futures strategies depends also upon the availability of a liquid market for such instruments; there can be no assurance that such a liquid market will exist for such instruments.

         OPTIONS ON STOCK INDICES. The Large Cap Growth Fund may engage in transactions involving options on stock indices. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the underlying common stocks.

         Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the option premium received, to make delivery of this amount. Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

         As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A stock index fluctuates with changes in the market values of the stock included in the index. Some stock index options are based on a broad market index such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100 Index. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following exchanges, among others: the Chicago Board Options Exchange, the New York Stock Exchange and the American Stock Exchange.

         The Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the securities held by the Fund. Since the Fund will not duplicate all of the components of an index, the correlation will not be exact. Consequently, the Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument.

         Positions in stock index options may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on the Fund's ability to effectively hedge their securities. The Fund will enter into an option position only if there appears to Fleet, at the time of investment, to be a liquid secondary market for such options.

AMERICAN, EUROPEAN, CONTINENTAL AND GLOBAL DEPOSITARY RECEIPTS

         The Large Cap Value Fund and Large Cap Growth Fund may invest in ADRs, EDRs, CDRs and GDRs. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs, which are sometimes referred to as CDRs, are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. GDRs are issued globally and evidence a similar ownership arrangement. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and CDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Fund's limitation with respect to such securities. If the Fund invests in an unsponsored ADR, EDR, CDR or GDR there may be less information available to the Fund concerning the issuer of the securities underlying the unsponsored ADR, EDR, CDR or GDR than is available for an issuer of securities underlying a sponsored ADR, EDR, CDR or GDR. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs, CDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities. Certain of these risks are described above under "Special Risk Considerations -- Foreign Securities."

ASSET-BACKED SECURITIES

         The Large Cap Growth Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved.

         Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

         The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity.

         Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

         Asset-backed securities are subject to greater risk of default during periods of economic downturn. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in the Fund's experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, asset-backed securities may be considered illiquid securities.

MORTGAGE-BACKED SECURITIES

         The Large Cap Growth Fund may invest in mortgage-backed securities (including CMOs and REMICs) that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of the Fund, should it invest in mortgage-backed securities, may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

         Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates. The Fund intends to limit its investments in mortgage-backed securities issued by non-governmental issuers to CMOs and REMICs that are rated in one of the top two rating categories by S&P or Moody's and which are backed solely by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government.

CONVERTIBLE SECURITIES

         The Large Cap Value Fund and Large Cap Growth Fund may from time to time, in accordance with their respective investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

         Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in Fleet's opinion, the investment characteristics of the underlying common stock will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, Fleet evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, Fleet considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

WHEN-ISSUED AND FORWARD COMMITMENT TRANSACTIONS

         Each Fund may purchase eligible securities on a "when-issued" or "forward commitment" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. It is expected that when-issued purchases and forward commitments will not exceed 25% of the value of a Fund's total assets absent unusual market conditions. In the event a Fund's when-issued purchases and forward commitments ever exceeded 25% of the value of its total assets, the Fund's liquidity and the ability of Fleet to manage the Fund might be adversely affected. The Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes, but only in furtherance of their investment objectives.

         A Fund may dispose of a commitment prior to settlement if Fleet deems it appropriate to do so. In addition, a Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments.

         When a Fund agrees to purchase securities on a when-issued or forward commitment basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash. Because a Fund sets aside liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be adversely affected in the event its commitment to purchase securities on a when-issued or forward commitment basis exceeded 25% of the value of its assets.

         When a Fund engages in when-issued or forward commitment transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of a Fund's portfolio, the maturity of when-issued securities is calculated from the date of settlement of the purchase to the maturity date.

PAY-IN-KIND SECURITIES

         Each Fund may invest in pay-in-kind securities. Pay-in-kind securities pay interest in either cash or additional securities, at the issuer's option, for a specified period. Pay-in-kind bonds are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accreted interest since the last payment. Upon maturity, the holder is entitled to receive the aggregate par value of the securities.

STRUCTURED INVESTMENTS

         To the extent consistent with its investment objective and policies, each Fund may acquire structured investments. Structured investments are a relatively new innovation and may be designed to have various combinations of equity and fixed-income characteristics. Equity-linked securities are a form of structured investment and generally consist of a conversion privilege to a single company's common stock plus a fixed annual distribution to the holder. Equity-linked securities have some derivative characteristics because the conversion feature is linked to the price of the company's common stock. Equity-linked securities are designed to provide investors with higher quarterly income than the dividend paid per share on the common stock. However, equity-linked securities have decreased potential for capital appreciation because of limitations of the conversion feature.

         Equity-linked securities include issues such as "Structured Yield Product Exchangeable for Stock" ("STRYPES"), "Trust Automatic Common Exchange Securities" ("TRACES"), "Trust Issued Mandatory Exchange Securities" ("TIMES"), "Trust Enhanced Dividend Securities" ("TRENDS") and other similar securities, including those which may be developed in the future. The issuers of the above listed examples of equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on equity-linked securities generally consist of the cash received from the U.S. Treasury securities and equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

         Equity-linked securities may be issued by closed-end or other forms of investment companies. To the extent that equity-linked securities are issued by investment companies, a Fund's investments in equity-linked securities are subject to the same limitations as investments in more traditional forms of investment companies.

YANKEE OBLIGATIONS

         Each Fund may invest in Yankee obligations, which are U.S. dollar-denominated instruments of foreign issuers that are either registered with the SEC or issued pursuant to Rule 144A under the 1933 Act. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and banker's acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

REITs

         The Large Cap Value Fund and Large Cap Growth Fund may invest its net assets in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Each Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

COMMON STOCK, PREFERRED STOCK AND WARRANTS

         The Large Cap Value Fund and Large Cap Growth Fund may invest in common stock, preferred stock and warrants. Common stocks are generally more volatile than other securities. Preferred stocks share some of the characteristics of both debt and equity investments and are generally preferred over common stocks with respect to dividends and in liquidation. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The Large Cap Value Fund may invest up to 5% of its net assets in warrants. Included in this limitation, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange.

STRIPS

         Each Fund may invest in Separately Traded Interest and Principal Securities ("STRIPS"), which are component parts of U.S. Treasury Securities traded through the Federal Reserve Book-Entry System. Fleet will purchase only those STRIPS that it determines are liquid or, if illiquid, do not violate a Fund's investment policy concerning investments in illiquid securities. While there is no limitation on the percentage of any Fund's assets that may be invested in STRIPS, Fleet will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights. The interest-only component of STRIPS is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only component generally is usually volatile in response to changes in interest rates.

ZERO COUPON SECURITIES

         Each Fund may invest in zero coupon securities. A zero coupon security pays no interest or principal to its holder during its life. A zero coupon security is sold at a discount, frequently substantial, and redeemed at face value at its maturity date. The market prices of zero coupon securities are generally more volatile than the market prices of securities of similar maturity that pay interest periodically, and zero coupon securities are likely to react more to interest rate changes than non-zero coupon securities with similar maturity and credit qualities.

PORTFOLIO SECURITIES GENERALLY

         Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or Fleet pursuant to guidelines established by the Board, will promptly consider such an event in determining whether the Fund involved should continue to hold the obligation. The Board of Trustees or Fleet may determine that it is appropriate for the Fund to continue to hold the obligation if retention is in accordance with the interests of the particular Fund and applicable regulations of the Securities and Exchange Commission ("SEC").

SPECIAL CONSIDERATIONS RELATING TO PENNSYLVANIA MUNICIPAL SECURITIES

         The following information is a brief summary of factors affecting the economies and financial strengths of the Commonwealth of Pennsylvania, its municipalities and its political subdivisions and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of the Commonwealth of Pennsylvania that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements have not been independently verified.

         The ability of the issuers of Pennsylvania Municipal Securities to pay the principal and interest on their obligations may be impacted by a variety of factors relating to the economy of Pennsylvania and to the fiscal stability of issuers of Pennsylvania Municipal Securities. The latter may include such matters as the ability of issuers to raise sufficient tax and other revenues to meet their needs, the availability of aid from other governmental bodies, and the burdens that may be imposed on issuers by law or necessity. To the extent that the Fund invests in obligations that are not general obligations of their issuers, payments of principal and interest will depend on all factors affecting the revenue sources from which payments thereon are to be derived. The value of the obligations held by the Fund would be adversely affected not only by any actual inability of their issuers to pay the principal and interest thereon, but also by a public perception that such ability is in doubt.

         The Commonwealth of Pennsylvania is one of the most populous states, ranking sixth behind California, Texas, New York, Florida, and Illinois. Pennsylvania is an established yet growing state with a diversified economy, and had been historically identified as a heavy industry state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and health services, education, and financial institutions. Pennsylvania's workforce is estimated at 5.5 million people, ranking as the sixth largest labor pool in the nation. The high level of education embodied in the Commonwealth's work force fosters a wide variety of employment capabilities with the Commonwealth's basic and higher education statistics comparing favorably with other states in the nation.

         The Commonwealth is highly urbanized. Of the Commonwealth's 1990 census population, 79 percent resided in the 15 Metropolitan Statistical Areas ("MSAs") of the Commonwealth. The largest MSAs in the Commonwealth are those that include the cities of Philadelphia and Pittsburgh, which together contain almost 44 percent of the Commonwealth's total population. The population of Pennsylvania, the highest ever, 12.28 million people in 2000, according to the U.S. Bureau of the Census, represents a population growing slower than the nation with a higher portion than the nation or the region comprised of persons between 45 years and 65 years.

         Non-agricultural employment in Pennsylvania over the ten years ending in 2000 increased at an annual rate of 0.2 percent, compared to a 0.2 percent rate for the Middle Atlantic region and 2.0 percent for the U.S. during the period 1990 through 2000. Non-manufacturing employment in Pennsylvania has increased in recent years and reached 83.7 percent of total employment in November 2000. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing
16.3 percent of November 2000 non-agricultural employment, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In November 2000, the services sector accounted for 32.4% of all non-agricultural employment while the trade sector accounted for 22.6 percent.

         Pennsylvania's annual average unemployment rate was equivalent to the national average throughout the 1990s. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 7.0 percent in 1991 and 7.6 percent in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's annual unemployment rate to 4.4 percent in 1999. From 1994 through 1999, Pennsylvania's average annual unemployment rate was below the Middle Atlantic Region's average, but slightly higher than that of the United States. As of November 2000, the most recent month for which data is available, the seasonally adjusted unemployment rate for the Commonwealth was 4.2 percent.

         Personal income in the Commonwealth for 1999 is $343.9 billion, an increase of 4.3 percent over the previous year. During the same period, national personal income increased at a rate of 5.8 percent. Based on the 1999 personal income estimates, per capita income for 1999 is at $28,676 in the Commonwealth as compared to per capita income in the United States of $28,518.

         At the end of the 2000 fiscal year, the unappropriated surplus (prior to the transfer to the Tax Stabilization Reserve Fund) totaled $718.3 million, a $280.6 million increase from the fiscal 1999 year-end. The gain was due to higher than anticipated Commonwealth revenues and to appropriation lapses that were partially offset by additional supplemental appropriations and reserves for tax refunds. An amount of $107.7 million was transferred to the Tax Stabilization Reserve Fund, representing the required 15 percent annual transfer. The remaining $610.5 million fiscal year-end unappropriated surplus balance was carried over to the 2001 fiscal year for the General Fund. Commonwealth revenues for the 2000 fiscal year totaled $20,256.7 million, an increase of 5.4 percent over the prior fiscal year. Commonwealth tax revenues, net of an estimated $390.2 million of tax reductions, enacted with the fiscal 2000 budget, increased by 5.2 percent for the fiscal year. Including the supplemental appropriations and net of appropriation lapses, expenditures for fiscal 2000 total $19,171.0 million, a 5.7 percent increase over expenditures during fiscal 1999.

         By law, the Governor must submit a balanced operating budget and while the General Assembly may change items, the Governor retains a line-item veto power. Total appropriations cannot exceed estimated revenues, also taking into account any deficit or surplus remaining from the previous year. The General Fund budget for the 2001 fiscal year included appropriations from

Commonwealth revenues of $19,910.8 million and estimated revenues (net of estimated tax refunds and enacted tax changes) of $19,314.8 million. A draw down of the fiscal 2000 year-end unappropriated balance is intended to fund the $596.0 million difference between estimated revenues and projected spending. The level of proposed spending in the budget as enacted represents an increase of
2.5 percent over the spending authorized for fiscal 2000 of $19,426.3 million. Enacted tax changes effective for fiscal 2001 total a net reduction of $444.6 million for the General Fund.

         Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations including as of June 1, 1999, suits relating to the following matters:

          (i) In February 1999, a taxpayer filed a petition for review in the Commonwealth Court of Pennsylvania asking the court to declare that Chapter 5 (relating to Sports Facilities Financing) of the Capital Facilities Debt Enabling Act is in violation of the Pennsylvania Constitution. Commonwealth Court denied the taxpayer's motion for a preliminary injunction and the Supreme Court denied an appeal of such denial. The respondents have filed preliminary objections in the nature of a demurrer, requesting that the Court dismiss the case with prejudice. Oral arguments before the Commonwealth Court regarding the preliminary objections were scheduled for May 19, 1999.

          (ii) The American Civil Liberties Union ("ACLU") filed suit in federal court demanding additional funding for child welfare services. The Commonwealth settled a similar suit in the Commonwealth Court of Pennsylvania and is seeking the dismissal of the federal suit, among other things, because of that settlement. After its earlier denial of class certification was reversed by the Third Circuit Court of Appeals, the district court granted class certification to the ACLU, and the parties are proceeding with discovery. In July 1998, a settlement agreement was reached with the City of Philadelphia. The Commonwealth has agreed to pay $100,000 to settle plaintiffs' $1.4 million claim for attorneys' fees and to take other actions in exchange for a full and final release and dismissal of the case against the Commonwealth parties. The settlement was approved by the district court on February 1, 1999, and the case was dismissed.

          (iii) In 1987, the Supreme Court of Pennsylvania held the statutory scheme for county funding of the judicial system to be in conflict with the Constitution of the Commonwealth, but it stayed judgment pending enactment by the legislature of funding consistent with the opinion. The legislature has yet to consider legislation implementing the judgment. In 1992, a new action in mandamus was filed seeking to compel the Commonwealth to comply with the original decision. The Court issued a writ in mandamus and appointed a special master in 1996 to submit a plan for implementation, which it intended to require by January 1, 1998. In January 1997, the Court established a committee, consisting of the special master and representatives of the Executive and Legislative branches, to develop an implementation plan. An implementation plan was filed in July 1997. In April 1998, the General Assembly appropriated approximately $12 million for the funding of county court administrators, under the implementation plan. However, no legislation has been approved for the payment of Commonwealth compensation to county court administrators. In May 1998, an action was filed by the Administrative Governing Board of the First Judicial District claiming the government of the City of Philadelphia has failed to provide adequate funds for the operation of the courts of the First Judicial District. In November 1998, the First Judicial District Governing Board filed with the Supreme Court a renewed motion for entry of an order providing emergency relief, which requests the City of Philadelphia to provide funds to the First Judicial District Courts in order to maintain necessary judicial operations throughout the end of the fiscal year. Although the Supreme
               Court issued no order, the City is apparently continuing its funding of the courts.

          (iv) Litigation was filed in both state and federal court by an association of rural and small schools and several individual school districts and parents challenging the constitutionality of the Commonwealth's system for funding local school districts. The federal case has been stayed pending the resolution of the state case. A trial in the state case commenced in January 1997 and has recessed. No briefing schedule or date for oral argument has yet been set. On July 9, 1998, the state court issued an opinion dismissing the petitioners' claim in its entirety. On July 20, 1998, the petitioner filed a timely motion for post-trial relief, taking exception to the state court's findings of fact and conclusions of law. The Supreme Court, after assuming jurisdiction in the case, directed that all parties submit briefs on all issues presented in the petitioners' motion for post-trial relief.

          (v) In 1995, the Commonwealth, the Governor of Pennsylvania, the City of Philadelphia and the Mayor of Philadelphia were joined as additional respondents in an enforcement action commenced in Commonwealth Court in 1973 by the Pennsylvania Human Relations Commission against the School District of Philadelphia pursuant to the Pennsylvania Human Relations Act. The Commonwealth and the City were joined to determine their liability, if any, to pay additional costs necessary to remedy segregation-related conditions found to exist in Philadelphia public schools. In January 1997, the Pennsylvania Supreme Court ordered the parties to brief certain issues. The Supreme Court heard oral argument on the issues in February 1998 but no decision has been issued.

          (vi) In February 1997, five residents of the City of Philadelphia, joined by the City, the School District and others, filed a civil action in the Commonwealth Court for declaratory judgment against the Commonwealth and certain Commonwealth officers and officials alleging that the defendants had failed to provide an adequate quality of education in Philadelphia, as required by the Pennsylvania Constitution. In March 1998, the Commonwealth Court dismissed the case on the grounds that the issues prescribed are not justifiable. An appeal to the Supreme Court of Pennsylvania is pending.

          (vii) In April 1995, the Commonwealth reached a settlement agreement with Fidelity Bank and certain other banks with respect to the constitutional validity of the Amended Bank Shares Act and related legislation. Although this settlement agreement did not require expenditure of Commonwealth funds, the petitions of other banks are currently pending with the Commonwealth Court. In January 1998, a panel of the Commonwealth Court ruled in favor of the Commonwealth, finding no constitutional violation. Royal Bank filed exceptions, which the Commonwealth Court EN BANC denied. Royal Bank appealed to the Supreme Court and briefing has been completed. The Court has not yet scheduled oral arguments.

         (viii) Suit has been filed in state court against the State Employees' Retirement Board claiming that the use of gender district actuarial factors to compute benefits received before August 1, 1983 violates the Pennsylvania Constitution (gender-neutral factors have been used since August 1, 1983, the date on which the U.S. Supreme Court held in ARIZONA GOVERNING COMMITTEE V. NORRIS that the use of such factors violated the Federal Constitution). In 1996, the Commonwealth Court heard oral argument EN BANC, and in 1997 denied the plaintiff's motion for judgment on the pleading. The case is currently in discovery.

          (ix) In March 1997, Rite Aid of Pennsylvania, Inc. filed in the United States District Court for the Eastern District of Pennsylvania, a civil action against the Secretary of Public Welfare alleging that regulations promulgated in October 1995 governing payment rates for prescription drugs and related services provided to recipients of benefits under the Pennsylvania Medical Assistance Program violated provisions of Title XIX of the Social Security Act and regulations of the U.S. Department of Health and Human Services, as well as provisions of State law and Federal constitutional due process. In August 1998, the court declared that certain pharmacy reimbursement rates were in violation of the Medicaid Act and enjoined the Secretary from using these rates to reimburse for any prescription drugs and related services provided to Medicaid recipients on and after October 1, 1998. The Secretary filed motions for appeal and in March 1999, the U.S. Court of Appeals for the Third Circuit reversed the district court's order and remanded the case for further proceedings. The plaintiffs on April 5, 1999 filed an application for rehearing.

          (x) On March 9, 1998 several residents of the City of Philadelphia along with the School District of Philadelphia and others brought suit in the United

               States District Court for the Eastern District of Pennsylvania against the Governor, the Secretary of Education and others alleging that the defendants are violating a regulation of the U.S. Department of Education promulgated under Title VI of the Civil Rights Act of 1964 in that the Commonwealth's system for funding public schools has the effect of discrimination on the basis of race. On November 18, 1998, the district court dismissed the action with prejudice. An appeal by the plaintiffs was filed and the parties are awaiting the scheduling of oral argument.

         Although there can be no assurance that such conditions will continue, the Commonwealth's general obligation bonds are currently rated AA by S&P and A3 and A1 by Moody's and Philadelphia's and Pittsburgh's general obligation bonds are currently rated BBB and BBB, respectively, by S&P and Baa2 and Baa1, respectively, by Moody's.

         The City of Philadelphia (the "City") experienced a series of General Fund deficits for fiscal years 1988 through 1992 and, while its general financial situation has improved, the City is still seeking a long-term solution for its economic difficulties. The audited balance of the City's General Fund as of June 30, 1998 was a surplus of $169.2 million.

         In recent years an authority of the Commonwealth, the Pennsylvania Intergovernmental Cooperation Authority ("PICA"), has issued approximately $1.76 billion of special revenue bonds on behalf of the City to cover budget shortfalls, to eliminate projected deficits and to fund capital spending. As one of the conditions of issuing bonds on behalf of the City, PICA exercises oversight of the City's finances. The City is currently operating under a five year plan approved by PICA in 1996. PICA's power to issue further bonds to finance capital projects expired on December 31, 1994. PICA's authority to issue bonds to finance cash flow deficits expired on December 31, 1996, but its authority to refund existing debt will not expire. PICA had approximately $1.1 billion in special revenue bonds outstanding as of April 15, 1999.

PORTFOLIO TURNOVER

         Each Fund may sell a portfolio investment soon after its acquisition if Fleet believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by a Fund's shareholders. High portfolio turnover may result in the realization of substantial net capital gains.


                             INVESTMENT LIMITATIONS

         In addition to each Fund's investment objective as stated in the Prospectuses, the following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous").

         No Fund may:

         1. With respect to 75% of the Fund's assets, acquire more than 10% of any class of the outstanding voting securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities). This restriction does not apply to the Pennsylvania Municipal Bond Fund.

         2. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 33-1/3% of the value of the Fund's total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's total assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included for temporary liquidity or emergency purposes. All borrowings in excess of 5% of the value of a Fund's total assets will be repaid before making additional investments and any interest paid on such borrowing will reduce income.

         3. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by Investment Limitation No. 2 above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

         4. Purchase or sell real estate or real estate limited partnership interests; provided that this shall not prevent a Fund from investing in readily marketable securities of issuers which own or invest in real estate.

         5. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Funds may obtain short-term credits as necessary for the clearance of security transactions provided that the Large Cap Value Fund and Large Cap Growth Fund may make short sales of securities "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act and may maintain a short position.

         6. Act as an underwriter of securities of other issuers, except as it may be deemed an underwriter under federal securities laws in selling a security held by the Fund.

         7. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder. Under these rules and regulations, each of the Funds is prohibited, subject to certain exceptions, from acquiring the securities of other investment companies if, as a result of such acquisition, (a) such Fund owns more than 3% of the total voting stock of the company; (b) securities issued by any one investment company represent more than 5% of the total assets of such Fund; or (c) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of such Fund. These investment companies typically incur fees that are separate from those fees incurred directly by a Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

         8. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

         9. Make loans, except that a Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) engage in securities lending as described in the Prospectuses and in this Statement of Additional Information.

         10. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of each Fund's total assets. This restriction does not apply to the Pennsylvania Municipal Bond Fund.

         11. Purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities or, with respect to the Pennsylvania Municipal Bond Fund, to investments in tax-exempt securities issued by governments or political subdivisions of governments. For purposes of this limitation, (i) utility companies will be divided according to their services; for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services; for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;
              (iii) with respect to the Large Cap Value Fund and Large Cap Growth Fund only, supranational entities will be deemed to be issuers conducting their principal business activities in the same industry; and (iv) with respect to the Large Cap Value Fund and Large Cap Growth Fund only, governmental issuers within a particular country will be deemed to be conducting their principal business activities in the same industry.

         The following investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

         No Fund may:

         1. Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases; provided that this limitation does not apply to the Large Cap Growth Fund.

         2. With respect to the Pennsylvania Municipal Bond Fund only, write or purchase puts, calls, options, warrants or combinations thereof, except that the Pennsylvania Municipal Bond Fund may purchase securities subject to a stand-by commitment.

         3. With respect to the Large Cap Value Fund only, invest more than 5% of its net assets in warrants; provided that of this 5%, no more than 2% may be in warrants not listed on the New York Stock Exchange or the American Stock Exchange.

         4. Purchase or retain securities of an issuer if, to the knowledge of Galaxy, an officer, trustee, member or director of Galaxy or any investment adviser of Galaxy owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, members and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

         5.   Invest in companies for the purpose of exercising control.

         6. Invest more than 15% of the value of its net assets in illiquid securities.

         Except as stated otherwise, if a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities generally will not constitute a violation of the limitation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to borrowings, if a Fund's asset coverage at any time falls below that required by the 1940 Act, the Fund will reduce the amount of its borrowings in the manner required by the 1940 Act to the extent necessary to satisfy the asset coverage requirement.

         Each Fund may purchase Rule 144A securities. Rule 144A under the 1933 Act allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. A Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of each Fund's 15% limitation on purchases of illiquid instruments described above, Rule 144A securities will not be considered to be illiquid if Fleet has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.


                        VALUATION OF PORTFOLIO SECURITIES

VALUATION OF THE PENNSYLVANIA MUNICIPAL BOND FUND

         The assets of the Pennsylvania Municipal Bond Fund are valued for purposes of pricing sales and redemptions by an independent pricing service ("Service") approved by Galaxy's Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

VALUATION OF THE LARGE CAP VALUE FUND AND LARGE CAP GROWTH FUND

         In determining market value, the assets of the Large Cap Value Fund and Large Cap Growth Fund which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are also valued at the last sale price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities may be determined through consideration of other factors by or under the direction of Galaxy's Board of Trustees. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of valuation. Investments in debt securities with remaining maturities of 60 days or less are valued based upon the amortized cost method. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value by Fleet under the supervision of Galaxy's Board of Trustees.

         Certain of the securities acquired by the Fund may be traded on foreign exchanges or over-the-counter markets on days on which the particular Fund's net asset value is not calculated. In such cases, the net asset value of the Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares in each Fund are sold on a continuous basis by Galaxy's distributor, PFPC Distributors, Inc. ("PFPC Distributors"). PFPC Distributors is a registered broker/dealer with its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPC Distributors has agreed to use appropriate efforts to solicit all purchase orders.


                PURCHASES OF RETAIL A SHARES AND RETAIL B SHARES

GENERAL

         Investments in Retail A Shares of the Funds are subject to a front-end sales charge. Investments in Retail B Shares of the Funds are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge."

         Investors should read "Characteristics of Retail A Shares and Retail B Shares" and "Factors to Consider When Selecting Retail A Shares or Retail B Shares" below before deciding between the two.

         PFPC Distributors has established several procedures to enable different types of investors to purchase Retail A Shares and Retail B Shares of the Funds. Retail A Shares and Retail B Shares may be purchased by individuals or corporations who submit a purchase application to Galaxy, purchasing directly either for their own accounts or for the accounts of others. Retail A Shares and Retail B Shares may also be purchased by FIS Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., FleetBoston Financial Corporation, its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers on behalf of their customers. Purchases may take place only on days on which the New York Stock Exchange (the "Exchange") and, with respect to the Pennsylvania Municipal Bond Fund, the Federal Reserve Bank of New York and the principal bond markets (as recommended by the Bond Market Association) are open for business ("Business Days"). If an institution accepts a purchase order from a customer on a non-Business Day, the order will not be executed until it is received and accepted by PFPC Distributors on a Business Day in accordance with PFPC Distributors' procedures.

CUSTOMERS OF INSTITUTIONS

         Retail A Shares and Retail B Shares purchased by institutions on behalf of their customers will normally be held of record by the institution and beneficial ownership of Retail A Shares and/or Retail B Shares will be recorded by the institution and reflected in the account statements provided to its customers. Galaxy's transfer agent may establish an account of record for each customer of an institution reflecting beneficial ownership of Retail A Shares and/or Retail B Shares. Depending on the terms of the arrangement between a particular institution and Galaxy's transfer agent, confirmations of Retail A Share and/or Retail B Share purchases and redemptions and pertinent account statements will either be sent by Galaxy's transfer agent directly to a customer with a copy to the institution, or will be furnished directly to the customer by the institution. Other procedures for the purchase of Retail A Shares and Retail B Shares established by institutions in connection with the requirements of their customer accounts may apply. Customers wishing to purchase Retail A Shares and/or Retail B Shares through their institution should contact such entity directly for appropriate purchase instructions.

APPLICABLE SALES CHARGE - RETAIL A SHARES

         The public offering price for Retail A Shares of the Funds is the sum of the net asset value of the Retail A Shares purchased plus any applicable front-end sales charge as described in the applicable Prospectus. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Retail A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more. A portion of the front-end sales charge may be reallowed to broker-dealers as follows:

                                                        EQUITY FUNDS*                  BOND FUND**
                                                        -------------                  ------------

                                                        REALLOWANCE TO                REALLOWANCE TO
                                                           DEALERS                       DEALERS
                                                        -------------                  ------------
                                                          AS A % OF                     AS A % OF
                                                        OFFERING PRICE                OFFERING PRICE
AMOUNT OF TRANSACTION                                     PER SHARE                     PER SHARE
---------------------                                     ---------                     ---------
Less than $50,000                                           5.00                           4.25
$50,000 but less than $100,000                              3.75                           3.75
$100,000 but less than $250,000                             2.75                           2.75
$250,000 but less than $500,000                             2.00                           2.00
$500,000 but less than $1,000,000                           1.75                           1.75
$1,000,000 and over                                         0.00                           0.00

-----------------

*    The Equity Funds refers to the Large Cap Value Fund and Large Cap Growth
     Fund.
**   The Bond Fund refers to the Pennsylvania Municipal Bond Fund.

         The appropriate reallowance to dealers will be paid by PFPC Distributors to broker-dealer organizations which have entered into agreements with PFPC Distributors. The reallowance to dealers may be changed from time to time.

         Certain affiliates of Fleet may, at their own expense, provide additional compensation to broker-dealer affiliates of Fleet and to other unaffiliated broker-dealers whose customers purchase significant amounts of Retail A Shares of the Funds. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of Fleet's affiliates.

         In certain situations or for certain individuals, the front-end sales charge for Retail A Shares of the Funds may be waived either because of the nature of the investor or the reduced sales effort required to attract such investments. In order to receive the sales charge waiver, an investor must explain the status of his or her investment at the time of purchase. In addition to the sales charge waivers described in the applicable Prospectus, no sales charge is assessed on purchases of Retail A Shares of the Funds by the following categories of investors or in the following types of transactions:

     - purchases by directors, officers and employees of broker-dealers having agreements with PFPC Distributors pertaining to the sale of Retail A Shares to the extent permitted by such organizations;

     - purchases by current and retired members of Galaxy's Board of Trustees and members of their immediate families;

     - purchases by officers, directors, employees and retirees of FleetBoston Financial Corporation and any of its affiliates and members of their immediate families;

     - purchases by officers, directors, employees and retirees of PFPC Inc. and members of their immediate families;

     - purchases by persons who are also plan participants in any employee benefit plan which is the record or beneficial holder of Trust Shares of the Funds or any of the other portfolios offered by Galaxy;

     - purchases by institutional investors, including but not limited to bank trust departments and registered investment advisers;

     - purchases by clients of investment advisers or financial planners who place trades for their own accounts if such accounts are linked to the master accounts of such investment advisers or financial planners on the books of the broker-dealer through whom Retail A Shares are purchased; and

     - purchases by institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with Galaxy by the broker-dealer.

COMPUTATION OF OFFERING PRICE - RETAIL A SHARES

A hypothetical illustration of the computation of the offering price per share of Retail A Shares of the Funds, using (i) with respect to the Large Cap Value Fund and Large Cap Growth Fund, the value of the net assets of Class A Shares of each of the corresponding Predecessor Fund, the number of outstanding Class A Shares of each Predecessor Fund at the close of business on December 31, 2000 and the maximum front-end sales charge of 5.75% and (ii) with respect to the Pennsylvania Municipal Bond, the value and number of Retail A Shares on the date such shares are first offered to the public and the maximum front-end sales charge of 4.75%, is as follows:

                                                                 Large Cap Value              Large Cap Growth
                                                                      Fund                          Fund
                                                                      ----                          ----
Net Assets...........................................              $16,668,755                    $7,868,617

Outstanding Shares...................................                1,021,292                      708,520

Net Asset Value Per Share............................                 $16.32                        $11.11

Sales Charge (5.75% of
the offering price)..................................                  $1.00                        $0.68

Offering Price to Public.............................                 $17.32                        $11.79

                                                                     Pennsylvania
                                                                       Municipal
                                                                       Bond Fund
                                                                       ---------
Net Assets...........................................                     $10

Outstanding Shares...................................                       1

Net Asset Value Per Share............................                  $10.00

Sales Charge (4.75% of
the offering price)..................................                  $ 0.50

Offering Price to Public.............................                  $10.50

QUANTITY DISCOUNTS

         Investors may be entitled to reduced sales charges through Rights of Accumulation, a Letter of Intent or a combination of investments, as described below, even if the investor does not wish to make an investment of a size that would normally qualify for a quantity discount.

         In order to obtain quantity discount benefits, an investor must notify PFPC Distributors at the time of purchase that he or she would like to take advantage of any of the discount plans described below. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time and are subject to confirmation of an investor's holdings through a check of appropriate records. For more information about quantity discounts, please contact PFPC Distributors or your financial institution.

         RIGHTS OF ACCUMULATION. A reduced sales charge applies to any purchase of Retail A Shares of any portfolio of Galaxy that is sold with a sales charge ("Eligible Fund") where an investor's then current aggregate investment in Retail A Shares is $50,000 or more. "Aggregate investment" means the total of:
(a) the dollar amount of the then current purchase of shares of an Eligible Fund; and (b) the value (based on current net asset value) of previously purchased and beneficially owned shares of any Eligible Fund on which a sales charge has been paid. If, for example, an investor beneficially owns shares of one or more Eligible Funds with an aggregate current value of $49,000 on which a sales charge has been paid and subsequently purchases shares of an Eligible Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced to 4.50% of the offering price. Similarly, with respect to each subsequent investment, all shares of Eligible Funds that are beneficially owned by the investor at the time of investment may be combined to determine the applicable sales charge.

         LETTER OF INTENT. By completing the Letter of Intent included as part of the Account Application, an investor becomes eligible for the reduced sales charge applicable to the total number of Eligible Fund Retail A Shares purchased in a 13-month period pursuant to the terms and under the conditions set forth below and in the Letter of Intent. To compute the applicable sales charge, the offering price of Retail A Shares of an Eligible Fund on which a sales charge has been paid and that are beneficially owned by an investor on the date of submission of the Letter of Intent may be used as a credit toward completion of the Letter of Intent. However, the reduced sales charge will be applied only to new purchases.

         PFPC Inc. ("PFPC"), Galaxy's administrator, will hold in escrow Retail A Shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if an investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when the investor fulfills the terms of the Letter of Intent by purchasing the specified amount. If purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect the investor's total purchases. If total purchases are less than the amount specified, the investor will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, PFPC, as attorney-in-fact pursuant to the terms of the Letter of Intent and at PFPC Distributors' direction, will redeem an appropriate number of Retail A Shares held in escrow to realize the difference. Signing a Letter of Intent does not bind an investor to purchase the full amount indicated at the sales charge in effect at the time of signing, but an investor must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, an investor must indicate his or her intention to do so under a Letter of Intent at the time of purchase.

         QUALIFICATION FOR DISCOUNTS. For purposes of applying the Rights of Accumulation and Letter of Intent privileges described above, the scale of sales charges applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or the aggregate investments of a trustee or custodian of any qualified pension or profit-sharing plan established (or the aggregate investment of a trustee or other fiduciary) for the benefit of the persons listed above.

         REINSTATEMENT PRIVILEGE. Investors may reinvest all or any portion of their redemption proceeds in Retail A Shares of the Funds or in Retail A Shares of another portfolio of Galaxy within 90 days of the redemption trade date without paying a sales load. Retail A Shares so reinvested will be purchased at a price equal to the net asset value next determined after Galaxy's transfer agent receives a reinstatement request and payment in proper form.

         Investors wishing to exercise this Privilege must submit a written reinstatement request to PFPC as transfer agent stating that the investor is eligible to use the Privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions on the number of times an investor may use this Privilege.

         Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemptions for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under the Code's "wash sale" rules.

         GROUP SALES. Members of qualified groups may purchase Retail A Shares of the Funds at the following group sales rates:

                                                                                                       REALLOWANCE
                                                                  TOTAL SALES CHARGE                   TO DEALERS
                                                    -------------------------------------------        ----------
                                                         AS A % OF              AS A % OF               AS A % OF
NUMBER OF QUALIFIED                                    OFFERING PRICE        NET ASSET VALUE         OFFERING PRICE
GROUP MEMBERS                                            PER SHARE              PER SHARE               PER SHARE
---------------------                                    ---------              ---------               ---------
50,000 but less than 250,000 ............                   3.00                   3.09                   3.00
250,000 but less than 500,000 ...........                   2.75                   2.83                   2.75
500,000 but less than 750,000 ...........                   2.50                   2.56                   2.50
750,000 and over ........................                   2.00                   2.04                   2.00

         To be eligible for the discount, a group must meet the requirements set forth below and be approved in advance as a qualified group by PFPC Distributors. To receive the group sales charge rate, group members must purchase Retail A Shares directly from PFPC Distributors in accordance with any of the procedures described in the Prospectus. Group members must also ensure that their qualified group affiliation is identified on the purchase application.

         A qualified group is a group that (i) has at least 50,000 members, (ii) was not formed for the purpose of buying Fund shares at a reduced sales charge,
(iii) within one year of the initial member purchase, has at least 1% of its members invested in the Funds or any of the other investment portfolios offered by Galaxy, (iv) agrees to include Galaxy sales material in publications and mailings to members at a reduced cost or no cost, and (v) meets certain other uniform criteria. PFPC Distributors may request periodic certification of group and member eligibility. PFPC Distributors reserves the right to determine whether a group qualifies for a quantity discount and to suspend this offer at any time.

APPLICABLE SALES CHARGE - RETAIL B SHARES

         The public offering price for Retail B Shares of the Funds is the net asset value of the Retail B Shares purchased. Although investors pay no front-end sales charge on purchases of Retail B Shares, such Shares are subject to a contingent deferred sales charge at the rates set forth in the applicable Prospectus if they are redeemed within six years of purchase with respect to Retail B Shares acquired in connection with the Reorganization or within seven years of purchase with respect to Retail B Shares purchased after the Reorganization. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from PFPC Distributors in connection with sales of Retail B Shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Retail A Shares. Certain affiliates of Fleet may, at their own expense, provide additional compensation to broker-dealer affiliates of Fleet and to unaffiliated broker-dealers whose customers purchase significant amounts of Retail B Shares of a Fund. See "Applicable Sales Charge -- Retail A Shares." The contingent deferred sales charge on Retail B Shares is based on the lesser of the net asset value of the Shares on the redemption date or the original cost of the Shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of an investor's Retail B Shares. In addition, a contingent deferred sales charge will not be assessed on Retail B Shares purchased through reinvestment of dividends or capital gains distributions.

         The proceeds from the contingent deferred sales charge that an investor may pay upon redemption go to PFPC Distributors, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Retail B Shares.

         EXEMPTIONS FROM THE CONTINGENT DEFERRED SALES CHARGE. Certain types of redemptions may also qualify for an exemption from the contingent deferred sales charge. In addition to the sales charge exemptions described in the applicable Prospectus, the contingent deferred sales charge with respect to Retail B Shares is not assessed on: (i) redemptions in connection with required (or, in some cases, discretionary) distributions to participants or beneficiaries of an employee pension, profit-sharing or other trust or qualified retirement or Keogh plan, individual retirement account or custodial account maintained pursuant to
Section 403(b)(7) of the Code; (ii) redemptions in connection with required (or, in some cases, discretionary) distributions to participants in qualified retirement or Keogh plans, individual retirement accounts or custodial accounts maintained pursuant to Section 403(b)(7) of the Code due to death, disability or the attainment of a specified age; (iii) redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the aggregate net asset value of Retail B Shares held in the account is less than the minimum account size; (iv) redemptions in connection with the combination of the Fund with any other investment company registered under the 1940 Act by merger, acquisition of assets, or by any other transaction; (v) redemptions resulting from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code; or (vi) any redemption of Retail B Shares held by investors, provided the investor was the beneficial owner of shares of the Fund (or any of the other portfolios offered by Galaxy or otherwise advised by Fleet or its affiliates) before December 1, 1995. In addition to the foregoing exemptions, no contingent deferred sales charge will be imposed on redemptions made pursuant to the Systematic

Withdrawal Plan, subject to the limitations set forth under "Investor
Programs -- Retail A Shares and Retail B Shares -- Automatic Investment Program and Systematic Withdrawal Plan" below.

CHARACTERISTICS OF RETAIL A SHARES AND RETAIL B SHARES

         The primary difference between Retail A Shares and Retail B Shares lies in their sales charge structures and distribution/shareholder servicing expenses. An investor should understand that the purpose and function of the sales charge structures and distribution/shareholder servicing arrangements for both Retail A Shares and Retail B Shares of a Fund are the same.

         Retail A Shares of the Funds are sold at their net asset value plus a front-end sales charge of up to 5.75% with respect to the Large Cap Value Fund and Large Cap Growth Fund and up to 4.75% with respect to the Pennsylvania Municipal Bond Fund. This front-end sales charge may be reduced or waived in some cases. See the applicable Prospectus and "Applicable Sales Charge -- Retail A Shares" and "Quantity Discounts" above. Retail A Shares of the Funds are currently subject to ongoing distribution fees at an annual rate of up to 0.50% of each Fund's average daily net assets attributable to its Retail A Shares. The Large Cap Value Fund and Large Cap Growth Fund do not intend to pay more than 0.30%, and the Pennsylvania Municipal Bond Fund does not intend to pay more than 0.15%, in distribution fees with respect to Retail A Shares during the current fiscal year.

         Retail B Shares of the Funds are sold at net asset value without an initial sales charge. Normally, however, a deferred sales charge is paid if the Shares are redeemed (i) within six years of purchase if the Retail B Shares were acquired in connection with the Reorganization or (ii) within seven years of purchase if the Retail B Shares were purchased after the Reorganization. See the applicable Prospectus and "Applicable Sales Charge -- Retail B Shares" above. Retail B Shares of the Funds are currently subject to ongoing distribution and shareholder servicing fees at an annual rate of up to 1.15% of each Fund's average daily net assets attributable to its Retail B Shares. The Large Cap Value Fund and Large Cap Growth Fund do not intend to pay more than 0.95% in distribution and service fees during the current fiscal year and the Pennsylvania Municipal Bond Fund does not intend to pay more than 0.80% in distribution and service fees during the current fiscal year. These ongoing fees, which are higher than those charged on Retail A Shares, will cause Retail B Shares to have a higher expense ratio and pay lower dividends than Retail A Shares.

         Eight years after purchase, Retail B Shares of a Fund will convert automatically to Retail A Shares of such Fund. The purpose of the conversion is to relieve a holder of Retail B Shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow PFPC Distributors to recover approximately the amount it would have received if a front-end sales charge had been charged. The conversion from Retail B Shares to Retail A Shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Retail A Shares as he or she had of Retail B Shares. The conversion occurs eight years after the beginning of the calendar month in which the Shares are purchased. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Retail B Shares, although they will be subject to the distribution fees borne by Retail A Shares.

         Retail B Shares acquired through a reinvestment of dividends or distributions (as discussed under "Applicable Sales Charge -- Retail B Shares") are also converted at the earlier of two dates - eight years after the beginning of the calendar month in which the reinvestment occurred or the date of conversion of the most recently purchased Retail B Shares that were not acquired through reinvestment of dividends or distributions. For example, if an investor makes a one-time purchase of Retail B Shares of a Fund, and subsequently acquires additional Retail B Shares of such Fund only through reinvestment of dividends and/or distributions, all of such investor's Retail B Shares in the Fund, including those acquired through reinvestment, will convert to Retail A Shares of the Fund on the same date.

FACTORS TO CONSIDER WHEN SELECTING RETAIL A SHARES OR RETAIL B SHARES

         Investors deciding whether to purchase Retail A Shares or Retail B Shares of a Fund should consider whether, during the anticipated periods of their investments in the Fund, the accumulated distribution and shareholder servicing fees and potential contingent deferred sales charge on Retail B Shares prior to conversion would be less than the initial sales charge and accumulated distribution fees on Retail A Shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Retail A Shares. In this regard, to the extent that the sales charge for Retail A Shares is waived or reduced by one of the methods described above, investments in Retail A Shares become more desirable. An investment of $250,000 or more in Retail B Shares would not be in most shareholders' best interest. Shareholders should consult their financial advisers and/or brokers with respect to the advisability of purchasing Retail B Shares in amounts exceeding $250,000.

         Although Retail A Shares are subject to a distribution fee, they are not subject to the higher distribution and shareholder servicing fee applicable to Retail B Shares. For this reason, Retail A Shares can be expected to pay correspondingly higher dividends per Share. However, because initial sales charges are deducted at the time of purchase, purchasers of Retail A Shares (that do not qualify for exemptions from or reductions in the initial sales charge) would have less of their purchase price initially invested in these Funds than purchasers of Retail B Shares in the Funds.

         As described above, purchasers of Retail B Shares will have more of their initial purchase price invested. Any positive investment return on this additional invested amount would partially or wholly offset the expected higher annual expenses borne by Retail B Shares. Because a Fund's future returns cannot be predicted, there can be no assurance that this will be the case. Holders of Retail B Shares would, however, own shares that are subject to a contingent deferred sales charge of up to 5.00% (5.50% with respect to Retail B Shares acquired in connection with the Reorganization) upon redemption, depending upon the year of redemption. Investors expecting to redeem during this period should compare the cost of the contingent deferred sales charge plus the aggregate distribution and shareholder servicing fees on Retail B Shares to the cost of the initial sales charge and distribution fees on Retail A Shares. Over time, the expense of the annual distribution and shareholder servicing fees on Retail B Shares may equal or exceed the initial sales charge and annual distribution fee applicable to Retail A Shares. For example, if net asset value remains constant, the aggregate distribution and shareholder servicing fees with respect to Retail B Shares of a Fund would equal or exceed the initial sales charge and aggregate distribution fees of Retail A Shares approximately eight years after the purchase. In order to reduce such fees for investors that hold Retail B Shares for more than eight years, Retail B Shares will be automatically converted to Retail A Shares as described above at the end of such eight-year period.

                            PURCHASES OF TRUST SHARES

         Trust Shares are sold to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of FleetBoston Corporation, and, with respect to the Large Cap Value Fund and Large Cap Growth Fund, to participants in employer-sponsored defined contribution plans (such institutions and plans referred to herein collectively as "Institutions"). Trust Shares sold to such investors ("Customers") will be held of record by Institutions. Purchases of Trust Shares will be effected only on days on which PFPC Distributors, the Exchange and, in the case of the Pennsylvania Municipal Bond Fund, the Federal Reserve Bank of New York and the principal bond markets (as recommended by the Bond Market Association), and the purchasing Institution are open for business ("Trust Business Days"). If an Institution accepts a purchase order from its Customer on a non-Trust Business Day, the order will not be executed until it is received and accepted by PFPC Distributors on a Trust Business Day in accordance with the foregoing procedures.

                           OTHER PURCHASE INFORMATION

         On a Business Day or a Trust Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which purchase orders must be received in order to be processed on that Business Day or Trust Business Day.

                                   REDEMPTIONS

         Redemption orders are effected at the net asset value per share next determined after receipt of the order by PFPC Distributors. On a Business Day or Trust Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day or Trust Business Day. Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. Proceeds from redemptions of Retail B Shares of a Fund will be reduced by the amount of any applicable contingent deferred sales charge. Galaxy reserves the right to transmit redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

         If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, Galaxy may make payment wholly or partly in securities or other property. Such redemptions will only be made in "readily marketable" securities. In such an event, a shareholder would incur transaction costs in selling the securities or other property. However, Galaxy has filed an election with the SEC to pay in cash all redemptions requested by a shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment cannot be revoked without the prior approval of the SEC.

         Galaxy may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as defined by the rules and regulations of the SEC exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.

                                INVESTOR PROGRAMS

         The following information supplements the description in the applicable Prospectuses as to various Investor Programs available to holders of Retail A Shares and Retail B Shares.

EXCHANGE PRIVILEGE -- RETAIL A SHARES AND RETAIL B SHARES

         The minimum initial investment to establish an account in another Fund or portfolio by exchange is $2,500, unless (i) the Retail A Shares or Retail B Shares being redeemed were purchased through a registered representative who is a Fleet Bank employee, in which event there is no minimum investment requirement, or (ii) at the time of the exchange the investor elects, with respect to the Fund or portfolio into which the exchange is being made, to participate in Galaxy's Automatic Investment Program, in which event there is no minimum initial investment requirement, or in Galaxy's College Investment Program, in which event the minimum initial investment is generally $100.

         An exchange involves a redemption of all or a portion of the Retail A Shares or Retail B Shares of a Fund and the investment of the redemption proceeds in Retail A Shares or Retail B Shares of another Fund. The redemption will be made at the per share net asset value next determined after the exchange request is received. The shares of a Fund or portfolio to be acquired will be purchased at the per share net asset value next determined after acceptance of the exchange request, plus any applicable sales charge.

         Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in any of the Funds. For further information regarding Galaxy's exchange privilege, investors should call PFPC, Galaxy's transfer agent, at 1-877-BUY-GALAXY (1-877-289-4252). Customers of institutions should call their institution for such information. Investors exercising the exchange privilege into other portfolios should request and review these portfolios' prospectuses prior to making an exchange. Telephone 1-877-BUY-GALAXY (1-877-289-4252) for a prospectus or to make an exchange.

         In order to prevent abuse of this privilege to the disadvantage of other shareholders, Galaxy reserves the right to terminate the exchange privilege of any shareholder who requests more than three exchanges a year. Galaxy will determine whether to do so based on a consideration of both the number of exchanges that any particular shareholder or group of shareholders has requested and the time period over which their exchange requests have been made, together with the level of expense to Galaxy which will result from effecting additional exchange requests. The exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination will be given to shareholders except where notice is not required under the regulations of the SEC.

         For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences.

RETIREMENT PLANS

         Retail A Shares and Retail B Shares of the Large Cap Value Fund and Large Cap Growth Fund are available for purchase in connection with the following tax-deferred prototype retirement plans:

         INDIVIDUAL RETIREMENT ARRANGEMENTS ("IRAS") (including traditional, Roth and Education IRAs and "roll-overs" from existing retirement plans), a retirement-savings vehicle for qualifying individuals. The minimum initial investment for an IRA account is $500 (including a spousal account).

         SIMPLIFIED EMPLOYEE PENSION PLANS ("SEPS"), a form of retirement plan for sole proprietors, partnerships and corporations. The minimum initial investment for a SEP account is $500.

         MULTI-EMPLOYEE RETIREMENT PLANS ("MERPS"), a retirement vehicle established by employers for their employees which is qualified under Section 401(k) and 403(b) of the Code. The minimum initial investment for a MERP is $500.

         KEOGH PLANS, a retirement vehicle for self-employed individuals. The minimum initial investment for a Keogh Plan is $500.

         Detailed information concerning eligibility and other matters related to these plans and the form of application is available from PDI (call 1-877-BUY-GALAXY (1-877-289-4252)) with respect to IRAs, SEPs and Keogh Plans and from Fleet Securities, Inc. (call 1-800-221-8210) with respect to MERPs.

AUTOMATIC INVESTMENT PROGRAM AND SYSTEMATIC WITHDRAWAL PLAN -- RETAIL A SHARES AND RETAIL B SHARES

         The Automatic Investment Program permits an investor to purchase Retail A Shares or Retail B Shares of a Fund each month or each quarter. Provided an investor's financial institution allows automatic withdrawals, shares are purchased by transferring funds from the investor's checking, bank money market, NOW or savings account designated by the investor. The account designated will be debited in the specified amount, and Retail A Shares or Retail B Shares will be purchased, on a monthly or quarterly basis, on any Business Day designated by the investor. If the designated day falls on a weekend or holiday, the purchase will be made on the Business Day closest to the designated day. Only an account maintained at a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

         The Systematic Withdrawal Plan permits an investor to automatically redeem Retail A Shares or Retail B Shares on a monthly, quarterly, semi-annual, or annual basis on any Business Day designated by an investor, if the account has a starting value of at least $10,000. If the designated day falls on a weekend or holiday, the redemption will be made on the Business Day closest to the designated day. Proceeds of the redemption will be sent to the shareholder's address of record or financial institution within three Business Days of the redemption. If redemptions exceed purchases and dividends, the number of shares in the account will be reduced. Investors may terminate the Systematic Withdrawal Plan at any time upon written notice to PFPC, Galaxy's transfer agent (but not less than five days before a payment date). There is no charge for this service. Purchases of additional Retail A Shares concurrently with withdrawals are ordinarily not advantageous because of the sales charge involved in the additional purchases. No contingent deferred sales charge will be assessed on redemptions of Retail B Shares of Fund made through the Systematic Withdrawal Plan that do not exceed 12% of an account's net asset value on an annualized basis. For example, monthly, quarterly and semi-annual Systematic Withdrawal Plan redemptions of Retail B Shares will not be subject to the contingent deferred sales charge if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. Systematic Withdrawal Plan redemptions of Retail B Shares in excess of this limit are still subject to the applicable contingent deferred sales charge.

PAYROLL DEDUCTION PROGRAM -- RETAIL A SHARES AND RETAIL B SHARES

         To be eligible for the Payroll Deduction Program, the payroll department of an investor's employer must have the capability to forward transactions directly through the ACH, or indirectly through a third party payroll processing company that has access to the ACH. An investor must complete and submit a Galaxy Payroll Deduction Application to his or her employer's payroll department, which will arrange for the specified amount to be debited from the investor's paycheck each pay period. Retail A Shares or Retail B Shares of Galaxy will be purchased within three days after the debit occurred. If the designated day falls on a weekend or non-Business Day, the purchase will be made on the Business Day closest to the designated day. An investor should allow between two to four weeks for the Payroll Deduction Program to be established after submitting an application to the employer's payroll department.

COLLEGE INVESTMENT PROGRAM -- RETAIL A SHARES AND RETAIL B SHARES

         Galaxy reserves the right to redeem accounts participating in the College Investment Program involuntarily, upon 60 days' written notice, if the account's net asset value falls below the applicable minimum initial investment as a result of redemptions. Investors participating in the College Investment Program will receive consolidated monthly statements of their accounts. Detailed information concerning College Investment Program accounts and applications may be obtained from PDI (call 1-877-BUY-GALAXY (1-877-289-4252)).

DIRECT DEPOSIT PROGRAM -- RETAIL A SHARES AND RETAIL B SHARES

         Death or legal incapacity will terminate an investor's participation in the Direct Deposit Program. An investor may elect at any time to terminate his or her participation by notifying in writing the Social Security Administration. Further, Galaxy may terminate an investor's participation upon 30 days' notice to the investor.

                                      TAXES

IN GENERAL

         Each Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of the Code and to distribute out its income to shareholders each year, so that each Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

         A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

         The Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back up withholding when required to do so or that he or she is an "exempt recipient."

         Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Funds on December 31 of such year if such dividends are actually paid during January of the following year.

         It is the policy of the Pennsylvania Municipal Bond Fund to pay dividends with respect to each taxable year equal to at least the sum of 90% of its net exempt-interest income and 90% of its investment company taxable income, if any. Dividends derived from exempt-interest income ("exempt-interest dividends") may be treated by a Fund's shareholders as items of interest excludable from their gross income under Section 103(a) of the Code unless, under the circumstances applicable to a particular shareholder, exclusion would be disallowed.

         An investment in any one Fund is not intended to constitute a balanced investment program. Shares of the Pennsylvania Municipal Bond Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would the shareholder not gain any additional benefit from the Funds' dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed. In addition, the Pennsylvania Municipal Bond Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by "private activity bonds" or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or
(iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

         In order for the Pennsylvania Municipal Bond Fund to pay exempt-interest dividends for any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of a Fund's portfolio must consist of exempt-interest obligations. Within 60 days after the close of its taxable year, each Fund will notify its shareholders of the portion of the dividends paid by the Fund which constitutes exempt-interest dividends with respect to such taxable year. However, the aggregate amount of dividends so designated by a Fund cannot exceed the excess of the amount of interest exempt from tax under
Section 103 of the Code received by the Fund over any amounts disallowed as deductions under Section 265 and 171(a)(2) of the Code. The percentage of total dividends paid by a Fund with respect to any taxable year that qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund for such year.

STATE AND LOCAL

         Exempt-interest dividends and other distributions paid by the Pennsylvania Municipal Bond Fund may be taxable to shareholders under state or local law as dividend income, even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

         Depending upon the extent of Galaxy's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws. Under state or local law, distributions of net investment income may be taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

         The tax principles applicable to certain financial instruments and futures contracts and options that may be acquired by the Funds are complex and, in some cases, uncertain. Such investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

MISCELLANEOUS

         Shareholders will be advised annually as to the federal income tax consequences and, with respect to shareholders of the Pennsylvania Municipal Bond Fund, Pennsylvania state income tax consequences of distributions made each year.

                              TRUSTEES AND OFFICERS

         The business and affairs of the Funds are managed under the direction of Galaxy's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust. The trustees and executive officers of Galaxy, their addresses, principal occupations during the past five years, and other affiliations are as follows:

                                         Positions                  Principal Occupation
                                         with The                   During Past 5 Years
Name and Address and Age                 Galaxy Fund                and Other Affiliations
------------------------                 -----------                ----------------------
Dwight E. Vicks, Jr.                     Chairman & Trustee         Chairman, Treasurer & Director, Vicks
Vicks Lithograph &                                                  Lithograph & Printing Corporation (book
  Printing Corporation                                              manufacturing); Director, Utica First
Commercial Drive                                                    Insurance Company; Trustee, Savings
P.O. Box 270                                                        Bank of Utica; Director, Monitor Life
Yorkville, NY 13495                                                 Insurance Company; Director, Commercial
Age 67                                                              Travelers Mutual Insurance Company;
                                                                    Trustee, The Galaxy VIP Fund; Trustee,
                                                                    Galaxy Fund II.

John T. O'Neill(1)                       President, Treasurer       Private Investor; Executive Vice President
28 Narragansett Bay Avenue               & Trustee                  and CFO, Hasbro, Inc. (toy and game
Warwick, RI  02889                                                  manufacturer) until December 1999; Trustee,
Age 56                                                              The Galaxy VIP Fund; Trustee, Galaxy Fund II.

Louis DeThomasis                         Trustee                    President, Saint Mary's University of
Saint Mary's University                                             Minnesota; Director, Bright Day Travel,
  of Minnesota                                                      Inc.; Trustee, Religious Communities Trust;
Winona, MN 55987                                                    Trustee, The Galaxy VIP Fund; Trustee,
Age 60                                                              Galaxy Fund II.

Donald B. Miller                         Trustee                    Chairman, Horizon Media, Inc. (broadcast
10725 Quail Covey Road                                              services); Director/Trustee, Lexington
Boynton Beach, FL 33436                                             Funds; Trustee, Keuka College; Trustee,
Age 75                                                              The Galaxy VIP Fund; Trustee, Galaxy Fund II.

                                         Positions                  Principal Occupation
                                         with The                   During Past 5 Years
Name and Address and Age                 Galaxy Fund                and Other Affiliations
------------------------                 -----------                ----------------------
Kenneth A. Froot                         Trustee                    Professor of Finance, Harvard University;
Harvard Business School                                             Trustee, The Galaxy VIP Fund; Trustee,
Soldiers Field                                                      Galaxy Fund II
Boston, MA  02163
Age 43

James M. Seed                            Trustee                    President, The Astra Ventures, Incorporated
The Astra Ventures, Inc.                                            (oil and gas exploration; private equity);
70 South Main Street                                                President, The Astra Projects, Incorporated
Providence, RI 02903-2907                                           (land development); Chairman, Fischer-Watt
Age 59                                                              Gold Co.; Commissioner, Rhode Island State
                                                                    Investment Commission; Trustee, The Galaxy
                                                                    VIP Fund; Trustee, Galaxy Fund II.

W. Bruce McConnel                        Secretary                  Partner of the law firm Drinker Biddle &
One Logan Square                                                    Reath LLP, Philadelphia, Pennsylvania.
18th and Cherry Streets
Philadelphia, PA 19103
Age 58

William Greilich                         Vice President             Vice President, PFPC Inc., 1991-96; Vice
PFPC Inc.                                                           President and Division Manager, PFPC Inc.,
4400 Computer Drive                                                 1996 to present.
Westborough, MA 01581-5108
Age 47

--------------------------------

1. May be deemed to be an "interested person" within the definition set forth in Section 2(a)(19) of the 1940 Act.

         Effective September 8, 2000, each trustee receives an annual aggregate fee of $54,000 for his services as a trustee of Galaxy, The Galaxy VIP Fund ("Galaxy VIP") and Galaxy Fund II ("Galaxy II") (collectively, the "Trusts"), plus an additional $4,000 for each in-person Galaxy Board meeting attended and $1,500 for each in-person Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy meeting, and is reimbursed for expenses incurred in attending all meetings. Each trustee also receives $750 for each telephone Board meeting in which the trustee participates, $1,000 for each in-person Board committee meeting attended and $500 for each telephone Board committee meeting in which the trustee participates.

The Chairman of the Boards of the Trusts is entitled to an additional annual aggregate fee in the amount of $4,000, and the President and Treasurer of the Trusts is entitled to an additional annual aggregate fee of $2,500 for their services in these respective capacities. The foregoing trustees' and officers' fees are allocated among the portfolios of the Trusts based on their relative net assets. For the period May 28, 1999 until September 7, 2000, each trustee was entitled to receive an annual aggregate fee of $45,000 for his services as a trustee of the Trusts, plus an additional $3,500 for each in-person Galaxy Board meeting attended, with all other fees being those currently in effect. Prior to May 28, 1999, each trustee was entitled to receive an annual aggregate fee of $40,000 for his services as a trustee of the Trusts, plus an additional $2,500 for each in-person Galaxy Board meeting attended, with all other fees being those currently in effect.

         Effective March 1, 1996, each trustee became entitled to participate in The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II Deferred Compensation Plans (the "Original Plans"). Effective January 1, 1997, the Original Plans were merged into The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (together with the Original Plans, the "Plan"). Under the Plan, a trustee may elect to have his deferred fees treated as if they had been invested by the Trusts in the shares of one or more portfolios in the Trusts, or other types of investment options, and the amount paid to the trustees under the Plan will be determined based upon the performance of such investments. Deferral of trustees' fees will have no effect on a portfolio's assets, liabilities, and net income per share, and will not obligate the Trusts to retain the services of any trustee or obligate a portfolio to any level of compensation to the trustee. The Trusts may invest in underlying securities without shareholder approval.

         No employee of PFPC receives any compensation from Galaxy for acting as an officer. No person who is an officer, director or employee of Fleet, or any of its affiliates, serves as a trustee, officer or employee of Galaxy. The trustees and officers of Galaxy own less than 1% of its outstanding shares.

         The following chart provides certain information about the fees received by Galaxy's trustees in the fiscal year ended October 31, 2000.

============================== ===================== ====================== =======================
                                                          Pension or
                                                      Retirement Benefits     Total Compensation
                                     Aggregate          Accrued as Part        from Galaxy and
                                 Compensation from          of Fund          Fund Complex** Paid
   Name of Person/Position             Galaxy              Expenses               to Trustees
   -----------------------             ------              --------               -----------
------------------------------ --------------------- ---------------------- -----------------------
Bradford S. Wellman*
Trustee                               $55,366                None                  $59,750
------------------------------ --------------------- ---------------------- -----------------------
Dwight E. Vicks, Jr.
Chairman and Trustee                  $60,000                None                  $64,750
------------------------------ --------------------- ---------------------- -----------------------
Donald B. Miller***
Trustee                               $56,293                None                  $60,750
------------------------------ --------------------- ---------------------- -----------------------
Rev. Louis DeThomasis
Trustee                               $55,366                None                  $59,750
------------------------------ --------------------- ---------------------- -----------------------
John T. O'Neill
President, Treasurer
And Trustee                           $57,683                None                  $62,250
------------------------------ --------------------- ---------------------- -----------------------
James M. Seed***
Trustee                               $56,293                None                  $60,750
------------------------------ --------------------- ---------------------- -----------------------
Kenneth A. Froot****
Trustee                                  0                   None                     0
============================== ===================== ====================== =======================

-------------

* Mr. Wellman resigned as trustee of Galaxy, The Galaxy VIP Fund and Galaxy Fund II on December 14, 2000. He currently serves as an emeritus trustee of Galaxy, The Galaxy VIP Fund and Galaxy Fund II and receives the same meeting fees as the trustees and reimbursement for expenses incurred in attending meetings.

** The "Fund Complex" consists of Galaxy, The Galaxy VIP Fund and Galaxy Fund II which comprised a total of 50 separate portfolios as of October 31, 2000.

*** Deferred compensation (including interest) in the amounts of $99,047 and $110,100 accrued during Galaxy's fiscal year ended October 31, 2000 for Messrs. Miller and Seed, respectively.

**** Mr. Froot was appointed a trustee of Galaxy, The Galaxy VIP and Galaxy Fund
     II on December 15, 2000 and, accordingly, received no compensation from Galaxy or the Fund Complex for the most recently completed fiscal year.

SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, Galaxy's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of Galaxy, and that every note, bond, contract, order or other undertaking made by Galaxy shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions outside such capacity or some other reason. The Declaration of Trust also provides that Galaxy shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Galaxy, and shall satisfy any judgment thereon. Thus, the risk of shareholder liability is limited to circumstances in which Galaxy itself would be unable to meet its obligations.

         The Declaration of Trust states further that no trustee, officer or agent of Galaxy shall be personally liable for or on account of any contract, debt, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of Galaxy; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or Galaxy shall look solely to the trust property for payment.

         With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Board of Trustees shall indemnify representatives and employees of Galaxy to the same extent to which they themselves are entitled to indemnification.

                               INVESTMENT ADVISER

         Fleet serves as investment adviser to the Funds. In its advisory agreement, Fleet has agreed to provide investment advisory services to the Funds as described in the Prospectuses. Fleet has also agreed to pay all expenses incurred by it in connection with its activities under the advisory agreement other than the cost of securities (including brokerage commissions) purchased for the Funds. See "Expenses" below.

         For the services provided and expenses assumed, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of each Fund.

         The advisory agreement provides that Fleet shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of its duties under the advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Fleet in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Unless sooner terminated, the advisory agreement will continue in effect with respect to a particular Fund from year to year as long as such continuance is approved at least annually: (i) by the vote of a majority of trustees who are not parties to such advisory agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by Galaxy's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund. The term "majority of the outstanding shares of such Fund" means, with respect to approval of an advisory agreement, the vote of the lesser of: (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

         The advisory agreement may be terminated by Galaxy or by Fleet on sixty days' written notice, and will terminate immediately in the event of its assignment.

         Prior to March 1, 2001, Summit Bank Investment Management Division, a division of Summit Bank ("Summit Bank"), served as the investment adviser to the Predecessor Funds. Summit Bank was a wholly-owned subsidiary of Summit Bancorp. On March 1, 2001, FleetBoston Financial Corporation, Fleet's parent corporation, acquired Summit Bancorp and thereafter, Fleet succeeded Summit Bank as the investment adviser to the Funds.

         Summit Bank served as investment adviser to the Predecessor Funds pursuant to an investment advisory agreement dated ______, 2001 (the "Prior Agreement"). Pursuant to the terms of the Prior Agreement, Summit Bank was entitled to receive fees, accrued daily and paid monthly, at the following annual rates: (i) with respect to the Predecessor Funds of the Large Cap Value Fund and Large Cap Growth Fund, 0.75% of the average daily net assets of each Fund; and (ii) with respect to the Predecessor Fund of Pennsylvania Municipal Bond Fund, 0.60% of the average daily net assets of the Fund. In addition, Summit Bank waived investment advisory fees and/or reimbursed expenses to help the Predecessor Funds maintain competitive expense ratios.

         During the fiscal years ended December 31, 2000, 1999 and 1998, each Predecessor Fund paid advisory fees to Summit Bank as set forth below:

                                                        FEES PAID FOR THE
                                                  FISCAL YEAR ENDED DECEMBER 31:
FUND                                           2000            1999            1998
                                               ----            ----            ----
Large Cap Value Fund                        $2,083,316      $1,948,639      $1,184,685
Large Cap Growth Fund                       $2,356,771      $1,552,926      $ 903,953
Pennsylvania Municipal Bond Fund            $ 109,613       $ 162,390       $ 176,873

         During the fiscal years ended December 31, 2000, 1999 and 1998, Summit Bank waived advisory fees with respect to the Predecessor Funds as set forth below:

                                                       FEES WAIVED FOR THE
                                                  FISCAL YEAR ENDED DECEMBER 31:
FUND                                            2000             1999           1998
                                                ----             ----           ----
Large Cap Value Fund                         $ 232,053         $351,110       $666,888
Large Cap Growth Fund                        $ 248,687         $280,079       $493,857
Pennsylvania Municipal Bond Fund             $  58,232         $ 50,876       $ 64,111

                                  ADMINISTRATOR

         PFPC, Inc. ("PFPC") (formerly known as First Data Investor Services Group, Inc.), located at 4400 Computer Drive, Westborough, Massachusetts 01581-5108, serves as the Funds' administrator. PFPC is a majority-owned subsidiary of PNC Financial Services Group.

         PFPC generally assists the Funds in their administration and operation. PFPC also serves as administrator to the other portfolios of Galaxy. For the services provided to the Funds, PFPC is entitled to receive administration fees based on the combined average daily net assets of the Funds and the other portfolios offered by Galaxy, computed daily and paid monthly, at the following annual rates:

                  COMBINED AVERAGE DAILY NET ASSETS           ANNUAL RATE
                  ---------------------------------           -----------
                  Up to $2.5 billion ..................          0.090%
                  From $2.5 to $5 billion .............          0.085%
                  From $5 to $12 billion ..............          0.075%
                  From $12 to $15 billion .............          0.065%
                  From $15 to $18 billion .............          0.060%
                  From $18 to $21 billion .............         0.0575%
                  From $21 billion to $30 billion .....         0.0525%
                  Over $30 billion ....................         0.0500%

In addition, PFPC also receives a separate annual fee from each Galaxy portfolio for certain fund accounting services. From time to time, PFPC may waive voluntarily all or a portion of the administration fees payable to it by the Funds.

         Under the administration agreement between Galaxy and PFPC (the "Administration Agreement"), PFPC has agreed to maintain office facilities for Galaxy, furnish Galaxy with statistical and research data, clerical, accounting, and bookkeeping services, certain other services such as internal auditing services required by Galaxy, and compute the net asset value and net income of the Funds. PFPC prepares the Funds' annual and semi-annual reports to the SEC, federal and state tax returns, and filings with state securities commissions, arranges for and bears the cost of processing share purchase and redemption orders, maintains the Funds' financial accounts and records, and generally assists in all aspects of Galaxy's operations. Unless otherwise terminated, the Administration Agreement will remain in effect until May 31, 2004 and thereafter will continue from year to year upon annual approval of Galaxy's Board of Trustees.

         Prior to the Reorganization, SEI Investments Mutual Funds Services ("SEI") served as the administrator to the Predecessor Funds. For its services, SEI received a fee, calculated daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of The Pillar Funds (other than the Institutional Select Money Market Fund and U.S. Treasury Securities Plus Money Market Fund): 0.20% of the first $3.5 billion of aggregate net assets; 0.16% of the next $1.5 billion of aggregate net assets; 0.14% of the next $1.5 billion of aggregate net assets; and 0.12% of aggregate net assets in excess of $6.5 billion.

         During the fiscal years ended December 31, 2000, 1999 and 1998, SEI received administration fees from the Predecessor Funds as set forth below:

                                             FOR THE FISCAL YEAR ENDED DECEMBER 31:
FUND                                         2000             1999              1998
----                                         ----             ----              ----
Large Cap Value Fund                       $608,409         $613,273          $493,758
Large Cap Growth Fund                      $684,194         $488,807          $372,753
Pennsylvania Municipal Bond Fund           $ 55,170         $ 71,089          $ 80,328

         During the fiscal years ended December 31, 2000, 1999 and 1998, SEI did not waive any administration fees with respect to the Predecessor Funds.

                          CUSTODIAN AND TRANSFER AGENT

         The Chase Manhattan Bank ("Chase Manhattan"), located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Funds' assets pursuant to a Global Custody Agreement. Chase Manhattan may employ sub-custodians for the Funds for the purpose of providing custodial services for the Funds' foreign assets held outside the United States.

         Under the Global Custody Agreement, Chase Manhattan has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence from security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. Chase Manhattan is authorized to select one or more banks or trust companies to serve as sub-custodian for the Funds, provided that Chase Manhattan shall remain responsible for the performance of all of its duties under the custodian agreement and shall be liable to the Funds for any loss which shall occur as a result of the failure of a sub-custodian to exercise reasonable care with respect to the safekeeping of the Funds' assets. In addition, Chase Manhattan also serves as Galaxy's "foreign custody manager" (as that term is defined in Rule 17f-5 under the 1940 Act) and in such capacity employs sub-custodians for the Funds for the purpose of providing custodial services for the foreign assets of those Funds held outside the U.S. The assets of the Funds are held under bank custodianship in compliance with the 1940 Act.

         PFPC serves as the Funds' transfer and dividend disbursing agent pursuant to a Transfer Agency and Services Agreement (the "Transfer Agency Agreement"). Communications to PFPC should be directed to PFPC at P.O. Box 5108, 4400 Computer Drive, Westborough, Massachusetts 01581. Under the Transfer Agency Agreement, PFPC has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning Galaxy's operations.

         PFPC may enter into agreements with one or more entities, including affiliates of Fleet, pursuant to which such entities agree to perform certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of the Large Cap Value Fund and Large Cap Growth Fund held by defined contribution plans, including maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Such entities are compensated by PFPC for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Large Cap Value Fund and Large Cap Growth Fund to PFPC have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of this Fund indirectly bears these fees.

         Fleet Bank, an affiliate of Fleet, is paid a fee for Sub-Account Services performed with respect to Trust Shares of the Large Cap Value Fund and Large Cap Growth Fund held by defined contribution plans. Pursuant to an agreement between Fleet Bank and PFPC, Fleet Bank is paid $21.00 per year for each defined contribution plan participant account. PFPC bears this expense directly, and shareholders of Trust Shares of the Large Cap Value Fund and Large Cap Growth Fund bear this expense indirectly through fees paid to PFPC for transfer agency services.

                                    EXPENSES

         Fleet and PFPC bear all expenses in connection with the performance of their services for the Funds, except that Galaxy bears the expenses incurred in the Funds' operations including: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with PFPC); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, Rule 12b-1 distribution (if applicable), fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.

                             PORTFOLIO TRANSACTIONS

         Fleet will select specific portfolio investments and effect transactions for the Funds. Fleet seeks to obtain the best net price and the most favorable execution of orders. Fleet may, in its discretion, effect transactions in portfolio securities with dealers who provide research advice or other services to the Funds or Fleet. Fleet is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any

Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Fleet determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Fleet's overall responsibilities to the particular Fund and to Galaxy. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy. The fees under the investment advisory agreements between Galaxy and Fleet are not reduced by reason of receiving such brokerage and research services. The Board of Trustees will periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Funds.

         For the fiscal year ended December 31, 2000, The Pillar Funds paid $510,000 in commissions on brokerage services, pursuant to an agreement or understanding, because of research services provided by the brokers, none of which involved directed brokerage commissions for research services.

         Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. There is generally no stated commission in the case of securities traded in U.S. over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government securities.

         During the fiscal years ended December 31, 2000, 1999 and 1998, the Predecessor Funds of the Large Cap Value Fund and Large Cap Growth Fund paid brokerage commissions as shown in the table below:

                                                    FOR THE FISCAL YEAR ENDED DECEMBER 31:
FUND                                                2000             1999              1998
----                                                ----             ----              ----
Large Cap Value Fund ..........................   $165,809         $148,533          $103,821
Large Cap Growth Fund .........................   $445,836         $388,600          $471,889

         During the fiscal years ended December 31, 2000, 1999 and 1998, the Predecessor Funds of the Large Cap Value Fund and Large Cap Growth Fund paid brokerage commissions to affiliated brokers as shown in the table below:

                                                  FOR THE FISCAL YEAR ENDED DECEMBER 31:

FUND                                              2000             1999              1998
----                                              ----             ----              ----
Large Cap Value Fund ..........................   N/A             $4,151             $216
Large Cap Growth Fund .........................   N/A             $6,515             $900

         The Funds may effect a portion of their portfolio transactions through Quick & Reilly Institutional Trading ("Quick & Reilly"), a division of Fleet Securities, Inc., which is an affiliate of Fleet.

         Debt securities purchased or sold by the Pennsylvania Municipal Bond Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealers' mark-up or mark-down.

         Each Fund may engage in short-term trading to achieve its investment objective. Portfolio turnover may vary greatly from year to year as well as within a particular year. Except as permitted by the SEC or applicable law, the Funds will not acquire portfolio securities from, make savings deposits in, enter into repurchase or reverse repurchase agreements with, or sell securities to, Fleet, PFPC, or their affiliates, and will not give preference to affiliates and correspondent banks of Fleet with respect to such transactions.

         Investment decisions for each Fund are made independently from those for the other Funds and portfolios of Galaxy and for any other investment companies and accounts advised or managed by Fleet. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund, another portfolio of Galaxy, and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Fleet believes to be equitable to the Fund and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, Fleet may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for Galaxy's other Funds and portfolios, or other investment companies or accounts in order to obtain best execution.

                               DISTRIBUTION PLANS

RETAIL A SHARES

         Galaxy has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "Rule") with respect to Retail A Shares of the Funds (the "Retail A Shares Plan"). Under the Retail A Shares Plan, Galaxy may pay PFPC Distributors or another person for expenses and activities intended to result in the sale of Retail A Shares of the Funds, including the payment of commissions to broker-dealers and other industry professionals who sell Retail A Shares and the direct or indirect cost of financing such payments.

         Under the Retail A Shares Plan, payments by Galaxy for distribution expenses may not exceed the annualized rate of 0.50% of the average daily net assets attributable to each Fund's outstanding Retail A Shares. As of the date of this Statement of Additional Information, Galaxy intends to limit the Funds' payments for distribution expenses to not more than (i) 0.25% (on an annualized basis) of the average daily net asset value of the outstanding Retail A Shares of each of the Large Cap Value Fund and Large Cap Growth Fund, and (ii) 0.15% (on an annualized basis) of the average daily net asset value of the outstanding Retail A Shares of the Pennsylvania Municipal Bond Fund.

DISTRIBUTION AND SERVICES PLAN

         Galaxy has adopted a Distribution and Services Plan pursuant to the Rule with respect to Retail B Shares of the Funds (the "Retail B Shares Plan"). Under the Retail B Shares Plan, Galaxy may pay (a) PFPC Distributors or another person for expenses and activities intended to result in the sale of Retail B Shares, including the payment of commissions to broker-dealers and other industry professionals who sell Retail B Shares and the direct or indirect cost of financing such payments, (b) institutions for shareholder liaison services, which means personal services for holders of Retail B Shares and/or the maintenance of shareholder accounts, such as responding to customer inquiries and providing information on accounts, and (c) institutions for administrative support services, which include but are not limited to: (i) transfer agent and sub-transfer agent services for beneficial owners of Retail B Shares; (ii) aggregating and processing purchase and redemption orders; (iii) providing beneficial owners with statements showing their positions in Retail B Shares;
(iv) processing dividend payments; (v) providing sub-accounting services for Retail B Shares held beneficially; (vi) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (vii) receiving, translating and transmitting proxies executed by beneficial owners.

         Under the Retail B Shares Plan, payments by Galaxy (i) for distribution expenses may not exceed the annualized rate of 0.65% of the average daily net assets attributable to a Fund's outstanding Retail B Shares, and (ii) to an institution for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.25% and 0.25%, respectively, of the average daily net assets attributable to a Fund's outstanding Retail B Shares which are owned of record or beneficially by that institution's customers for whom the institution is the dealer of record or shareholder of record or with whom it has a servicing relationship. As of the date of this Statement of Additional Information, Galaxy intends to limit a Fund's payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than (i) 0.30% (on an annualized basis) of the average daily net asset value of Retail B Shares of each of the Large Cap Value Fund and Large Cap Growth Fund owned of record or beneficially by customers of institutions, and (ii) 0.15% (on an annualized basis) of the average daily net asset value of Retail B Shares of the Pennsylvania Municipal Bond Fund owned of record or beneficially by customers of institutions.

BOTH PLANS

         Payments for distribution expenses under the Retail A Shares Plan and Retail B Shares Plan (the "12b-1 Plans") are subject to the Rule. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by" Galaxy. The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, each 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Trustees for its review at least quarterly. Each 12b-1 Plan provides that it may not be amended to increase materially the costs which Retail A Shares or Retail B Shares, as the case may be, of a Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Trustees, and by a majority of the trustees who are neither "interested persons" (as defined in the 1940 Act) of Galaxy nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreements (the "12b-1 Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments.

         Galaxy's Board of Trustees has concluded that there is a reasonable likelihood that the 12b-1 Plans will benefit the Funds and the holders of Retail A Shares and Retail B Shares. The 12b-1 Plans are subject to annual reapproval by a majority of the 12b-1 Trustees and are terminable at any time with respect to any Fund by a vote of a majority of such Trustees or by vote of the holders of a majority of the Retail A Shares or Retail B Shares of the Fund involved. Any agreement entered into pursuant to the Retail B Shares Plan with an institution ("Service Organization") is terminable with respect to any Fund without penalty, at any time, by vote of a majority of the 12b-1 Trustees, by vote of the holders of a majority of the Retail B Shares of such Fund, by PFPC Distributors or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

         As long as the 12b-1 Plans are in effect, the nomination of the trustees who are not interested persons of Galaxy (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Trustees.

                            SHAREHOLDER SERVICES PLAN

         Galaxy has adopted a Shareholder Services Plan (the "Services Plan") pursuant to which it may enter into servicing agreements with institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, institutions render certain shareholder liaison and/or administrative support services to customers who are the beneficial owners of Trust Shares. Such services are provided to customers who are the beneficial owners of Trust Shares and are intended to supplement the services provided by PFPC as administrator and transfer agent to the shareholders of record of Trust Shares. The Services Plan provides that Galaxy will pay fees for such services at the following annual rates: (i) with respect to the Large Cap Value Fund and Large Cap Growth Fund, up to 0.50% of the average daily net asset value of Trust Shares owned beneficially by customers; and (ii) with respect to the Pennsylvania Municipal Bond Fund, up to 0.30% of the average daily net asset value of Trust Shares owned beneficially by customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such customers: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with PFPC Distributors;
(ii) processing dividend payments from a Fund; (iii) providing sub-accounting with respect to Trust Shares or the information necessary for sub-accounting; and (iv) providing periodic mailings to customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such customers: (i) providing customers with information as to their positions in Trust Shares; (ii) responding to customer inquiries; and (iii) providing a service to invest the assets of customers in Trust Shares.

         Galaxy understands that institutions may charge fees to their customers who are the beneficial owners of Trust Shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts which may be received by an institution under the Services Plan. Under the terms of each servicing agreement entered into with Galaxy, institutions will be required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Trust Shares.

         Each servicing agreement between Galaxy and an institution ("Service Organization") relating to the Services Plan will require that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agrees to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Trust Shares of such Funds on any day do not exceed the income to be accrued to such Trust Shares on that day.

         Galaxy's servicing agreements are governed by the Services Plan that has been adopted by Galaxy's Board of Trustees in connection with the offering of Trust Shares of each Fund. Pursuant to the Services Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of Galaxy's trustees, including a majority of the trustees who are not "interested persons" of Galaxy as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

         The Board of Trustees has approved Galaxy's arrangements with Service Organizations based on information provided by Galaxy's service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording Galaxy greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Trust Shares of the Funds. Any material amendment to Galaxy's arrangements with Service Organizations must be approved by a majority of Galaxy's Board of Trustees (including a majority of the Disinterested Trustees). So long as Galaxy's arrangements with Service Organizations are in effect, the selection and nomination of the members of Galaxy's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of Galaxy will be committed to the discretion of such Disinterested Trustees.

         As of the date of this Statement of Additional Information, the Services Plan has not been implements with respect to Trust Shares.

                                   DISTRIBUTOR

         PFPC Distributors serves as Galaxy's distributor. PFPC Distributors, an indirect wholly-owned subsidiary of PNC Financial Services Group, is a registered broker-dealer with principal offices located at 400 Bellevue Parkway, Wilmington, Delaware 19809.

         Unless otherwise terminated, the Distribution Agreement between Galaxy and PFPC Distributors remains in effect until January 2, 2002, and thereafter will continue from year to year upon annual approval by Galaxy's Board of Trustees, or by the vote of a majority of the outstanding shares of Galaxy and by the vote of a majority of the Board of Trustees of Galaxy who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

         PFPC Distributors is entitled to the payments of a front-end sales charge on the sales of Retail A Shares of the Funds and a contingent deferred sales charge on redemptions of Retail B Shares of the Funds.

                                    AUDITORS

         Ernst & Young, LLP, independent auditors, with offices at 200 Clarendon Street, Boston, Massachusetts 02116, serve as auditors for Galaxy. Prior to the Reorganization, Arthur Andersen LLP, with offices at 1601 Market Street, Philadelphia, Pennsylvania 19103, served as independent public accountants for the Predecessor Funds. The financial highlights for the Predecessor Funds for each of the years or periods in the five-year period ended December 31, 2000 included in the Prospectuses and the financial statements contained in the Predecessor Funds' Annual Report to Shareholders dated December 31, 2000 and incorporated by reference into this Statement of Additional Information have been audited by Arthur Andersen LLP.

                                     COUNSEL

         Drinker Biddle & Reath LLP (of which W. Bruce McConnel, III, Secretary of Galaxy, is a partner), One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103, are counsel to Galaxy and will pass upon certain legal matters on its behalf.

                                 CODES OF ETHICS

         Galaxy and Fleet have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel subject to the particular Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts. The Codes of Ethics are on public file with, and are available from, the Securities and Exchange Commission's Public Reference Room in Washington, D.C.

                        PERFORMANCE AND YIELD INFORMATION

         Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Unless otherwise indicated, total return figures include changes in share price, deduction of any applicable sales charge, and reinvestment of dividends and capital gains distributions, if any.

         The Funds' 30-day (or one month) standard yields are calculated separately for each series of shares in each Fund in accordance with the method prescribed by the SEC for mutual funds:

                                                  6
                           YIELD = 2[(a-b)/cd +1 )  - 1]

Where: a =      dividends and interest earned by a Fund during the period;

       b =      expenses accrued for the period (net of reimbursements);

       c = average daily number of shares outstanding during the period entitled to receive dividends; and

       d =      maximum offering price per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

         With respect to mortgage or other receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay-downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or
(b) not to amortize discount or premium on the remaining security.

         Each Fund may also advertise its "effective yield" which is calculated similarly but when annualized, the income earned by an investment in the Fund is assumed to be reinvested.

         Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

         The "tax-equivalent" yield of the Pennsylvania Municipal Bond Fund is computed by: (a) dividing the portion of the Fund's yield (calculated as above) that is exempt from both federal and state income taxes by one minus a stated combined federal and state income tax rate; (b) dividing the portion of the Fund's yield (calculated as above) that is exempt from federal income tax only by one minus a stated federal income tax rate; and (c) adding the figures resulting from (a) and (b) above to that portion if any, of the yield that is not exempt from federal income tax.

         Prior to the Reorganization, the Predecessor Pennsylvania Municipal Bond Fund offered and sold two classes of shares, Class I Shares and Class A Shares. In connection with the Reorganization, the holders of Class I Shares and Class A Shares of such Predecessor Fund exchanged their shares for Trust Shares of the Pennsylvania Municipal Bond Fund. The standard yield and tax equivalent yield for Class I Shares of the Predecessor Pennsylvania Municipal Bond Fund (the class of shares which is similar to Trust Shares) for the 30-day period ended December 31, 2000 were 4.22% and 7.33%, respectively.

         Each Fund that advertises its "average annual total return" computes such return separately for each series of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                               1/n
                              T = [(ERV/P) - 1]

          Where:  T =   average annual total return;

                ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

                  P =   hypothetical initial payment of $1,000; and

                  n =   period covered by the computation, expressed in years.

         Each Fund that advertises its "aggregate total return" computes such returns separately for each series of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

         Aggregate Total Return =   [(ERV/P) - l]

         The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. In addition, the Funds' Retail Shares average annual total return and aggregate total return quantities will report the deduction of the maximum sales bond charged in connection with purchases of Retail A Shares or redemption of Retail B Shares, as the case may be.

         The aggregate total returns for Class A Shares, Class B Shares and Class I Shares of the Predecessor Funds from the date of each Fund's initial public offering through December 31, 2000 are set forth below.

FUND                                         CLASS A         CLASS B         CLASS I
Large Cap Value Fund ....................    194.93%(1)      50.95%(2)       219.30%(1)
Large Cap Growth Fund ...................     82.90%(3)      79.03%(4)        96.22%(3)
Pennsylvania Municipal Bond Fund ........           (5)         N/A           38.89%(6)

-----------------------

(1) For the period from April 1, 1992 (commencement of operations) through December 31, 2000.

(2) For the period from May 12, 1997 (commencement of operations) through December 31, 2000.

(3) For the period from February 3, 1997 (commencement of operations) through December 31, 2000.

(4) For the period from May 21, 1997 (commencement of operations) through December 31, 2000.

(5) No information is presented for Class A Shares because the performance of Class I Shares of the Predecessor Fund is being carried forward following the Reorganization.

(6) For the period from May 3, 1993 (commencement of operations) through December 31, 2000.

The average annual total returns for Class A Shares, Class B Shares and Class I Shares of the Predecessor Funds for the one-year and five-year periods ended December 31, 2000 and since inception are as follows:

FUND                                     CLASS A                             CLASS B                              CLASS I
----                                     -------                             -------                              -------
                                ONE-     FIVE-       SINCE        ONE-      FIVE-        SINCE       ONE-      FIVE-        SINCE
                                YEAR     YEAR     INCEPTION(1)    YEAR       YEAR    INCEPTION(1)    YEAR      YEAR     INCEPTION(1)
                                ----     ----     ---------       ----       ----    ---------       ----      ----     ---------
Large Cap Value Fund           -8.47%   15.02%       13.15%      -8.91%       *        11.97%(2)    -2.94%    16.67%       14.18%
Large Cap Growth Fund         -16.84%      *         16.66%      -16.98%      *        17.47%(4)    -11.86%      *         18.77%
Pennsylvania Municipal Bond
Fund                             **       **           **          N/A       N/A          N/A       13.31%     4.22%        4.38%

------------------

*    Not in operation during the full period.

** No information is presented for Class A Shares because the performance of Class I Shares of the Predecessor Fund is being carried forward following the Reorganization.

(1) Class A Shares, Class B Shares and Class I Shares of the Predecessor Large Cap Value Fund commenced operations on April 1, 1992, May 12, 1997 and April 1, 1992, respectively; Class A Shares, Class B Shares and Class I Shares of the Predecessor Large Cap Growth Fund commenced operations on February 3, 1997, May 21, 1997 and February 3, 1997, respectively; and Class I Shares of the Predecessor Pennsylvania Municipal Bond Fund commenced operations on May 3, 1993.

TAX-EQUIVALENCY TABLES - PENNSYLVANIA MUNICIPAL BOND FUND

         The Pennsylvania Municipal Bond Fund may use tax-equivalency tables in advertising and sales literature. The interest earned by the Municipal Securities in the Fund generally remains free from federal regular income tax and from the regular personal income tax imposed by Pennsylvania. Some portion of the Fund's income may, however, be subject to the federal alternative minimum tax and state and local regular or alternative minimum taxes. As the tables below indicate, "tax-free" investments may be attractive choices for investors, particularly in times of narrow spreads between "tax-free" and taxable yields.

         The charts below are for illustrative purposes only and use tax brackets that were in effect beginning January 1, 2001. These are not indicators of past or future performance of the Pennsylvania Municipal Bond Fund.

         Note: the maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent for each chart. Moreover, the charts do not reflect the possible effect of all items relating to the effective marginal tax rate, such as alternative minimum tax, personal exemptions, tax credits, the phase-out of exemptions or credits, itemized deductions, any additional local taxes or the possible partial disallowance of deductions.

         Note: the charts below do not address taxable equivalent yields applicable to married taxpayers filing separate returns or heads of households.

         Investors are urged to consult their own tax advisors as to these matters.

Pennsylvania:  2001

Equivalency yields:  Tax-Exempt

                                    Combined     Pennsylvania Tax-Equivalent Yields**
$Taxable Income*  State    Federal  Effective    ----------------------------------------------------------------------------
Single            Rate     Rate     Rate         3.0%       3.5%      4.0%      4.5%    5.0%      5.5%     6.0%      6.5%
-----------------------------------------------------------------------------------------------------------------------------

$0-26,250         2.8%     15%      17.38%       3.63%      4.24%     4.84%     5.45%   6.05%     6.66%    7.26%     7.87%
26,251-63,550     2.8%     28%      30.02%       4.29%      5.00%     5.72%     6.43%   7.14%     7.86%    8.57%     9.29%
63,551-132,600    2.8%     31%      32.93%       4.47%      5.22%     5.96%     6.71%   7.45%     8.20%    8.95%     9.69%
132,601-288,350   2.8%     36%      37.79%       4.82%      5.63%     6.43%     7.23%   8.04%     8.84%    9.64%     10.45%
Over 288,350      2.8%     39.6%    41.29%       5.11%      5.96%     6.81%     7.66%   8.52%     9.37%    10.22%    11.07%
-----------------------------------------------------------------------------------------------------------------------------


$Taxable Income*  --------------------------
Single            7.0%    7.5%      8.0%
--------------------------------------------

$0-26,250         8.47%   9.08%     9.68%
26,251-63,550     10.00%  10.72%    11.43%
63,551-132,600    10.44%  11.18%    11.93%
132,601-288,350   11.25%  12.06%    12.88%
Over 288,350      11.92%  12.77%    13.63%
--------------------------------------------

                                                           Pennsylvania Tax-Equivalent Yields**
$Taxable Income*          State   Federal  Combined        ------------------------------------------------------------------------
Married Filing Jointly    Rate    Rate     Effective Rate   3.0%     3.5%    4.0%      4.5%    5.0%      5.5%     6.0%      6.5%
-----------------------------------------------------------------------------------------------------------------------------------

$0-43,850                2.8%     15%      17.38%          3.63%    4.24%   4.84%     5.45%   6.05%     6.66%    7.26%     7.87%
43,851-105,950           2.8%     28%      30.02%          4.29%    5.00%   5.72%     6.43%   7.14%     7.86%    8.57%     9.29%
105,951-161,450          2.8%     31%      32.93%          4.47%    5.22%   5.96%     6.71%   7.45%     8.20%    8.95%     9.69%
161,451-288,350          2.8%     36%      37.79%          4.82%    5.63%   6.43%     7.23%   8.04%     8.84%    9.64%     10.45%
Over 288,350             2.8%     39.6%    41.29%          5.11%    5.96%   6.81%     7.66%   8.52%     9.37%    10.22%    11.07%
-----------------------------------------------------------------------------------------------------------------------------------


$Taxable Income*         --------------------------
Married Filing Jointly    7.0%    7.5%      8.0%
---------------------------------------------------

$0-43,850                8.47%   9.08%     9.68%
43,851-105,950           10.00%  10.72%    11.43%
105,951-161,450          10.44%  11.18%    11.93%
161,451-288,350          11.25%  12.06%    12.88%
Over 288,350             11.92%  12.77%    13.63%
---------------------------------------------------


* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income for Pennsylvania tax purposes is the same as defined in the Internal Revenue Code. In fact, however, Pennsylvania taxable income may differ due to differences in exemptions, itemized deductions or other items.

** Each entry represents the taxable yield that is the equivalent to the specified Federal and Pennsylvania tax-exempt yield for a Pennsylvania tax payer in the specified income bracket.

PERFORMANCE REPORTING

         From time to time, in advertisements or in reports to shareholders, the performance of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds. The performance of the Large Cap Value Fund and Large Cap Growth Fund may also be compared to data prepared by the S&P 500 Index, an unmanaged index of groups of common stocks.

         Performance data as reported in national financial publications including, but not limited to, DONOGHUE'S MONEY FUND REPORT(R), MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, or publications of a local or regional nature may also be used in comparing the performance of the Funds. Performance data will be calculated separately for Trust Shares, Retail A Shares and/or Retail B Shares of the Large Cap Value Fund, Large Cap Growth Fund and Pennsylvania Municipal Bond Fund.

         The performance of the Funds will fluctuate and any quotation of performance should not be considered as representative of the future performance of the Funds. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by institutions with respect to accounts of customers that have invested in shares of a Fund will not be included in performance calculations.

         The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                  MISCELLANEOUS

         As used in this Statement of Additional Information, "assets belonging to" a particular Fund or series of a Fund means the consideration received by Galaxy upon the issuance of shares in that particular Fund or series of the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of Galaxy not belonging to a particular series or Fund. In determining the net asset value of a particular series of a Fund, assets belonging to the particular series of the Fund are charged with the direct liabilities in respect of that series and with a share of the general liabilities of Galaxy, which are allocated in proportion to the relative asset values of the respective series and Funds at the time of allocation. Subject to the provisions of Galaxy's Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular series or Fund, are conclusive.

         Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent certified public accountants.

         A "vote of the holders of a majority of the outstanding shares" of a particular Fund or a particular series of shares in a Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund or such series of shares, or (b) 67% or more of the shares of such Fund or such series of shares present at a meeting if more than 50% of the outstanding shares of such Fund or such series of shares are represented at the meeting in person or by proxy.

         As of April 24, 2001, the name, address and percentage ownership of the entities or persons that held of record or beneficially more than 5% of the outstanding shares of each class of Galaxy's investment portfolios were as follows:

                                                                                                           PERCENTAGE
                                                                                             PERCENTAGE        OF
                                                                      CLASS/AMOUNT OF         OF CLASS        FUND
GALAXY FUND                              NAME AND ADDRESS              SHARES OWNED            OWNED          OWNED
-----------                              ----------------              ------------            -----         ------
Treasury Money Market Fund         U.S. Clearing, a Division of       Retail A                 12.26%         5.19%
                                   Fleet Securities Inc.              79,951,450.750
                                   26 Broadway
                                   New York, NY 10004-1703

                                   Michael R. Bloomberg               Retail A                 12.12%         5.13%
                                   c/o Geller & Company               79,059,315.060
                                   800 Third Avenue
                                   Floor 19
                                   New York, NY 10022

                                   Fleet National Bank                Trust                    95.72%        42.78%
                                   P.O. Box 92800                     659,587,497.630
                                   Rochester, NY 14692-8900

Institutional Treasury Money       Fleet National Bank                Class I                  19.32%        19.32%
Market Fund                        P.O. Box 92800                     838,863,032.668
                                   Rochester, NY 14692-8900

                                                                                                           PERCENTAGE
                                                                                             PERCENTAGE        OF
                                                                      CLASS/AMOUNT OF         OF CLASS        FUND
GALAXY FUND                              NAME AND ADDRESS              SHARES OWNED            OWNED          OWNED
-----------                              ----------------              ------------            -----         ------
                                   Bob & Co.                          Class I                  8.38%          8.38%
                                   Treasury Attn: A.J. Ferullo        363,911,561.160
                                   Mailstop: MADE10013E
                                   100 Federal Street #01-13-07
                                   Boston, MA 02110-1802

                                   Fleet Bank Omnibus                 Class I                  60.32%        60.32%
                                   Steven P. Suchecki                 2,619,483,870.520
                                   20 Church Street
                                   Hartford, CT 06103

                                   FIM Funding, Inc.                  Class II                100.00%         0.00%
                                   Attn: Glen P. Martin               2,008.560
                                   150 Federal Street, 4th Floor
                                   Boston, MA 02110

                                   FIM Funding, Inc.                  Class III               100.00%         0.00%
                                   Attn: Glen P. Martin               2,007.680
                                   150 Federal Street, 4th Floor
                                   Boston, MA 02110

Money Market Fund                  James H Furneaux                   BKB                      5.57%          0.11%
                                   Carols S. Furneaux JTTEN           6,283,823.280
                                   810 Concord Road
                                   Carlisle, MA 01741-1523

                                   Mellon Bank (DE) NA                BKB                      5.58%          0.11%
                                   Enhanced Cash Fund                 6,296,246.300
                                   Wilshire Enhanced Index Trust
                                   135 Santilli Hwy
                                   Everett, MA 02149-1906

                                   Fleet National Bank                Trust                    99.71%        38.45%
                                   P.O. Box 92800                     2,122,908,273.770
                                   Rochester, NY 14692-8900

Institutional Money Market Fund    Fleet National Bank                Class I                  24.51%        24.51%
                                   P.O. Box 92800                     142,138,838.200
                                   Rochester, NY 14692-8900

                                   U.S. Clearing, a Division of       Class I                  22.63%        22.63%
                                   Fleet Securities Inc.              131,274,418.590
                                   26 Broadway
                                   New York, NY 10004-1703

                                   Bob & Co.                          Class I                  32.18%        32.18%
                                   Treasury Attn: A.J. Ferullo        186,661,468.860
                                   Mailstop: MADE10013E
                                   100 Federal Street #01-13-07
                                   Boston, MA 02110-1802

                                                                                                           PERCENTAGE
                                                                                             PERCENTAGE        OF
                                                                      CLASS/AMOUNT OF         OF CLASS        FUND
GALAXY FUND                              NAME AND ADDRESS              SHARES OWNED            OWNED          OWNED
-----------                              ----------------              ------------            -----         ------
                                   FIM Funding, Inc.                  Class II                100.00%        100.00%
                                   Attn: Glen P. Martin               2,008.030
                                   150 Federal Street, 4th Floor
                                   Boston, MA 02110

                                   FIM Funding, Inc.                  Class III               100.00%         0.00%
                                   Attn: Glen P. Martin               2,007.340
                                   150 Federal Street, 4th Floor
                                   Boston, MA 02110

Tax-Exempt Money Market Fund       Fleet National Bank                Trust                   100.00%        82.79%
                                   P.O. Box 92800                     1,244,077,217.380
                                   Rochester, NY 14692-8900

                                   Robert G. Barrett                  Retail A                 8.44%          1.08%
                                   1000 Green Street, Suite 404       16,293,614.970
                                   San Francisco, CA 94133

                                   Bob & Co.                          BKB                      6.02%          0.26%
                                   Treasury Attn: A.J. Ferullo        3,948,310.560
                                   Mailstop: MADE10013E
                                   100 Federal Street #01-13-07
                                   Boston, MA 02110-1802

                                   Gilbert L. Wade                    BKB                      6.53%          0.28%
                                   143 Avenue B, Apt. 6A              4,281,956.000
                                   New York, NY 10009-5026

Government Money Market Fund       Fleet National Bank                Trust                    97.97%        59.10%
                                   P.O. Box 92800                     522,103,845.940
                                   Rochester, N.Y. 14692-8900

Institutional Government Money     Fleet National Bank                Trust                    98.28%        98.28%
Market Fund                        P.O. Box 92800                     299,568,118.020
                                   Rochester, N.Y. 14692-8900

Massachusetts Municipal Money      Fleet National Bank                Retail A                 31.22%        31.22%
Market Fund                        P.O. Box 92800                     191,224,030.150
                                   Rochester, N.Y. 14692-8900

                                   U.S. Clearing, a Division of       Retail A;                18.84%        18.84%
                                   Fleet Securities Inc.              115,360,831.550
                                   26 Broadway
                                   New York, NY 10004-1703

Connecticut Municipal Money        Fleet National Bank                Retail A                 44.02%        44.02%
Market Fund                        P.O. Box 92800                     133,983,083.050
                                   Rochester, N.Y. 14692-8900

                                                                                                           PERCENTAGE
                                                                                             PERCENTAGE        OF
                                                                      CLASS/AMOUNT OF         OF CLASS        FUND
GALAXY FUND                              NAME AND ADDRESS              SHARES OWNED            OWNED          OWNED
-----------                              ----------------              ------------            -----         ------
High Quality Bond Fund             Gales & Co.                        Trust                    32.88%        30.41%
                                   Fleet Investment Services          18,434,048.654
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                   Gales & Co.                        Trust                    18.70%        17.30%
                                   Fleet Investment Services          10,487,721.528
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                   Gales & Co.                        Trust                    47.42%        43.87%
                                   Fleet Investment Services          26,588,874.294
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                   U.S. Clearing, a Division of       Prime A                  19.31%         0.00%
                                   Fleet Securities Inc.              641.710
                                   FBO 103-30971-12
                                   Doris G. Schack
                                   FBO - Doris G. Schack Living
                                   Trust
                                   9161 East Evans
                                   Scottsdale, AZ 85260-7575

                                   U.S. Clearing, a Division of       Prime A                  54.59%         0.00%
                                   Fleet Securities Inc.              1,814.297
                                   FBO 132-90090-11
                                   Virginia Holmes
                                   303 Bella Vista Drive
                                   Ithaca, NY 14850-5774

                                   U.S. Clearing, a Division of       Prime A                  9.00%          0.00%
                                   Fleet Securities Inc.              299.261
                                   FBO 013-02964-11
                                   Jane L. Grayhurst
                                   770 Boylston St., Apt. 10G
                                   Boston, MA 02199-7709

                                   U.S. Clearing, a Division of       Prime A                  16.95%         0.00%
                                   Fleet Securities Inc.              563.503
                                   FBO 132-90090-11
                                   Virginia Holmes
                                   303 Bella Vista Drive
                                   Ithaca, NY 14850-5774

                                                                                                           PERCENTAGE
                                                                                             PERCENTAGE        OF
                                                                      CLASS/AMOUNT OF         OF CLASS        FUND
GALAXY FUND                              NAME AND ADDRESS              SHARES OWNED            OWNED          OWNED
-----------                              ----------------              ------------            -----         ------
                                   U.S. Clearing, a Division of       Prime B                  33.16%         0.01%
                                   Fleet Securities Inc.              7,958.318
                                   FBO 200-70099-19
                                   Neil C. Feldman
                                   11 Cottage Lane
                                   Marlboro, NJ 07746-2124

                                   U.S. Clearing, a Division of       Prime B                  13.38%         0.01%
                                   Fleet Securities Inc.              3,210.492
                                   FBO 119-97697-10
                                   Ira Zornberg
                                   4219 Nautilus Avenue
                                   Brooklyn, NY 11224-1019

                                   U.S. Clearing, a Division of       Prime B                  12.59%         0.00%
                                   Fleet Securities Inc.              3,021.629
                                   FBO 147-24459-13
                                   Jay Robert Klein
                                   26800 Amhearst Circle #209
                                   Cleveland, OH 44122-7572

                                   U.S. Clearing, a Division of       Prime B                  14.41%         0.01%
                                   Fleet Securities Inc.              3,458.107
                                   FBO 230-02116-18
                                   Marjorie Dion
                                   301 Raimond Street
                                   Yaphank, NY 11980-9725

                                   U.S. Clearing, a Division of       Prime B                  8.53%          0.00%
                                   Fleet Securities Inc.              2,048,166
                                   FBO 157-98031-13
                                   Patricia Fusco
                                   112 E. Chapel Avenue
                                   Cherry Hill, NJ 08034-1204

                                   U.S. Clearing, a Division of       Prime B                  6.32%          0.00%
                                   Fleet Securities Inc.              1,516.857
                                   FBO 238-97175-19
                                   Marie Gottfried
                                   10208 Andover Coach Circle
                                   H-2
                                   Lake Worth, FL 33467-8158

Intermediate Government Income     Gales & Co.                        Trust                    62.63%        55.11%
Fund                               Fleet Investment Services          27,838,892.233
                                   Mutual Funds Unit - NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                                                                                           PERCENTAGE
                                                                                             PERCENTAGE        OF
                                                                      CLASS/AMOUNT OF         OF CLASS        FUND
GALAXY FUND                              NAME AND ADDRESS              SHARES OWNED            OWNED          OWNED
-----------                              ----------------              ------------            -----         ------
                                   Gales & Co.                        Trust                    22.03%        19.39%
                                   Fleet Investment Services          9,793,081.943
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                   Gales & Co.                        Trust                    14.16%        12.46%
                                   Fleet Investment Services          6,295,522.184
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                   Fleet Bank NA                      Retail B                  7.7%          0.04%
                                   Cust of the Rollover IRA           18,741.224
                                   FBO Joel J. Corriveau Sr.
                                   28 Louise Ave.
                                   Methuen, MA 02110-1745

                                   Boott Mills                        BKB                      8.41%          0.20%
                                   c/o Richard D. Leggat              99,784.774
                                   25th Floor
                                   150 Federal Street
                                   Boston, MA 02110-1745

                                   Pipe Fitters Local 537             BKB                      9.12%          0.21%
                                   Health & Welfare Fund              108,097.314
                                   35 Travis Street #1
                                   Allston, MA 02134-1251

New Jersey Municipal Bond Fund     Gales & Co.                        Trust                    50.94%        39.69%
                                   Fleet Investment Services          539,151.904
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                   Gales & Co.                        Trust                    48.51%        37.80%
                                   Fleet Investment Services          513,397.477
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                                                                                           PERCENTAGE
                                                                                             PERCENTAGE        OF
                                                                      CLASS/AMOUNT OF         OF CLASS        FUND
GALAXY FUND                              NAME AND ADDRESS              SHARES OWNED            OWNED          OWNED
-----------                              ----------------              ------------            -----         ------
                                   John W. Maki &                     Retail A                 9.84%          2.17%
                                   Kimbely McGrath Maki JYWROS        29,510.945
                                   1 Connet Lane
                                   Mendha, NJ 07945-2938

                                   U.S. Clearing, a Division of       Retail A                 50.26%        11.09%
                                   Fleet Securities Inc.              150,676.976
                                   FBO 979-10688-11
                                   John J. Delucca
                                   314 Ardmore Road
                                   Ho Ho Kus, NJ 07423-1110

                                   U.S. Clearing, a Division of       Retail A                 33.58%         7.41%
                                   Fleet Securities Inc.              100,648.062
                                   FBO  979-14430-14
                                   John R. Wright & Maria N.
                                   Wright JTTEN
                                   118 Woodland Road
                                   Montvale, NJ 07645

                                   FIM Funding, Inc.                  Retail B                100.00%         0.01%
                                   Attn: Glen P. Martin               196.971
                                   150 Federal Street, 4th Floor
                                   Boston, MA 02110

Short-Term Bond Fund               Gales & Co.                        Trust                    31.58%        21.77%
                                   Fleet Investment Services          2,667,373.411
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                   Gales & Co.                        Trust                    52.86%        36.43%
                                   Fleet Investment Services          4,464,068.217
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                   Gales & Co.                        Trust                    14.44%         9.95%
                                   Fleet Investment Services          1,219,234.154
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                                                                                           PERCENTAGE
                                                                                             PERCENTAGE        OF
                                                                      CLASS/AMOUNT OF         OF CLASS        FUND
GALAXY FUND                              NAME AND ADDRESS              SHARES OWNED            OWNED          OWNED
-----------                              ----------------              ------------            -----         ------
                                   Chelsea Police Relief Assoc.       Retail B                 12.94%         0.12%
                                   John R. Phillips Treas. &          14,681.356
                                   Michael McCona Clerk
                                   180 Crescent Avenue
                                   Chelsea, MA 02150-3017

                                   Josue Colon Cust                   Retail B                 7.51%          0.07%
                                   Hazel Colon UGMA CT                8,526.557
                                   400 Lasalle St.
                                   New Britan, CT  06051-1316

                                   Elizabeth Mugar                    Retail B                 6.81%          0.06%
                                   c/o Joyce Plasse                   7,724.773
                                   43 Monroe Rd.
                                   Enfield, CT  06082

                                   U.S. Clearing, a Division of       Retail B                 5.04%          0.05%
                                   Fleet Securities Inc.              5,717.737
                                   FBD 979-99169-12
                                   Andrew Crill
                                   P.O. Box 51-31 Bedle Street
                                   Belle Mead, NJ 08502-0051

                                   U.S. Clearing, a Division of       Retail B                 5.08%          0.05%
                                   Fleet Securities Inc.              5,761.241
                                   FBO 979-14631-11
                                   Frank Badics & Theresa Badics
                                   JT/TEN
                                   9 Elmwood Drive
                                   Milltown, NJ 08850-1636

Tax-Exempt Bond Fund               Gales & Co.                        Trust                    35.79%        31.67%
                                   Fleet Investment Services          5,834,091.282
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                   Gales & Co.                        Trust                    26.03%        23.03%
                                   Fleet Investment Services          4,243,238.778
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                                                                                           PERCENTAGE
                                                                                             PERCENTAGE        OF
                                                                      CLASS/AMOUNT OF         OF CLASS        FUND
GALAXY FUND                              NAME AND ADDRESS              SHARES OWNED            OWNED          OWNED
-----------                              ----------------              ------------            -----         ------
                                   Gales & Co.                        Trust                    37.54%        33.22%
                                   Fleet Investment Services          6,119,737.974
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                   Sylvia Fendler                     Retail B                 11.18%         0.20%
                                   72 Brinkerhoff Ave.                37,683.622
                                   Stamford, CT 06905

                                   U.S. Clearing, a Division of       Retail B                 5.68%          0.10%
                                   Fleet Securities Inc.              19,141.796
                                   FBO 150--2444-11
                                   Francis Stady
                                   3176 Main Street
                                   P.O. Box 433
                                   Yorkshire, NY 14173-0433

Intermediate Tax-Exempt Bond       Gales & Co.                        Trust                    7.95%          7.54%
Fund                               Fleet Investment Services          1,989,126.476
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                   Gales & Co.                        Trust                    90.09%        85.44%
                                   Fleet Investment Services          22,533,398.684
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                   U.S. Clearing, a Division of       Retail A                 35.36%         0.00%
                                   Fleet Securities Inc.              668.088
                                   FBO 245-15975-18
                                   Fredrica See
                                   75 Stanton Rd.
                                   Brookline, MA 02445-6114

                                   Robert L. Klug                     Retail A                 64.58%         0.00%
                                   Jo-Ann B. Klug JTWROS              1,220.092
                                   70-12 57th Rd.
                                   Maspeth, NY 11378-1907

                                   FIM Funding, Inc.                  Retail B                100.00%         0.00%
                                   Attn:  Glen P. Martin              195.058
                                   150 Federal Street, 4th Floor
                                   Boston, MA 02109

                                                                                                           PERCENTAGE
                                                                                             PERCENTAGE        OF
                                                                      CLASS/AMOUNT OF         OF CLASS        FUND
GALAXY FUND                              NAME AND ADDRESS              SHARES OWNED            OWNED          OWNED
-----------                              ----------------              ------------            -----         ------
                                   Charles Schwab & Co.               BKB                      33.39%         1.72%
                                   Attn:  Mutual Funds                454,169.202
                                   101 Montgomery Street
                                   San Francisco, CA 94104-4122

                                   Richard F. Messing                 BKB                      6.31%          0.33%
                                   3310 South Ocean Blvd.             85,809.171
                                   Apartment #532
                                   Highland Beach, FL  33487

Connecticut Municipal Bond Fund    Gales & Co.                        Trust                    73.98%        36.33%
                                   Fleet Investment Services          1,823,084.481
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                   Gales & Co.                        Trust                    25.82%        12.68%
                                   Fleet Investment Services          636,236.404
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                   U.S. Clearing, a Division of       Retail A                 8.94%          4.55%
                                   Fleet Securities Inc.              228,177.769
                                   FBO 245-05810-18
                                   Jean N. Konstantino & Theodore
                                   P. Konstantino JT/TEN
                                   49 Shore Rd.
                                   Clinton, CT 06413-2363

                                   FIM Funding, Inc.                  Retail B                 16.67%         0.00%
                                   Attn:  Glen P. Martin              186.722
                                   150 Federal Street, 4th Floor
                                   Boston, MA 02109

                                   U.S. Clearing, a Division of       Retail B                 83.33%         0.02%
                                   Fleet Securities Inc.              933.707
                                   FBO 134-07676-13
                                   Louis E. Beauvais & Joanne
                                   Beauvais JTTEN
                                   11 Lake Rd.
                                   Dayville, CT 06241-1507

                                                                                                           PERCENTAGE
                                                                                             PERCENTAGE        OF
                                                                      CLASS/AMOUNT OF         OF CLASS        FUND
GALAXY FUND                              NAME AND ADDRESS              SHARES OWNED            OWNED          OWNED
-----------                              ----------------              ------------            -----         ------
Connecticut Intermediate           Gales & Co.                        Trust                    87.34%        71.01%
Municipal Bond Fund                Fleet Investment Services          10,100,273.381
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                   Gales & Co.                        Trust                    9.48%          7.71%
                                   Fleet Investment Services          1,096,336.716
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                   U.S. Clearing, a Division of       Retail A                 73.04%         0.03%
                                   Fleet Securities Inc.              4,722.488
                                   FBO 142-02796-12
                                   Maria Guarna & Nazzareno
                                   Guarna JY/TEN
                                   147 Woodbury Ave.
                                   Stamford, CT 06907-1932

                                   Catherine J. Fellows               Retail A                 26.41%         0.01%
                                   7 Pent Road                        1,707.877
                                   Bloomfield, CT  06002-1518

                                   FIM Funding, Inc.                  Retail B                100.00%         0.00%
                                   Attn:  Glen P. Martin              187,399
                                   150 Federal Street, 4th Floor
                                   Boston, MA 02109

                                   Charles Schwab & Co.               BKB                      20.82%         3.88%
                                   Attn:  Mutual Funds                552,460.143
                                   101 Montgomery Street
                                   San Francisco, CA 94104-4122

                                   Kelly F. Shackelford               BKB                      7.19%          1.34%
                                   P.O. Box 672                       190,656.373
                                   New Canaan, CT 06840-0672

Florida Municipal Bond Fund        Gales & Co.                        Trust                    90.29%        90.29%
                                   Fleet Investment Services          5,376,451.711
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                                                                                           PERCENTAGE
                                                                                             PERCENTAGE        OF
                                                                      CLASS/AMOUNT OF         OF CLASS        FUND
GALAXY FUND                              NAME AND ADDRESS              SHARES OWNED            OWNED          OWNED
-----------                              ----------------              ------------            -----         ------
                                   Gales & Co.                        Trust                    8.66%          8.66%
                                   Fleet Investment Services          515,674.125
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

Massachusetts Municipal Bond       Gales & Co.                        Trust                    47.25%        29.49%
Fund                               Fleet Investment Services          2,514,830.666
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                   Gales & Co.                        Trust                    50.69%        31.63%
                                   Fleet Investment Services          2,697,977.091
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                   U.S. Clearing, a Division of       Retail B                 95.19%         0.27%
                                   Fleet Securities Inc.              22,972.952
                                   FBO 245-09436-14
                                   Thomas M. Apone
                                   64 Jacqueline Rd.
                                   Waltham, MA 02452-4973

Massachusetts Intermediate         Gales & Co.                        Trust                    80.56%        62.20%
Municipal Bond Fund                Fleet Investment Services          4,387,736.196
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                   Gales & Co.                        Trust                    18.73%        14.46%
                                   Fleet Investment Services          3,344,237.977
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                   U.S. Clearing, a Division of       Retail A                 18.58%         0.20%
                                   Fleet Securities Inc.              45,664.251
                                   FBO 245-03939-19
                                   William J. Tedoldi & Betsy M.
                                   Tedoldi  JTTEN
                                   68 High Street
                                   Needham, MA 02492

                                                                                                           PERCENTAGE
                                                                                             PERCENTAGE        OF
                                                                      CLASS/AMOUNT OF         OF CLASS        FUND
GALAXY FUND                              NAME AND ADDRESS              SHARES OWNED            OWNED          OWNED
-----------                              ----------------              ------------            -----         ------
                                   U.S. Clearing, a Division of       Retail A                 27.83%         0.30%
                                   Fleet Securities Inc.              68,416.753
                                   FBO 245-05961-15
                                   Daniel P. Anderson
                                   37 Maple Street
                                   Stoneham, MA 02180-2522

                                   U.S. Clearing, a Division of       Retail A                 8.57%          0.09%
                                   Fleet Securities Inc.              21,059.954
                                   FBO 245-01752-17
                                   Edward S. Kondi & Wenja S.
                                   Kondi  JT/TEN
                                   501 Lexington Street  #19
                                   Waltham, MA  02452-3034

                                   U.S. Clearing, a Division of       Retail A                 21.94%         0.23%
                                   Fleet Securities Inc.              53,930.124
                                   FBO 255-00001-10
                                   Martin D. Cepkauskas & Marie
                                   A. Cepkauskas  JT/TEN
                                   P.O. Box 1164
                                   Eastham, MA 02462-1164

                                   FIM Funding, Inc.                  Retail B                 7.38%          0.00%
                                   Attn:  Glen P. Martin              191.892
                                   150 Federal Street, 4th Floor
                                   Boston, MA 02109

                                   ACT Associates                     Retail B                 92.62%         0.01%
                                   Alan H. Young  TTEE                2,406.744
                                   486 Main Street
                                   Wakefield, MA 01880-3320

Corporate Bond Fund                Gales & Co.                        Trust                    36.06%        36.06%
                                   Fleet Investment Services          3,559,243.945
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                   Gales & Co.                        Trust                    34.63%        34.63%
                                   Fleet Investment Services          3,418,959.891
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                                                                                           PERCENTAGE
                                                                                             PERCENTAGE        OF
                                                                      CLASS/AMOUNT OF         OF CLASS        FUND
GALAXY FUND                              NAME AND ADDRESS              SHARES OWNED            OWNED          OWNED
-----------                              ----------------              ------------            -----         ------
                                   Gales & Co.                        Trust                    24.07%        24.07%
                                   Fleet Investment Services          2,375,981.095
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

Rhode Island Municipal Bond        Gales & Co.                        Trust                    86.45%        60.23%
Fund                               Fleet Investment Services          6,664,127.308
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                   Gales & Co.                        Trust                    13.32%         9.28%
                                   Fleet Investment Services          1,027,003.065
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                   Gales & Co.                        Retail A                 36.67%         8.37%
                                   Fleet Investment Services          925,612.157
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                   Gales & Co.                        Retail A                 23.82%         5.43%
                                   Fleet Investment Services          601,061.412
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                   James R. McCulloch                 Retail A                 7.30%          1.66%
                                   c/o Microfibre                     184,145.176
                                   P.O. Box 1208
                                   Pawtucket, RI 02862-1208

                                   FIM Funding, Inc.                  Retail B                100.00%         0.00%
                                   Attn:  Glen P. Martin              181.039
                                   150 Federal Street, 4th Floor
                                   Boston, MA 02109

                                                                                                           PERCENTAGE
                                                                                             PERCENTAGE        OF
                                                                      CLASS/AMOUNT OF         OF CLASS        FUND
GALAXY FUND                              NAME AND ADDRESS              SHARES OWNED            OWNED          OWNED
-----------                              ----------------              ------------            -----         ------
                                   U.S. Clearing, a Division of       BKB                      6.43%          0.48%
                                   Fleet Securities Inc.              53,510.610
                                   FBO 245-26616-10
                                   Pease & Curren Materials
                                   75 Pennsylvania Avenue
                                   Warwick, RI  02888-3028

                                   Charles Schwab & Co.               BKB                      9.36%          0.70%
                                   Attn:  Mutual Funds                77,944.952
                                   101 Montgomery Street
                                   San Francisco, CA 94104-4122

                                   John J. Almeida  TR                BKB                      6.18%          0.47%
                                   John J. Almeida Revocable Trust    51,483.661
                                   U/A Dated May 15 1997
                                   517 Pleasant Street
                                   Pawtuckett, RI  02860-5725

New York Municipal Bond Fund       Gales & Co.                        Trust                    62.68%        36.28%
                                   Fleet Investment Services          3,050,105.103
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                   Gales & Co.                        Trust                    32.06%        18.56%
                                   Fleet Investment Services          1,560,260.032
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                   Gales & Co.                        Trust                    5.05%          2.92%
                                   Fleet Investment Services          245,547.759
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                   U.S. Clearing, a Division of       Retail A                 13.66%         5.75%
                                   Fleet Securities Inc.              483,791.376
                                   FBO 245-03768-15
                                   Marilyn J. Brantley
                                   5954 Van Allen Rd.
                                   Belfast, NY 14711-8750

                                   FIM Funding, Inc.                  Retail B                 46.32%         0.00%
                                   Attn:  Glen P. Martin              176.875
                                   150 Federal Street, 4th Floor
                                   Boston, MA 02109

                                                                                                           PERCENTAGE
                                                                                             PERCENTAGE        OF
                                                                      CLASS/AMOUNT OF         OF CLASS        FUND
GALAXY FUND                              NAME AND ADDRESS              SHARES OWNED            OWNED          OWNED
-----------                              ----------------              ------------            -----         ------
                                   Peter J. Mayers & Carolyn          Retail B                 53.68%         0.00%
                                   Wanzenberg Mayers  JTWROS          204.949
                                   132 Chatsworth Ave.
                                   Larchmont, NY  10538

Prime Reserves Fund                U.S. Clearing, a Division of       5,027,108,961.890       100.00%        100.00%
                                   Fleet Securities Inc.
                                   26 Broadway
                                   New York, NY 10004-1703

Government Reserves Fund           U.S. Clearing, a Division of       245,802,135.810         100.00%        100.00%
                                   Fleet Securities Inc.
                                   26 Broadway
                                   New York, NY 10004-1703

Tax Exempt Reserves Fund           U.S. Clearing, a Division of       217,663,888.540         100.00%        100.00%
                                   Fleet Securities Inc.
                                   26 Broadway
                                   New York, NY 10004-1703

Asset Allocation Fund              Gales & Co.                        Trust                    91.99%        33.97%
                                   Fleet Investment Services          14,316,936.119
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                   Gales & Co.                        Trust                    6.63%          2.45%
                                   Fleet Investment Services          1,032,158.183
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                   U.S. Clearing, a Division of       Prime A                  7.79%          0.00%
                                   Fleet Securities Inc.              395.113
                                   FBO 155-98529-16
                                   Frederick B. Galt
                                   144 Jay Street
                                   Albany, NY 1221-1806

                                   U.S. Clearing, a Division of       Prime A                  32.83%         0.00%
                                   Fleet Securities Inc.              1,665.345
                                   FBO 175-97327-10
                                   Margaret Ann Gillenwater
                                   2425 E. Prince Road #23
                                   Tucson, AZ 85716-1146

                                                                                                           PERCENTAGE
                                                                                             PERCENTAGE        OF
                                                                      CLASS/AMOUNT OF         OF CLASS        FUND
GALAXY FUND                              NAME AND ADDRESS              SHARES OWNED            OWNED          OWNED
-----------                              ----------------              ------------            -----         ------
                                   U.S. Clearing, a Division of       Prime A                  22.39%         0.00%
                                   Fleet Securities Inc.              1,135.824
                                   FBO 194-97099-17
                                   James K. Winter
                                   2523 Greenridge Drive
                                   Belden, MS 08826-9530

                                   U.S. Clearing, a Division of       Prime A                  5.60%          0.00%
                                   Fleet Securities Inc.              284.092
                                   FBO 108-98907-17
                                   Linda Lecessi-Karp
                                   141 Norwood Ave.
                                   Malverne, NY 11565-1422

                                   U.S. Clearing, a Division of       Prime A                  6.66%          0.00%
                                   Fleet Securities Inc.              337.563
                                   FBO 108-99197-14
                                   Michael Karp
                                   141 Norwood Ave.
                                   Malverne, NY 11565-1422

                                   U.S. Clearing, a Division of       Prime A                  8.38%          0.00%
                                   Fleet Securities Inc.              425.226
                                   FBO170-02634-19
                                   Albert Roselli &
                                   Arlene Roselli JTTEN
                                   57 Deerpath Lane
                                   Westfield, MA 01085

                                   U.S. Clearing, a Division of       Prime A                  8.38%          0.00%
                                   Fleet Securities Inc.              425.226
                                   FBO 170-02647-14
                                   Frederick J. Roselli &
                                   Carol A. Roselli JTTEN
                                   585 North Westfield Street
                                   Feeding Hills, MA 01030-1217

                                   U.S. Clearing, a Division of       Prime B                  10.94%         0.01%
                                   Fleet Securities, Inc.             3,207.055
                                   FBO 138-97818-14
                                   Carol Y. Foster
                                   524 Marie Avenue
                                   Blountstown, FL 32424-1218

                                   U.S. Clearing, a Division of       Prime B                  10.44%         0.01%
                                   Fleet Securities, Inc.             3,060.470
                                   FBO 102-92974-11
                                   Ann E. Herzog
                                   74 Tacoma Street
                                   Staten Island, NY 10304-4222

                                                                                                           PERCENTAGE
                                                                                             PERCENTAGE        OF
                                                                      CLASS/AMOUNT OF         OF CLASS        FUND
GALAXY FUND                              NAME AND ADDRESS              SHARES OWNED            OWNED          OWNED
-----------                              ----------------              ------------            -----         ------
                                   U.S. Clearing, a Division of       Prime B                  6.95%          0.00%
                                   Fleet Securities, Inc.             2,038.604
                                   FBO 166-98559-16
                                   Ann P. Sargent
                                   422 Los Encinos Avenue
                                   San Jose, CA 95134-1336

                                   U.S. Clearing, a Division of       Prime B                  6.75%          0.00%
                                   Fleet Securities, Inc.             1,979.607
                                   FBO 166-97970-19
                                   Alicia E. Schober
                                   10139 Ridgeway Drive
                                   Cupertino, CA 95014-2658

                                   U.S. Clearing, a Division of       Prime B                  6.20%          0.00%
                                   Fleet Securities, Inc.             1,816.899
                                   FBO 181-01324013
                                   Paul R. Thornton & Karin Z.
                                   Thornton JT TEN
                                   1207 Oak Glen Lane
                                   Sugar Land, TX 77479-6175

                                   U.S. Clearing, a Division of       Prime B                  5.15%          0.00%
                                   Fleet Securities, Inc.             1,509.226
                                   FBO 013-00189-14
                                   David Paquin & Susan Paquin
                                   JT TEN
                                   Attn Paul D. Nunes VP
                                   100 Westminster St. RI/MO/F02G
                                   Providence, RI 02903-2318

Equity Income Fund                 Gales & Co.                        Trust                    52.32%        18.22%
                                   Fleet Investment Services          3,306,236.35
                                   Mutual Funds Unit - NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                   Gales & Co.                        Trust                    36.27%        12.63%
                                   Fleet Investment Services          2,292,207.605
                                   Mutual Funds Unit - NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                                                                                           PERCENTAGE
                                                                                             PERCENTAGE        OF
                                                                      CLASS/AMOUNT OF         OF CLASS        FUND
GALAXY FUND                              NAME AND ADDRESS              SHARES OWNED            OWNED          OWNED
-----------                              ----------------              ------------            -----         ------
                                   Gales & Co.                        Trust                    11.12%         3.87%
                                   Fleet Investment Services          702,965.194
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

Growth Fund II                     Gales & Co.                        Trust                    18.46%        11.21%
                                   Fleet Investment Services          1,275,786.210
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                   Gales & Co.                        Trust                    11.68%         7.10%
                                   Fleet Investment Services          807,567.613
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                   Gales & Co.                        Trust                    69.47%        42.20%
                                   Fleet Investment Services          4,801,991.788
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                   U.S. Clearing, a Division of       Retail A                 8.62%          0.19%
                                   Fleet Securities, Inc.             21,867.523
                                   FBO 245-94671-10
                                   Elliot Entner
                                   16 Paul Revere Road
                                   Sharon, MA 02067-2213

                                   U.S. Clearing, a Division of       Retail A                 15.26%         0.34%
                                   Fleet Securities, Inc.             38,704.816
                                   FBO 245-00759-12
                                   Kie Y. Ahn & Bok S. Ahn JT WROS
                                   639 Quaker Street
                                   Chappaqua, NY 10514-1507

International Equity Fund          Gales & Co.                        Trust                    30.52%        26.76%
                                   Fleet Investment Services          14,699,881.351
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                                                                                           PERCENTAGE
                                                                                             PERCENTAGE        OF
                                                                      CLASS/AMOUNT OF         OF CLASS        FUND
GALAXY FUND                              NAME AND ADDRESS              SHARES OWNED            OWNED          OWNED
-----------                              ----------------              ------------            -----         ------
                                   Gales & Co.                        Trust                    27.46%        24.08%
                                   Fleet Investment Services          13,226,817.672
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                   Gales & Co.                        Trust                    37.78%        33.13%
                                   Fleet Investment Services          18,196,803.700
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                   Charles Schwab & Co., Inc.         Retail A                 10.15%         1.01%
                                   Special Custody Acct. for          554,886.265
                                   Exclusive of Customers
                                   Attn: Mutual Funds
                                   101 Montgomery St.
                                   San Francisco, CA 94104-4122

                                   U.S. Clearing, a Division of       Prime A                  80.62%         0.00%
                                   Fleet Securities, Inc.             681.590
                                   FBO 125-98055-11
                                   Albert F. Twanmo
                                   6508 81st St.
                                   Cabin John, MD 20818-1203

                                   U.S. Clearing, a Division of       Prime A                  14.83%         0.00%
                                   Fleet Securities, Inc.             125.343
                                   FBO 136-00157-13
                                   Jon-Paul Dadaian
                                   178 Clarken Drive
                                   West Orange, NJ 07052-3441

                                   U.S. Clearing, a Division of       Prime B                  71.85%         0.03%
                                   Fleet Securities, Inc.             18,116.180
                                   FBO 102-59241-17
                                   Church & Friary of St. Francis
                                   of Assisi
                                   c/o Fr. Peter Brophy OFM
                                   135 West 31st St.
                                   New York, NY 10001-3405

                                   U.S. Clearing, a Division of       Prime B                  5.64%          0.00%
                                   Fleet Securities, Inc.             1,421.553
                                   FBO 244-90026-13
                                   Guido Guinasso
                                   418 College Avenue
                                   San Francisco, CA 94112-1114

                                                                                                           PERCENTAGE
                                                                                             PERCENTAGE        OF
                                                                      CLASS/AMOUNT OF         OF CLASS        FUND
GALAXY FUND                              NAME AND ADDRESS              SHARES OWNED            OWNED          OWNED
-----------                              ----------------              ------------            -----         ------
                                   National Financial Services Corp   BKB                      5.74%          0.08%
                                   For the Exclusive Benefit of       45,134.705
                                   Customers
                                   P.O. Box 3908
                                   Church Street Station
                                   New York, NY 10008-3908

Equity Value Fund                  Gales & Co.                        Trust                    67.73%        26.42%
                                   Fleet Investment Services          7,565,416.984
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                   Gales & Co.                        Trust                    18.90%         7.37%
                                   Fleet Investment Services          2,110,550.202
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                   Gales & Co.                        Trust                    11.10%         4.33%
                                   Fleet Investment Services          1,239,230.704
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

Equity Growth Fund                 Gales & Co.                        Trust                    63.72%        40.67%
                                   Fleet Investment Services          27,169,780.702
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                   Gales & Co.                        Trust                    17.93%        11.44%
                                   Fleet Investment Services          7,644,181.912
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                   Gales & Co.                        Trust                    15.38%         9.82%
                                   Fleet Investment Services          6,558,190.411
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                                                                                           PERCENTAGE
                                                                                             PERCENTAGE        OF
                                                                      CLASS/AMOUNT OF         OF CLASS        FUND
GALAXY FUND                              NAME AND ADDRESS              SHARES OWNED            OWNED          OWNED
-----------                              ----------------              ------------            -----         ------
                                   U.S. Clearing, a Division of       Prime A                  6.21%          0.00%
                                   Fleet Securities, Inc.             2,248.624
                                   FBO 104-32732-16
                                   Hilda Brandt
                                   Roland Park Place
                                   830 W 40th Street, Apt. 359
                                   Baltimore, MD  21211-2176

                                   NH Bragg & Sons                    Prime A                  89.39%         0.05%
                                   401(k) Profit Sharing Plan         32,363.513
                                   Lawrence S. Cronkite & John
                                   Bragg  TTEES
                                   92 Perry Road
                                   P.O. Box 927
                                   Bangor, ME  04402-0927

                                   U.S. Clearing, a Division of       Prime B                  19.06%         0.00%
                                   Fleet Securities, Inc.             3,047.972
                                   FBO 111-98315-17
                                   Thomas J. Bernfield
                                   185 West End Ave., Apt. 21D
                                   New York, NY  10023-5548

                                   U.S. Clearing, a Division of       Prime B                  11.96%         0.00%
                                   Fleet Securities, Inc.             1,911.999
                                   FBO 150-90636-14
                                   Lynn C. Sherrie
                                   245 Lake Street
                                   Wilson, NY  14172-9659

                                   U.S. Clearing, a Division of       Prime B                  10.32%         0.00%
                                   Fleet Securities, Inc.             1,649.672
                                   FBO 221-00085-18
                                   Walter M. Swiecicki & Cathleen
                                   Swiecicki  JT WROS
                                   119 Old Beekman Road
                                   Monmouth Junction, NJ 08852-
                                   3114

                                   U.S. Clearing, a Division of       Prime B                  5.66%          0.00%
                                   Fleet Securities, Inc.             905.625
                                   FBO 195-90734-10
                                   W.P. Fleming
                                   66500 E 253rd
                                   Grove, OK  74344-6163

                                                                                                           PERCENTAGE
                                                                                             PERCENTAGE        OF
                                                                      CLASS/AMOUNT OF         OF CLASS        FUND
GALAXY FUND                              NAME AND ADDRESS              SHARES OWNED            OWNED          OWNED
-----------                              ----------------              ------------            -----         ------
                                   U.S. Clearing, a Division of       Prime B                  5.57%          0.00%
                                   Fleet Securities, Inc.             890.444
                                   FBO 131-98122-18
                                   Elaine B. Odessa
                                   9 Newman Rd.
                                   Pawtuckett, RI 02860-6183

                                   U.S. Clearing, a Division of       Prime B                  12.32%         0.00%
                                   Fleet Securities, Inc.             1,969.484
                                   FBO 166-31108-21
                                   Frank Catanho, Trustee of Frank
                                   Catanho
                                   1996 Trust dated 10/22/96
                                   24297 Mission Blvd.
                                   Hayward, NY 94544-1020

Growth & Income Fund               Gales & Co.                        Trust                    53.94%        32.42%
                                   Fleet Investment Services          21,173,498.227
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                   Gales & Co.                        Trust                    40.32%        24.24%
                                   Fleet Investment Services          15,829,366.000
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                   U.S. Clearing, a Division of       Prime A                  36.19%         0.01%
                                   Fleet Securities, Inc.             3,780.867
                                   FBO 160-27022-17
                                   Linda Shaw, trustee for the
                                   Linda J. Shaw Trust
                                   920 Meadows Road
                                   Geneva, IL  60134-3052

                                   U.S. Clearing, a Division of       Prime A                  26.84%         0.00%
                                   Fleet Securities, Inc.             2,803.738
                                   FBO 113-27816-16
                                   Pamela M. Feinn
                                   68 Oak Ridge Drive
                                   Bethany, CT  06524-3118

                                                                                                           PERCENTAGE
                                                                                             PERCENTAGE        OF
                                                                      CLASS/AMOUNT OF         OF CLASS        FUND
GALAXY FUND                              NAME AND ADDRESS              SHARES OWNED            OWNED          OWNED
-----------                              ----------------              ------------            -----         ------
                                   U.S. Clearing, a Division of       Prime A                  24.47%         0.00%
                                   Fleet Securities, Inc.             2,556.206
                                   FBO 175-97327-10
                                   Margaret Ann Gillenwater
                                   2525 E. Prince Rd., #23
                                   Tucson, AZ 85716-1146

                                   U.S. Clearing, a Division of       Prime B                  29.46%         0.00%
                                   Fleet Securities, Inc.             2,545.915
                                   FBO 147-97497-13
                                   Martin Allen Sante
                                   8858 Moanalua Way
                                   Diamondhead, MS 39525-3760

                                   U.S. Clearing, a Division of       Prime B                  17.84%         0.00%
                                   Fleet Securities, Inc.             1,542.113
                                   FBO 103-31744-16
                                   Irwin Luftig & Elaine Luftig
                                   6119 Bear Creek Ct.
                                   Lake Worth, FL 33467-6812

                                   U.S. Clearing, a Division of       Prime B                  16.53%         0.00%
                                   Fleet Securities, Inc.             1,428.216
                                   FBO 148-28677-18
                                   Linda M. Berke & Michael E.
                                   Berke  JT TEN
                                   30941  Westwood Rd.
                                   Farmington Hills, MI 48331-
                                   1466

                                   U.S. Clearing, a Division of       Prime B                  16.12%         0.00%
                                   Fleet Securities, Inc.             1,392.920
                                   FBO 147-29019-15
                                   Walter W. Quan
                                   2617 Skyline Drive
                                   Lorain, OH 44053-2243

                                   U.S. Clearing, a Division of       Prime B                  6.17%          0.00%
                                   Fleet Securities, Inc.             533.356
                                   FBO 013-90166-12
                                   Florence G. St Onge
                                   34 Cedar Lane
                                   Warren, RI  02885-2236

                                                                                                           PERCENTAGE
                                                                                             PERCENTAGE        OF
                                                                      CLASS/AMOUNT OF         OF CLASS        FUND
GALAXY FUND                              NAME AND ADDRESS              SHARES OWNED            OWNED          OWNED
-----------                              ----------------              ------------            -----         ------
                                   U.S. Clearing, a Division of       Prime B                  5.93%          0.00%
                                   Fleet Securities, Inc.             512.871
                                   FBO 108-00116-10
                                   Michael Kennedy & Carleen
                                   Kennedy  JT  WROS
                                   12 Walton Ave.
                                   Locust Valley, NY  11560-1227

Small Company Equity Fund          Gales & Co.                        Trust                    58.63%        44.01%
                                   Fleet Investment Services          12,187,420.923
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                   Gales & Co.                        Trust                    25.95%        19.48%
                                   Fleet Investment Services          5,394,065.422
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                   Gales & Co.                        Trust                    11.16%         8.37%
                                   Fleet Investment Services          2,319,044.441
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

Small Cap Value Fund               Gales & Co.                        Trust                    43.54%        34.60%
                                   Fleet Investment Services          12,164,892.547
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                   Gales & Co.                        Trust                    37.55%        29.84%
                                   Fleet Investment Services          10,491,719.113
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                   Gales & Co.                        Trust                    18.55%        14.75%
                                   Fleet Investment Services          5,183,674.161
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                                                                                           PERCENTAGE
                                                                                             PERCENTAGE        OF
                                                                      CLASS/AMOUNT OF         OF CLASS        FUND
GALAXY FUND                              NAME AND ADDRESS              SHARES OWNED            OWNED          OWNED
-----------                              ----------------              ------------            -----         ------
                                   U.S. Clearing, a Division of       Prime A                  36.38%         0.01%
                                   Fleet Securities, Inc.             4,606.988
                                   FBO 104-32732-16
                                   Hilda Brandt
                                   Roland Park Place
                                   830 W 40th St., Apt. 359
                                   Baltimore, MD 21211-2176

                                   U.S. Clearing, a Division of       Prime A                  5.39%          0.00%
                                   Fleet Securities, Inc.             683.060
                                   FBO 102-98671-14
                                   Peter D. Picca
                                   P.O. Box 588
                                   17 W Dory Drive
                                   Mystic Islands, NJ 08087-0588

                                   U.S. Clearing, a Division of       Prime A                  13.27%         0.00%
                                   Fleet Securities, Inc.             1,680.108
                                   FBO 103-97564-14
                                   Thomas X. McKenna
                                   170 Turtle Creek Drive
                                   Tequesta, FL 33469-1547

                                   U.S. Clearing, a Division of       Prime A                  11.20%         0.00%
                                   Fleet Securities, Inc.             1,418.496
                                   FBO 103-31296-18
                                   Edward U. Roddy, III
                                   109 Angler Avenue
                                   Palm Beach, FL 33480-3101

                                   U.S. Clearing, a Division of       Prime A                  22.76%         0.01%
                                   Fleet Securities, Inc.             2,882.036
                                   FBO 155-03619-25
                                   Frederick W. Geissinger
                                   601 NW 2nd St.
                                   Evansville, IN 47708-1013

                                   U.S. Clearing, a Division of       Prime B                  11.79%         0.01%
                                   Fleet Securities, Inc.             1,884.203
                                   FBO 111-98315-17
                                   Thomas J. Bernfeld
                                   185 West End Ave., Apt. 21D
                                   New York, NY 10023-5548

                                                                                                           PERCENTAGE
                                                                                             PERCENTAGE        OF
                                                                      CLASS/AMOUNT OF         OF CLASS        FUND
GALAXY FUND                              NAME AND ADDRESS              SHARES OWNED            OWNED          OWNED
-----------                              ----------------              ------------            -----         ------
                                   U.S. Clearing, a Division of       Prime B                  10.35%         0.00%
                                   Fleet Securities, Inc.             1,653.035
                                   FBO 162-27769-10
                                   Gilbert Shue & Eva Shue -
                                   Trustees Shue Family trust -
                                   DTD 11/8/84
                                   10119 Riverside Drive
                                   Ontario, CA 91761-7814

                                   U.S. Clearing, a Division of       Prime B                  7.99%          0.00%
                                   Fleet Securities, Inc.             1,276.547
                                   FBO 107-30623-15
                                   Andrejs Zvejnieks
                                   2337 Christopher Walk
                                   Atlanta, GA 30327-1110

                                   U.S. Clearing, a Division of       Prime B                  6.22%          0.00%
                                   Fleet Securities, Inc.             993.494
                                   FBO 223-97395-15
                                   Rufus O. Eddins, Jr.
                                   360 Dominion Circle
                                   Knoxville, TN 37922-2750

                                   U.S. Clearing, a Division of       Prime B                  5.97%          0.00%
                                   Fleet Securities, Inc.             954.071
                                   FBO 221-97250-13
                                   Michael A. Veschi
                                   106 Exmoor Court
                                   Leesburg, VA 20176-2049

                                   U.S. Clearing, a Division of       PrimeB                   5.46%          0.00%
                                   Fleet Securities, Inc.             872.174
                                   FBO 138-30212-17
                                   Virginia Godenrath T.O.D.
                                   Robert Godenrath
                                   5925 Shore Boulevard South,
                                   #104
                                   Gulfport, FL  33707-5904

Strategic Equity Fund              Gales & Co.                        Trust                    90.11%        81.98%
                                   Fleet Investment Services          8,853,429.935
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                                                                                           PERCENTAGE
                                                                                             PERCENTAGE        OF
                                                                      CLASS/AMOUNT OF         OF CLASS        FUND
GALAXY FUND                              NAME AND ADDRESS              SHARES OWNED            OWNED          OWNED
-----------                              ----------------              ------------            -----         ------
                                   Gales & Co.                        Trust                    8.37%          7.61%
                                   Fleet Investment Services          822,021.905
                                   Mutual Funds Unit -
                                   NY/RO/TO4A
                                   159 East Main Street
                                   Rochester, NY 14638-0001

                                   U.S. Clearing, a Division of       Retail B                 5.48%          0.08%
                                   Fleet Securities, Inc.             9,163.372
                                   FBO 978-12453-12
                                   Violet K. Saidnehr
                                   260 Middle Neck Road
                                   Great Neck, NY 11021-1175

Pan Asia Fund                      FIM Funding, Inc.                  Trust                    99.81%        95.08%
                                   Attn:  Glen P. Martin              454,524.731
                                   150 Federal Street, 4th Floor
                                   Boston, MA 02109

                                   John J. Mancini                    Retail A                 12.34%         0.54%
                                   Anthony Mancini JTTEN              2,566.263
                                   114 Alpine Road
                                   Portland, ME 04103-2804

                                   Fleet Bank, N.A.                   Retail A                 7.60%          0.33%
                                   Cust for the IRA Plan FBO          1,581.093
                                   Susan A. Bird
                                   30 Lafayette Ave.
                                   Somerset, NJ 08873-2556

                                   Adelaide Donohue &                 Retail A                 36.89%         1.61%
                                   Matthew Donohue JT WROS            7,674.144
                                   P.O. Box 230
                                   Southhampton, NY 11969

                                   Striplin Family Trust              Retail A                 5.12%          0.22%
                                   Dave Striplin & Kristin            1,064.412
                                   Striplin JT WROS PDAA
                                   U/T/A DTD 1-22-2001
                                   1705 Vista Del Monte
                                   Auburn, CA 95603-6104

                                   U.S. Clearing, a Division of       Retail A                 5.89%          0.26%
                                   Fleet Securities, Inc.             1,225.983
                                   FBO 210-00116-14
                                   Anthony P. Verrico & Antonia
                                   P. Verrico  JTTEN
                                   32 Susan Drive
                                   Saugus, MA  01906-1238

                                                                                                           PERCENTAGE
                                                                                             PERCENTAGE        OF
                                                                      CLASS/AMOUNT OF         OF CLASS        FUND
GALAXY FUND                              NAME AND ADDRESS              SHARES OWNED            OWNED          OWNED
-----------                              ----------------              ------------            -----         ------
                                   FIM Funding, Inc.                  Retail B                 19.24%         0.05%
                                   Attn:  Glen P. Martin              252.805
                                   150 Federal Street, 4th Floor
                                   Boston, MA 02109

                                   U.S. Clearing, a Division of       Retail B                 20.21%         0.06%
                                   Fleet Securities, Inc.             265.551
                                   FBO 245-01434-13
                                   Anthony M. Savoy
                                   103 Oak Street
                                   Indian Orchard, MA 01151-1538

                                   U.S. Clearing, a Division of       Retail B                 46.09%         0.13%
                                   Fleet Securities, Inc.             605.649
                                   FBO 245-94856-17
                                   Daniel Coletti
                                   465 Lexington Street
                                   Waltham, MA 02452

                                   U.S. Clearing, a Division of       Retail B                 14.38%         0.04%
                                   Fleet Securities, Inc.             188.926
                                   FBO 108-04359-18
                                   Raheem Horton
                                   115 W. Fulton Ave.
                                   Roosevelt, NY 11575-2026

                                   FIM Funding, Inc.                  Prime A                  99.61%         0.05%
                                   Attn:  Glen P. Martin              259.279
                                   150 Federal Street, 4th Floor
                                   Boston, MA 02109

                                   FIM Funding, Inc.                  Prime B                  99.61%         0.05%
                                   Attn:  Glen P. Martin              259.286
                                   150 Federal Street, 4th Floor
                                   Boston, MA 02109


                              FINANCIAL STATEMENTS

         The Annual Report to Shareholders with respect to the Predecessor Funds for the fiscal year ended December 31, 2000 has been filed with the SEC. The financial statements contained in such Annual Report are incorporated by reference into this Statement of Additional Information. No other parts of the Annual Report to Shareholders are incorporated by reference herein. The financial statements and financial highlights for the Predecessor Funds included in such Annual Report to Shareholders have been audited by the Predecessor Funds' independent public accountants, Arthur Andersen LLP, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS

         A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

         "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Moody's commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.


         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - An obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         "Caa " - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


The following summarizes long-term ratings used by Fitch:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC" "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

MUNICIPAL NOTE RATINGS

         A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.


         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

                                   APPENDIX B

         As stated above, the Large Cap Growth Fund may enter into futures transactions for hedging purposes. The following is a description of such transactions.

         I.       INTEREST RATE FUTURES CONTRACTS

         USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

         The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

         DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

         Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

         A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II.       INDEX FUTURES CONTRACTS

          A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the S&P 100, or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

          The Fund may sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversley, the Fund will purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

          In addition, the Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

III.      MARGIN PAYMENTS

         Unlike purchases or sales of portfolio securities, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with Galaxy's custodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, Fleet may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

IV.      RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

         There are several risks in connection with the use of futures by the Fund as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments that are the subject of the hedge. The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures, which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the investment adviser. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by Fleet. It is also possible that, where the Fund had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

         Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

         In instances involving the purchase of futures contracts by the Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with Galaxy's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Successful use of futures by the Fund is also subject to Fleet's ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

V.       OPTIONS ON FUTURES CONTRACTS

         The Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, the Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of the securities held by the Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See "Risks of Transactions in Futures Contracts" above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VI.      OTHER MATTERS

         The Fund intends to comply with the regulations of the CFTC exempting it from registration as a "Commodity Pool Operator." Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                                 THE GALAXY FUND

                                    FORM N-1A

PART C.  OTHER INFORMATION

Item 23.  Exhibits

               (a)  (1)  Declaration of Trust dated March 31, 1986.(4)

                    (2) Amendment No. 1 to the Declaration of Trust dated as of April 26, 1988.(4)

                    (3) Certificate pertaining to Classification of Shares pertaining to Class A and Class B shares.(4)

                    (4) Certificate of Classification of Shares pertaining to Class C, Class D and Class E shares.(4)

                    (5) Certificate of Classification of Shares pertaining to Class C - Special Series 1 and Class D - Special Series 1 shares.(4)

                    (6) Certificate of Classification of Shares pertaining to Class F shares; Class G - Series 1 shares; Class G - Series 2 shares; Class H - Series 1 shares; Class H - Series 2 shares; Class I - Series 1 shares; Class I - Series 2 shares; Class J - Series 1 shares; and Class J
                         - Series 2 shares.(4)

                    (7) Certificate of Classification of Shares pertaining to Class K - Series 1 shares; Class K - Series 2 shares; Class L - Series 1 shares; Class L - Series 2 shares; Class M - Series 1 shares; Class M - Series 2 shares; Class N - Series 1 shares; Class N - Series 2 shares; Class O - Series 1 shares; and Class O - Series 2 shares.(4)

                    (8) Certificate of Classification of Shares pertaining to Class P - Series 1 shares; Class P - Series 2 shares; Class Q - Series 1 shares; Class Q - Series 2 shares; Class R - Series 1 shares; Class R - Series 2 shares; and Class S shares.(4)

                    (9) Certificate of Classification of Shares pertaining to Class T - Series 1 shares and Class T - Series 2 shares.(4)

                    (10) Certificate of Classification of Shares pertaining to
                         Class U - Series 1 shares and Class U - Series 2 shares; Class V shares; Class W shares; and Class X - Series 1 shares and Class X - Series 2 shares.(7)

                    (11) Certificate of Classification of Shares pertaining to
                         Class C - Special Series 2 shares; Class H - Series 3 shares; Class J - Series 3 shares; Class K - Series 3 shares; Class L - Series 3 shares; Class M - Series 3 shares; Class N - Series 3 shares; and Class U - Series 3 shares.(7)


                    (l2) Certificate of Classification of Shares pertaining to
                         Class A - Special Series 2 shares.(7)


                    (13) Certificate of Classification of Shares pertaining to
                         Class Y - Series 1 shares and Class Y - Series 2 shares; Class Z - Series 1 shares, Class Z - Series 2 shares and Class Z - Series 3 shares; and Class AA - Series 1 shares, Class AA - Series 2 shares and Class AA - Series 3 shares.(7)


                    (14) Certificate of Classification of Shares pertaining to
                         Class BB, Class CC and Class DD shares.(7)


                    (15) Certificate of Classification of Shares pertaining to
                         Class D - Special Series 2 shares; Class G - Series 3 shares; Class I - Series 3 shares; and Class X - Series 3 shares.(7)


                    (16) Certificate of Classification of Shares pertaining to
                         Class C - Special Series 3 shares; Class C - Special Series 4 shares; Class D - Special Series 3 shares; Class D - Special Series 4 shares; Class G - Series 4 shares; Class G Series 5 shares; Class H - Series 4 shares; Class H - Series 5 shares; Class I - Series 4 shares; Class I - Series 5 shares; Class J - Series 4 shares; Class J - Series 5 shares; Class K - Series 4 shares; Class K - Series 5 shares; Class L - Series 4 shares; Class L - Series 5 shares; Class M - Series 4 shares; Class M - Series 5 shares; Class N - Series 4 shares; Class N - Series 5 shares; Class U - Series 4 shares; Class U - Series 5 shares; Class X - Series 4 shares; Class X - Series 5 shares; Class AA - Series 4 shares; and Class AA - Series 5 shares.(7)


                    (17) Certificate of Classification of Shares pertaining to
                         Class EE - Series shares and Class EE - Series 2 shares; Class V - Special Series 1 shares; and Class W
                         - Special Series 1 shares.(10)


                    (18) Certificate of Classification of Shares pertaining to
                         Class A - Special Series 3 shares; Class F - Special Series 2 shares; Class E - Special Series 2 shares; Class L - Series 6 shares; Class D - Special Series 5 shares; Class J - Series 6 shares; Class R - Series 3 shares; Class N - Series 6 shares; Class U - Series 6 shares; Class H - Series 6 shares; and Class G - Series 6 shares. (11)

                    (19) Certificate of Classification of Shares pertaining to
                         Class FF shares; Class GG shares; Class HH - Series 1 shares and Class HH - Series 2 shares; Class II shares; Class JJ - Series 1 shares, Class JJ - Series 2 shares and Class JJ - Series 3 shares; Class KK - Series 1 shares, Class KK - Series 2 shares and Class KK - Series 3 shares; Class LL - Series 1 shares, Class LL - Series 2 shares and Class LL - Series 3 shares; and Class MM - Series 1 shares, Class MM - Series 2 shares and Class MM - Series 3 shares.(12)


                    (20) Certificate of Classification of Shares pertaining to
                         Class MM - Series 4 shares.(14)


                    (21) Certificate of Classification of Shares pertaining to
                         Class NN-Series 1 shares; Class NN-Series 2 shares; and Class NN-Series 3 shares.(14)


                    (22) Certificate of Classification of Shares pertaining to
                         Class NN-Series 4 shares and Class NN- Series 5 shares.(15)


                    (23) Certificate of Classification of Shares pertaining to
                         Class OO - Series 1 shares, Class OO - Series 2 shares, Class OO - Series 3 shares, Class OO - Series 4 shares and Class OO - Series 5 shares; Class PP - Series 1 shares, Class PP - Series 2 shares, Class PP - Series 3 shares, Class PP - Series 4 shares and Class PP - Series 5 shares; Class QQ - Series 1 shares, Class QQ - Series 2 shares, Class QQ - Series 3 shares, Class QQ - Series 4 shares and Class QQ - Series 5 shares; Class P- Series 3 shares; Class KK - Series 4 shares; Class Q
                         - Series 3 shares; Class LL - Series 4 shares; Class O
                         - Series 3 shares; Class R - Series 4 shares; and Class JJ - Series 4 shares.(17)


                    (24) Certificate of Classification of Shares pertaining to
                         Class Y - Series 3 shares; Class FF - Special Series 1 and Class FF - Special Series 2 shares; Class GG -Special Series 1 shares and Class GG-Special Series 2 shares.(20)


                    (25) Certificate of Classification of Shares pertaining to
                         Class RR-Series 1 shares, Class RR - Series 2 shares, Class RR - Series 3 shares; Class SS- Series 1 shares, Class SS - Series 2 shares, Class SS - Series 3 shares; Class TT - Series 1 shares, Class TT - Series 2 shares, Class TT - Series 3 shares.(22)


               (b)  (1)  Code of Regulations.(4)


                    (2)  Amendment to the Code of Regulations.(21)


                    (3)  Amendment to the Code of Regulations. (21)

               (c) Article V, Section 5.1, and Article VIII, Section 8.1, of Registrant's Declaration of Trust incorporated herein by reference as Exhibit (a)(1), and Amendment No. 1 to Registrant's Declaration of Trust incorporated herein by reference as Exhibit (a)(2).

               (d)  (1)  Advisory Agreement between the Registrant and Fleet
                         Investment Advisors Inc. with respect to the Money Market, Government, U.S. Treasury, Tax-Exempt, Institutional Government Money Market (formerly Institutional Treasury Money Market), Short-Term Bond, Intermediate Government Income (formerly Intermediate
                         Bond), Corporate Bond, High Quality Bond, Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond, Rhode Island Municipal Bond, Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds dated as of May 19, 1994.(2)

                    (2) Addendum No. 1 to Advisory Agreement between the Registrant and Fleet Investment Advisors Inc. with respect to the Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Growth and Income and Small Cap Value Funds dated as of December 1, 1995.(1)

                    (3) Addendum No. 2 to Advisory Agreement between the Registrant and Fleet Investment Advisors Inc. with respect to the New Jersey Municipal Bond Fund, MidCap Equity Fund and Strategic Equity Fund dated as of March 3, 1998.(5)

                    (4) Addendum No. 3 to Advisory Agreement between the Registrant and Fleet Investment Advisors Inc. with respect to the Prime Reserves, Government Reserves and Tax-Exempt Reserves dated as of September 18, 1998.(7)


                    (5) Addendum No. 4 to Advisory Agreement between the Registrant and Fleet Investment Advisors Inc. with respect to the Institutional Money Market Fund, Institutional Treasury Money Market Fund, Florida Municipal Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II dated as of June 23, 2000.(17)


                    (6) Addendum No. 5 to Advisory Agreement between the Registrant and Fleet Investment Advisors Inc. with respect to the Pan Asia Fund dated as of September 5, 2000.(17)

                    (7) Form of Addendum No. 6 to Advisory Agreement between the Registrant and Fleet Investment Advisors Inc. with respect to the Pennsylvania Municipal Bond Fund, Large Cap Value Fund and Large Cap Growth Fund. (22)


                    (8) Form of Addendum No. 7 to Advisory Agreement between the Registrant and Fleet Investment Advisors Inc. with respect to the New York Municipal Money Market Fund.(10)


                    (9) Sub-Advisory Agreement between Fleet Investment Advisors Inc. and Oechsle International Advisors, LLC with respect to the International Equity Fund dated as of October 8, 1998.(7)


                    (10) Sub-Advisory Agreement between Fleet Investment
                         Advisors Inc. and UOB Global Capital LLC with respect to the Pan Asia Fund dated as of September 5, 2000.(18)


               (e)  (1)  Distribution Agreement between the Registrant and
                         PFPC Distributors, Inc.(20)


                    (2) Form of Amendment No. 1 to Distribution Agreement between the Registrant and PFPC Distributors, Inc.(21)


                    (3) Form of Amendment No. 2 to Distribution Agreement between the Registrant and PFPC Distributors, Inc. with respect to the Pennsylvania Municipal Bond Fund, Large Cap Value Fund and Large Cap Growth Fund.(22)


               (f) The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan and Related Agreement effective as of January 1, 1997.(2)

               (g)  (1)  Global Custody Agreement between the Registrant and
                         The Chase Manhattan Bank dated as of
                         November 1, 1991.(4)

                    (2) Amendment dated December 2, 1998 to Global Custody Agreement between the Registrant and The Chase Manhattan Bank.(9)

                    (3) Form of Amendment to Global Custody Agreement between the Registrant and The Chase Manhattan Bank with respect to the New Jersey Municipal Bond, MidCap Equity and Strategic Equity Funds.(3)

                    (4) Form of Amendment to Global Custody Agreement between the Registrant and The Chase Manhattan Bank with respect to the Prime Reserves, Government Reserves and Tax-Exempt Reserves.(5)

                    (5) Form of Amendment to Global Custody Agreement between the Registrant and The Chase Manhattan Bank with respect to the New York Municipal Money Market Fund.(10)


                    (6) Amendment dated as of June 23, 2000 to Global Custody Agreement between the Registrant and The Chase Manhattan Bank with respect to the Institutional Money Market Fund, Institutional Treasury Money Market Fund, Florida Municipal Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II.(17)


                    (7) Amendment dated as of September 5, 2000 to Global Custody Agreement between the Registrant and The Chase Manhattan Bank with respect to the Pan Asia Fund.(17)


                    (8) Amendment dated as of September 7, 2000 to Global Custody Agreement between the Registrant and The Chase Manhattan Bank.(17)


                    (9) Form of Amendment to Global Custody Agreement between the Registrant and The Chase Manhattan Bank with respect to the Pennsylvania Municipal Bond Fund, Large Cap Value Fund and Large Cap Growth Fund.(22)


                    (10) Consent to Assignment of Global Custody Agreement
                         between the Registrant, The Chase Manhattan Bank, N.A. and 440 Financial Group of Worcester, Inc. to The Shareholder Services Group, Inc. d/b/a 440 Financial dated March 31, 1995.(10)


               (h)  (1)  Administration Agreement between the Registrant and
                         PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) dated as of June 1, 1997.(3)

                    (2) Amendment No. 1 dated March 3, 1998 to Administration Agreement between the Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the New Jersey Municipal Bond Fund, MidCap Equity Fund and Strategic Equity Fund.(5)

                    (3) Amendment No. 2 dated as of March 5, 1998 to Administration Agreement between the Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(6)

                    (4) Amendment No. 3 dated as of September 18, 1998 to Administration Agreement between the Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the Prime Reserves, Government Reserves and Tax-Exempt Reserves Fund.(7)


                    (5) Amendment No. 4 dated as of September 10, 1998 to Administration Agreement between the Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(8)


                    (6) Amendment No. 5 dated as of December 1, 1999 to Administration Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(11)


                    (7) Amendment No. 6 dated as of June 23, 2000 to Administration Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the Institutional Money Market Fund, Institutional Treasury Money Market Fund, Florida Municipal Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II.(17)


                    (8) Amendment No. 7 dated as of June 26, 2000 to Administration Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(17)


                    (9) Amendment No. 8 dated as of September 5, 2000 to Administration Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the Pan Asia Fund.(18)


                    (10) Form of Amendment No. 9 to Administration Agreement
                         between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(22)


                    (11) Form of Amendment No. 10 to Administration Agreement
                         between the Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the Pennsylvania Municipal Bond Fund, Large Cap Value Fund and Large Cap Growth Fund.(22)


                    (12) Form of Amendment No. 11 to Administration Agreement
                         between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the New York Municipal Money Market Fund.(10)


                    (13) Transfer Agency and Services Agreement between the
                         Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) dated as of June 1, 1997.(3)

                    (14) Amendment No. 1 dated March 3, 1998 to Transfer Agency and Services Agreement between the Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the New Jersey Municipal Bond Fund, MidCap Equity Fund and Strategic Equity Fund.(5)


                    (15) Amendment No. 2 dated as of March 5, 1998 to Transfer
                         Agency and Services Agreement between the Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(6)


                    (16) Amendment No. 3 dated as of September 18, 1998 to
                         Transfer Agency and Services Agreement between the Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the Prime Reserves, Government Reserves and Tax-Exempt Reserves Fund.(7)


                    (17) Amendment No. 4 dated as of September 10, 1998 to
                         Transfer Agency and Services Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(8)


                    (18) Amendment No. 5 dated as of September 9, 1999 to
                         Transfer Agency and Services Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(11)


                    (19) Amendment No. 6 dated as of December 2, 1999 to
                         Transfer Agency and Services Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(11)


                    (20) Amendment No. 7 dated as of June 23, 2000 to Transfer
                         Agency and Services Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc). with respect to the Institutional Money Market Fund, Institutional Treasury Money Market Fund, Florida Municipal Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II.(17)

                    (21) Amendment No. 8 dated as of June 26, 2000 to Transfer
                         Agency and Services Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(17)


                    (22) Amendment No. 9 dated as of September 5, 2000 to
                         Transfer Agency and Services Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the Pan Asia Fund.(18)


                    (23) Form of Amendment No. 10 to Transfer Agency and
                         Services Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(22)


                    (24) Form of Amendment No. 11 to Transfer Agency and
                         Services Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the Pennsylvania Municipal Bond Fund, Large Cap Value Fund and Large Cap Growth Fund.
                         (22)


                    (25) Form of Amendment No. 12 to Transfer Agency and
                         Services Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the New York Municipal Money Market Fund.(10)


                    (26) Shareholder Services Plan for Trust Shares and Retail A
                         Shares and Related Forms of Servicing Agreements.(22)


                    (27) Shareholder Services Plan for BKB Shares and Related
                         Forms of Servicing Agreements.(12)


                    (28) Credit Agreement dated as of December 29, 1999 among
                         the Registrant, The Galaxy VIP Fund, Galaxy Fund II, Various Banks, Deutsche Bank Securities Inc. and Deutsche Bank AG, New York Branch.(12)


                    (29) Amendment No. 1, dated as of December 27, 2000, to
                         Credit Agreement among the Registrant, the Galaxy VIP Fund, Galaxy Fund II, various banks, Deutsche Bank Securities Inc. and Deutsche Bank AG, New York Branch.(22)


                    (30) Amendment No. 2, dated as of March 27, 2001, to Credit
                         Agreement among the Registrant, the Galaxy VIP Fund,

                         Galaxy Fund II, various banks, Deutsche Bank Securities Inc. and Deutsche Bank AG, New York Branch.(22)


                    (31) Agreement and Plan of Reorganization between The Galaxy
                         Fund and Boston 1784 Funds.(15)


                    (32) Form of Agreement and Plan of Reorganization between
                         The Galaxy Fund and The Pillar Funds.(22)


                    (33) Shareholder Services Plan for Class II and Class III
                         Shares and Related Forms of Servicing Agreements.(19)


               (i)  (1)  Opinion and consent of counsel dated September 28,
                         1999.(9)


                    (2) Opinion and consent of counsel dated December 3, 1999.(10)


                    (3) Opinion and consent of counsel dated February 28, 2000.(13)


                    (4)  Opinion and consent of counsel dated May 30, 2000.(15)


                    (5)  Opinion and consent of counsel dated May 31, 2000.(16)


                    (6) Opinion and consent of counsel dated February 27, 2001.(20)


                    (7)  Opinion and consent of counsel dated May 11 2001.(22)


               (j)  (1)  Consent of Drinker Biddle & Reath LLP.(22)

                    (2)  Consent of Arthur Andersen LLP.(22)


               (k)       None.

               (l)  (1)  Purchase Agreement between the Registrant and
                         Shearson Lehman Brothers Inc. dated July 24, 1986.(4)

                    (2) Purchase Agreement between the Registrant and Shearson Lehman Brothers Inc. dated October 11, 1990 with respect to the Treasury, Equity Growth, Equity Income, International Equity and High Quality Bond Funds.(4)

                    (3) Purchase Agreement between the Registrant and SMA Equities, Inc. dated December 30, 1991 with respect to the Small Company Equity Fund, Short-Term Bond Fund, Tax-Exempt Bond Fund, Asset Allocation Fund, and New York Municipal Bond Fund.(4)

                    (4) Purchase Agreement between the Registrant and Allmerica Investments, Inc. dated February 22, 1993 with respect to the Connecticut Municipal Bond, Massachusetts Municipal Bond,

                         Rhode Island Municipal Bond and Institutional Government Money Market (formerly Institutional Treasury Money Market) Funds.(4)

                    (5) Purchase Agreement between the Registrant and 440 Financial Distributors, Inc. dated May 19, 1994 with respect to the Corporate Bond Fund.(4)

                    (6) Purchase Agreement between the Registrant and First Data Distributors, Inc. dated February 28, 1996 with respect to the Connecticut Municipal Money Market, Massachusetts Municipal Money Market Money, Growth and Income and Small Cap Value Funds.(4)

                    (7) Purchase Agreement between the Registrant and First Data Distributors, Inc. dated March 9, 1998 with respect to the New Jersey Municipal Bond Fund.(5)

                    (8) Form of Purchase Agreement between the Registrant and First Data Distributors, Inc. with respect to the MidCap Equity Fund.(3)

                    (9) Purchase Agreement between the Registrant and First Data Distributors, Inc. dated March 3, 1998 with respect to the Strategic Equity Fund.(5)


                    (10) Purchase Agreement between the Registrant and First
                         Data Distributors, Inc. dated September 18, 1998 with respect to the Prime Reserves, Government Reserves and Tax-Exempt Reserves.(8)


                    (11) Form of Purchase Agreement between the Registrant and
                         Provident Distributors, Inc. with respect to the New York Municipal Money Market Fund.(12)


                    (12) Purchase Agreement between the Registrant and Provident
                         Distributors, Inc. dated June 23, 2000 with respect to the Institutional Money Market Fund, Institutional Treasury Money Market Fund, Florida Municipal Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II.(17)


                    (13) Purchase Agreement between the Registrant and Provident
                         Distributors, Inc. dated September 5, 2000 with respect to the Pan Asia Fund.(17)


                    (14) Form of Purchase Agreement between the Registrant and
                         PFPC Distributors, Inc. with respect to the Pennsylvania

                         Municipal Bond Fund, Large Cap Value Fund and Large Cal Growth Fund.(22)


               (m)  (1)  Distribution and Services Plan for Retail B Shares
                         and Related Form of Servicing Agreement.(22)


                    (2) Distribution and Services Plan and Related Form of Servicing Agreement with respect to the Prime Reserves, Government Reserves and Tax-Exempt Reserves.(5)

                    (3)  Distribution Plan for Prime A Shares.(6)

                    (4) Distribution and Services Plan for Prime B Shares and Related Form of Servicing Agreement.(6)

                    (5) Distribution and Services Plan and Related Form of Servicing Agreement with respect to Prime Shares of the New York Municipal Money Market Fund, Connecticut Municipal Money Market Fund and Massachusetts Municipal Money Market Fund.(10)


                    (6) Distribution Plan with respect to Retail A Shares of the Pan Asia Fund.(14)


                    (7)  Distribution Plan with respect to Retail A Shares.(22)


               (n)       None.


               (o)  (1)  Amended and Restated Plan Pursuant to Rule 18f-3
                         for Operation of a Multi-Class System.(22)


               (p)  (1)  Code of Ethics - Registrant.(15)


                    (2)  Code of Ethics - Fleet Investment Advisors, Inc.(14)


                    (3)  Code of Ethics - Oechsle International Advisors,
                         LLC.(15)


                    (4)  Code of Ethics - UOB Global Capital LLC.(15)


---------------------

(1) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-4806 and 811-4636) as filed with the Commission on March 4, 1996.

(2) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on December 30, 1996.

(3) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on December 15, 1997.

(4) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on February 27, 1998.

(5) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on June 30, 1998.

(6) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on September 11, 1998.




(7) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on December 30, 1998.


(8) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on February 26, 1999.


(9) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 38 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on September 28, 1999.


(10) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on December 3, 1999.


(11) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on December 29, 1999.


(12) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on February 23, 2000.

(13) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 44 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on February 28, 2000.


(14) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on April 17, 2000.


(15) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 48 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on May 31, 2000.


(16) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on June 1, 2000.


(17) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 50 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on September 29, 2000.


(18) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on December 1, 2000.


(19) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 52 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on December 29, 2000.


(20) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on February 28, 2001.


(21) Filed electronically as an Exhibit and incorporated herein by reference to the Registrant's Registration Statement on Form N-14 as filed with the SEC on April 2, 2001.


(22) Filed herewith.

Item 24.       Persons Controlled By or Under Common Control with
               Registrant

               Registrant is controlled by its Board of Trustees.

Item 25.       Indemnification


         Indemnification of the Registrant's principal underwriter, custodian and transfer agent against certain losses is provided for, respectively, in
Section 1.18 of the Distribution Agreement incorporated herein by reference as Exhibit (e)(1), in Section 12 of the Global Custody Agreement incorporated herein by reference as Exhibit (g)(1) and in Article 10 of the Transfer Agency and Services Agreement incorporated herein by reference as Exhibit (h)(13). The Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions. In addition, Section 9.3 of the Registrant's Declaration of Trust dated March 31, 1986, incorporated herein by reference as Exhibit (a)(1), provides as follows:

          9.3 INDEMNIFICATION OF TRUSTEES, REPRESENTATIVES AND EMPLOYEES. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee EXCEPT with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, PROVIDED that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, PROVIDED that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, PROVIDED that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

               The Trustees shall indemnify representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

               Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. (a)   Business and Other Connections of Investment Adviser

               Fleet Investment Advisors Inc. ("Fleet") is an investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act"). The list required by this Item 26 of officers and directors of Fleet, together with information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by Fleet pursuant to the Advisers Act (SEC File No. 801-20312).

         (b)   Business and Other Connections of Sub-Adviser

               Oechsle International Advisors, LLC ("Oechsle") is an investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act").

               The list required by this Item 26 of the officers of Oechsle, together with information as to any business profession, vocation or employment of a substantial nature engaged in by such officers during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by Oechsle pursuant to the Advisers Act (SEC File No. 801-28111).

         (c)   Business and Other Connections of Sub-Adviser

               UOB Global Capital LLC ("UOB") is an investment adviser registered under the Advisers Act.

               The list required by this Item 26 of the officers of UOB, together with information as to any business profession, vocation or employment of a substantial nature engaged in by such officers during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by UOB pursuant to the Advisers Act (SEC File No. 801-56090).

Item 27. Principal Underwriter


         (a) In addition to The Galaxy Fund, PFPC Distributors, Inc. (the "Distributor") currently acts as distributor for The Galaxy VIP Fund, Galaxy Fund II, AFBA 5 Star Funds, Allegheny Funds, Columbia Common Stock Fund, Inc., Columbia Growth Fund, Inc., Columbia International Stock Fund, Inc., Columbia Special Fund, Inc., Columbia Small Cap Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Balanced Fund, Inc., Columbia Daily Income Company, Columbia U.S. Government Securities Fund, Inc., Columbia Fixed Income Securities Fund, Inc., Columbia Municipal Bond Fund, Inc., Columbia High Yield Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Strategic Value Fund, Inc., Columbia Technology Fund, Inc., Deutsche Asset Management VIT Funds, Forward Funds, Inc., GAMNA Series Funds, Inc., Harris Insight Funds Trust, Hillview Investment Trust II, International Dollar Reserve Fund I, Ltd., Kalmar Pooled Investment Trust, LKCM Funds, Matthews International Funds, McM Funds, Metropolitan West Funds, New Covenant Funds, Inc., Pictet Funds, The RBB Fund, Inc., Robertson Stephens Investment Trust, RWB/WPG U.S. Large Stock Fund, Stratton Growth Fund, Inc., Stratton Monthly Dividend REIT Shares, Inc., The Stratton Funds, Inc., Tomorrow Funds Retirement Trust, Trainer, Wortham First Mutual Funds, Undiscovered Managers Funds, Weiss, Peck & Greer Funds Trust, Weiss, Peck & Greer International Fund, Whitehall Funds Trust, Wilshire Target Funds, Inc., WPG Growth and Income Fund, WPG Tudor Fund, WT Investment Trust, The BlackRock Funds, Inc. and BlackRock Provident Institutional Funds (distributed by BlackRock Distributors, Inc., a wholly-owned subsidiary of the Distributor), Northern Funds Trust and Northern Institutional Funds Trust (distributed by Northern Funds Distributors, LLC, a wholly-owned subsidiary of the Distributor), The Offit Investment Fund, Inc. and The Offit Variable Insurance Fund, Inc. (distributed by Offit Funds Distributor, Inc., a wholly-owned subsidiary of the Distributor), ABN AMRO Funds (distributed by ABN AMRO Distribution Services
               (USA), Inc., a wholly-owned subsidiary of the Distributor).


         (b) The information required by this Item 27 (b) with respect to each director, officer, or partner of the Distributor is incorporated by reference to Schedule A of Form BD filed by the Distributor with the Securities and Exchange Commission pursuant to the Securities Act of 1934, as amended (File No. 8-45467).


         (c) The Distributor receives no compensation from the Registrant for distribution of its shares other than payments for distribution assistance pursuant to Registrant's Distribution Plan for Retail A Shares (other than the Pan Asia Fund), Distribution Plan for Retail A Shares (Pan Asia Fund only), Distribution and Services Plan for Retail B Shares, Distribution and Services Plan for the Prime Reserves, Government Reserves and Tax-Exempt Reserves, Distribution and Services Plan for Prime Shares (New York Municipal Money Market, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds only), Distribution Plan for Prime A Shares and Distribution and Services Plan for Prime B Shares.

Item 28.  Location of Accounts and Records

          (1) Fleet Investment Advisors Inc., 100 Federal Street, Boston, Massachusetts 02109 (records relating to its functions as investment adviser to all of the Registrant's Funds).

          (2) Oechsle International Advisors, LLC, One International Place, Boston, Massachusetts 02210 (records relating to its functions as sub-investment adviser to the International Equity Fund).

          (3) UOB Global Capital LLC, 592 Fifth Avenue, Suite 602, New York, NY 10036 and UOB Plaza 2, 80 Raffles Place, #03-00, Singapore 048624 (records relating to its functions as sub-investment adviser to the Pan Asia Fund).

          (4) PFPC Distributors Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as distributor).

          (5) PFPC Inc. (formerly known as First Data Investor Services Group, Inc.), 53 State Street, Mail Stop BOS 425, Boston, MA 02109 (records relating to its functions as administrator).

          (6) PFPC Inc. (formerly known as First Data Investor Services Group, Inc.), 4400 Computer Drive, Westborough, MA 01581-5108 (records relating to its functions as transfer agent).

          (7) Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103 (Registrant's Declaration of Trust, Code of Regulations and Minute Books).

          (8) The Chase Manhattan Bank, 1211 Avenue of the Americas, New York, New York 10036 (records relating to its functions as custodian).

Item 29.  Management Services

               Inapplicable.

Item 30.  Undertakings

               None.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 54 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in Bonita Springs, Florida, on the 18th day of May, 2001.


                                          THE GALAXY FUND
                                          Registrant


                                          /s/ John T. O'Neill
                                          -------------------------
                                          John T. O'Neill
                                          President


                  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 54 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                                       Title                                       Date
---------                                       -----                                       ----
/s/ John T. O'Neill                             Trustee, President                          May 18, 2001
------------------------                        and Treasurer
John T. O'Neill

*Dwight E. Vicks, Jr.                           Chairman of the Board                       May 18, 2001
-----------------------                         of Trustees
Dwight E. Vicks, Jr.

*Donald B. Miller                               Trustee                                     May 18, 2001
-------------------------
Donald B. Miller

*Louis DeThomasis                               Trustee                                     May 18, 2001
----------------------
Louis DeThomasis

*Kenneth A. Froot                               Trustee                                     May 18, 2001
--------------------------
Kenneth A. Froot

*James M. Seed                                  Trustee                                     May 18, 2001
-------------------------
James M. Seed

*By: /s/ John T. O'Neill
     ------------------------
        John T. O'Neill
        Attorney-In-Fact

                                 THE GALAXY FUND

                            CERTIFICATE OF SECRETARY

         The following resolutions were duly adopted by the Board of Trustees of Galaxy Funds on March 1, 2001 and remain in effect on the date hereof:

         RESOLVED, that in accordance with the resolutions previously adopted by this Board, the officers of Galaxy be, and each of them hereby is, authorized in the name and on behalf of Galaxy to execute and cause to be filed with the Securities and Exchange Commission one or more Post-Effective Amendments to Galaxy's Registration Statement on Form N-1A in such form as the officer or officers executing the same may, with the advice of counsel to Galaxy, approve as necessary or desirable, such approval to be conclusively evidenced by his, her or their execution thereof;

         FURTHER RESOLVED, that W. Bruce McConnel be, and hereby is, redesignated to act on behalf of Galaxy as its agent for service of process for matters relating to said Registration Statement with the powers enumerated in Rule 478 of the Rules and Regulations of the Securities and Exchange Commission under the Securities Act of 1933, as amended;

         FURTHER RESOLVED, that the officers of Galaxy be, and each of them hereby is, authorized to execute and file all such instruments and documents, make all such payments and do all such other acts as they may deem necessary or desirable and appropriate in order to effect the filing of said Post-Effective Amendments to said Registration Statement and to cause the same to become effective; and

         FURTHER RESOLVED, that the trustees and officers of Galaxy who may be required to execute any amendments to Galaxy's Registration Statement be, and each of them hereby is, authorized to execute a power of attorney appointing John T. O'Neill and W. Bruce McConnel, and either of them, their true and lawful attorney or attorneys, to execute in their name, place and stead, in their capacity as trustee or officer, or both, of Galaxy any and all amendments to the Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have the power to act thereunder with or without the other of said attorneys and shall have full power of substitution and resubstitution; and to do in the name and on behalf of said trustees and officers, or any or all of them, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as each of said officers or trustees, or any or all of them, might or could do in person, said acts of said attorneys, or either of them, being hereby ratified and approved.

                                         THE GALAXY FUND

                                         By:      /s/ Bruce McConnel
                                                  --------------------
                                                  W. Bruce McConnel
                                                  Secretary


Dated:  May 18, 2001

                                 THE GALAXY FUND

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints John T. O'Neill and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, of The Galaxy Fund (the "Trust"), to execute any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys, or either of them, may lawfully do or cause to be done by virtue hereof.



Dated:  December 4, 1996                        /s/Dwight E. Vicks, Jr.
                                                --------------------------
                                                Dwight E. Vicks, Jr.

                                 THE GALAXY FUND

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints John T. O'Neill and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, of The Galaxy Fund (the "Trust"), to execute any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys, or either of them, may lawfully do or cause to be done by virtue hereof.



Dated:  December 5, 1996                        /s/Donald B. Miller
                                                ---------------------
                                                Donald B. Miller

                                 THE GALAXY FUND

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints John T. O'Neill and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, of The Galaxy Fund (the "Trust"), to execute any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys, or either of them, may lawfully do or cause to be done by virtue hereof.



Dated:  December 5, 1996                        /s/Brother Louis DeThomasis
                                                ---------------------------
                                                Brother Louis DeThomasis

                                 THE GALAXY FUND

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints John T. O'Neill and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, of The Galaxy Fund (the "Trust"), to execute any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys, or either of them, may lawfully do or cause to be done by virtue hereof.



Dated:  December 5, 1996                        /s/James M. Seed
                                                --------------------
                                                James M. Seed

                                 THE GALAXY FUND

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints John T. O'Neill and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, of The Galaxy Fund (the "Trust"), to execute any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys, or either of them, may lawfully do or cause to be done by virtue hereof.



Dated:  December 15, 2000                       /s/Kenneth A. Froot
                                                -----------------------
                                                Kenneth A. Froot

                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION

(a)(25) Certificate of Classification of Shares pertaining to Class RR - Series 1 shares, Class RR - Series 2 shares, Class RR - Series 3 shares; Class SS - Series 1 shares, Class SS - Series 2 shares, Class SS - Series 3 shares; Class TT - Series 1 shares, Class TT
                - Series 2 shares, Class TT - Series 3 shares.

(d)(7) Form of Addendum No. 6 to Advisory Agreement between the Registrant and Fleet Investment Advisors Inc. with respect to the Pennsylvania Municipal Bond Fund, Large Cap Value Fund and Large Cap Growth Fund.

(e)(3) Form of Amendment No. 2 to the Distribution Agreement between the Registrant and PFPC Distributors, Inc. with respect to the Pennsylvania Municipal Bond Fund, Large Cap Value Fund and Large Cap Growth Fund.

(g)(9) Form of Amendment to Global Custody Agreement between the Registrant and the Chase Manhattan Bank with respect to the Pennsylvania Municipal Bond Fund, Large Cap Value Fund and Large Cap Growth Fund.

(h)(10) Form of Amendment No. 9 to Administration Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).

(h)(11) Form of Amendment No. 10 to Administration Agreement between the Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the Pennsylvania Municipal Bond Fund, Large Cap Value Fund and Large Cap Growth Fund.

(h)(23) Form of Amendment No. 10 to Transfer Agency and Services Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group Inc.).

(h)(24) Form of Amendment No. 11 to Transfer Agency and Services Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the Pennsylvania Municipal Bond Fund, Large Cap Value Fund and Large Cap Growth Fund.

(h)(26) Shareholder Services Plan for Trust Shares and Retail A Shares and Related Forms of Servicing Agreements.

(h)(29) Amendment No. 1, dated as of December 27, 2000, to Credit Agreement among the Registrant, the Galaxy VIP Fund, Galaxy Fund II, various banks, Deutsche Bank Securities Inc. and Deutsche Bank AG, New York Branch.

(h)(30) Amendment No. 2, dated as of March 27, 2001, to Credit Agreement among the Registrant, the Galaxy VIP Fund, Galaxy Fund II, various banks, Deutsche Bank Securities Inc. and Deutsche Bank AG, New York Branch.

(h)(32) Form of Plan of Reorganization between The Galaxy Fund and The Pillar Funds.

(i)(7)          Opinion and consent of counsel dated May 11, 2001.

(j)(1)          Consent of Drinker Biddle & Reath LLP.

(j)(2)          Consent of Arthur Andersen LLP.

(l)(14) Form of Purchase Agreement between the Registrant and PFPC Distributors, Inc. with respect to the Pennsylvania Municipal Bond Fund, Large Cap Value Fund and Large Cap Growth Fund.

(m)(1) Distribution Plan for Retail B Shares and Related Form of Servicing Agreements.

(m)(7)          Distribution  Plan with respect to Retail A Shares.

(o)(1) Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System.